UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

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The Walt Disney Company

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January 12, 2007

Dear Fellow Shareholder,

I am pleased to invite you to our 2007 Annual Meeting of shareholders, which will be held on Thursday, March 8, 2007, at 10 a.m. at the Ernest N. Morial Convention Center in New Orleans, Louisiana. We hope you will join us in supporting the revitalization of New Orleans following the devastating effects of Hurricane Katrina.

At the meeting, we will be electing all 11 members of our Board of Directors, as well as considering ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accountants, an amendment to our stock incentive plan, approval of terms of our executive performance plan and up to two proposals from shareholders.

As you know, Senator George Mitchell recently retired as Chairman of the Board of Directors, and we welcome John Pepper as our new Chairman. Father Leo O’Donovan will also be retiring at the end of this meeting. I want to thank Senator Mitchell and Father O’Donovan for their years of leadership and insightful service on our Board.

You may vote your shares using the Internet or the telephone by following the instructions on the enclosed proxy card or voting instruction form. Of course, you may also vote by returning the enclosed proxy card or voting instruction form.

We see the annual meeting as an important opportunity to communicate with our shareholders and we look forward to seeing you there should you be able to attend. A map and other instructions are included in the enclosed materials. If you cannot attend, you can still listen to the meeting, which will be webcast and available on our Investor Relations website.

Thank you very much for your continued interest in The Walt Disney Company.

Sincerely,

Robert A. Iger

President and Chief Executive Officer

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

500 South Buena Vista Street

Burbank, California 91521

January 12, 2007

Notice of Meeting

The 2007 Annual Meeting of shareholders of The Walt Disney Company will be held at the Ernest N. Morial Convention Center, 900 Convention Center Boulevard, New Orleans, Louisiana, on Thursday, March 8, 2007, beginning at 10:00 a.m. The items of business are:

1.	Election of 11 Directors, each for a term of one year.

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal 2007.

3.	Approval of an amendment to the Company’s Amended and Restated 2005 Stock Incentive Plan.

4.	Approval of terms of the Company’s Amended 2002 Executive Performance Plan.

5.	Consideration of two shareholder proposals, if presented at the meeting.

Shareholders of record of Disney common stock (NYSE: DIS) at the close of business on January 8, 2007, are entitled to vote at the meeting and any postponements or adjournments of the meeting. A list of these shareholders is available at the offices of the Company in Burbank, California.

Alan N. Braverman

Senior Executive Vice President, General Counsel

and Secretary

Your Vote is Important

Please vote as promptly as possible

by using the Internet or telephone or

by signing, dating and returning the enclosed Proxy Card

If you plan to attend the meeting, please note that space limitations make it necessary to limit attendance to shareholders and one guest. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 8:00 a.m., and seating will begin at 9:00 a.m. Each shareholder may be asked to present valid picture identification, such as a driver’s license or passport. Shareholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras (including cellular phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

1	Introduction

1	Corporate Governance and Board Matters

1	Corporate Governance Guidelines and Code of Ethics

1	Chairman of the Board

2	Committees

3	Director Independence

4	Director Selection Process

5	Board Compensation

7	Certain Relationships and Related Person Transactions

8	Shareholder Communications

9	Executive Compensation

9	Compensation Committee Report

16	Compensation Committee Interlocks and Insider Participation

17	Summary Compensation Table

19	Stock Options

21	Restricted Stock Units

23	Retirement Plans

25	Employment Agreements

31	Stock Performance Graph

32	Audit-Related Matters

32	Audit Committee Report

33	Policy for Approval of Audit and Permitted Non-audit Services

33	Auditor Fees and Services

33	Items to Be Voted On

33	Election of Directors

37	Ratification of Appointment of Independent Registered Public Accountants

37	Approval of the Amended and Restated 2005 Stock Incentive Plan

46	Approval of Terms of the Amended and Restated 2002 Executive Performance Plan

48	Shareholder Proposals

51	Other Matters

51	Information About Voting and the Meeting

51	Shares Outstanding

51	Voting

52	Attendance at the Meeting

52	Other Information

52	Stock Ownership

53	Section 16(a) Beneficial Ownership Reporting Compliance

53	Electronic Delivery of Proxy Materials and Annual Report

53	Reduce Duplicate Mailings

54	Proxy Solicitation Costs

Annexes

A-1	Annex A—Corporate Governance Guideline on Director Independence

B-1	Annex B—Audit Committee Charter

C-1	Annex C—Amended and Restated 2005 Stock Incentive Plan

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

500 South Buena Vista Street

Burbank, California 91521

January 12, 2007

Introduction

This proxy statement contains information relating to the annual meeting of shareholders of The Walt Disney Company to be held on Thursday, March 8, 2007, beginning at 10:00 a.m. local time, at the Ernest N. Morial Convention Center in New Orleans, Louisiana. It is being mailed to shareholders beginning on or about January 12, 2007. For information on how to vote your shares, see the instructions included on the enclosed proxy card or instruction form and under “Information About Voting and the Meeting” on page 51.

Corporate Governance and Board Matters

There are currently 12 members of the Board of Directors:

John E. Bryson John S. Chen Judith L. Estrin Robert A. Iger Steven P. Jobs Fred H. Langhammer	Aylwin B. Lewis Monica C. Lozano Robert W. Matschullat Leo J. O’Donovan, S.J. John E. Pepper, Jr. Orin C. Smith

Father O’Donovan will be retiring from the Board as of the end of the Annual Meeting.

The Board met 11 times during fiscal 2006. Each Director attended at least 85% of all of the meetings of the Board and Committees on which he or she served, and average attendance was approximately 98%. All but one of the Directors who were serving at the time attended the Company’s 2006 annual shareholders meeting. Under the Company’s Corporate Governance Guidelines, each Director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including by attending annual and special meetings of the shareholders of the Company, the Board and Committees of which he or she is a member.

Corporate Governance Guidelines and Code of Ethics

The Board of Directors has adopted Corporate Governance Guidelines, which set forth a flexible framework within which the Board, assisted by its Committees, directs the affairs of the Company. The Guidelines address, among other things, the composition and functions of the Board of Directors, director independence, stock ownership by and compensation of Directors, management succession and review, Board Committees and selection of new Directors.

The Company has Standards of Business Conduct, which are applicable to all employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. The Board has a separate Code of Business Conduct and Ethics for Directors, which contains provisions specifically applicable to Directors.

The Corporate Governance Guidelines, the Standards of Business Conduct and the Code of Business Conduct and Ethics for Directors are available on the Company’s Investor Relations website under the “Corporate Governance” heading at www.disney.com/investors and in print to any shareholder who requests them from the Company’s Secretary. If the Company amends or waives the Code of Business Conduct and Ethics for Directors, or the Standards of Business Conduct with respect to the chief executive officer, principal financial officer or principal accounting officer, it will post the amendment or waiver at the same location on its website.

Chairman of the Board

John Pepper became non-executive Chairman of the Board effective January 1, 2007. The Chairman of the Board organizes Board activities to enable the Board to effectively provide guidance to and oversight and accountability of management. To fulfill that role, the Chairman, among other things, creates and maintains an effective working relationship with the Chief Executive Officer and other members of management and with the other members of the Board; provides the Chief Executive Officer ongoing direction as to Board needs, interests and opinions; and assures that the Board agenda is appropriately directed to the matters of

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

greatest importance to the Company. In carrying out his responsibilities, the Chairman preserves the distinction between management and oversight, maintaining the responsibility of management to develop corporate strategy and the responsibility of the Board to review and express its views on corporate strategy. The functions of the Chairman include:

•	Presiding over all meetings of the Board of Directors and shareholders, including regular executive sessions of the Board in which management Directors and other members of management do not participate;
•	Establishing the annual agenda of the Board and agendas of each meeting in consultation with the Chief Executive Officer;
•	Advising Committee chairs, in consultation with the Chief Executive Officer, on meeting schedules, agenda and information needs for the Board committees;
•	Defining the subject matter, quality, quantity and timeliness of the flow of information between management and the Board and overseeing the distribution of that information;
•	Coordinating periodic review of management’s strategic plan for the Company;
•	Leading the Board review of the succession plan for the Chief Executive Officer and other key members of senior management;
•	Coordinating the annual performance review of the Chief Executive Officer and other key senior managers;
•	Consulting with Committee Chairs about the retention of advisors and experts;
•	Acting as the principal liaison between the independent directors and the Chief Executive Officer on sensitive issues;
•	Working with the Governance and Nominating Committee to develop and main- tain the agreed-on definitions of the role of the Board and the organization, processes and governance guidelines necessary to carry it out;
•	After consulting with other Board members and the Chief Executive Officer, making recommendations to the Governance and Nominating Committee as to the membership of various Board Committees and Committee Chairs;
•	Working with management on effective communication with shareholders, including being available for consultation and direct communication upon the reasonable request of major shareholders;
•	Encouraging active participation by each member of the Board; and
•	Performing such other duties and services as the Board may require.

The Company’s Corporate Governance Guidelines specify that the Chairman of the Board will be an independent Director unless the Board determines that the best interests of the shareholders would be otherwise better served, in which case the Board will disclose in the Company’s proxy statement the reasons for a different arrangement and appoint an independent director as Lead Director with duties and responsibilities detailed in the Corporate Governance Guidelines.

Committees

The Board of Directors has four standing committees: Audit, Governance and Nominating, Compensation and Executive. Information regarding these committees is provided below. The charters of the Audit, Governance and Nominating and Compensation Committees are available on the Company’s Investor Relations website under the “Corporate Governance” heading at www.disney.com/investors and in print to any shareholder who requests them from the Company’s Secretary.

The members of the Audit Committee are:

Robert W. Matschullat (Chair)

Monica C. Lozano

John E. Pepper, Jr.

Orin C. Smith

The functions of the Audit Committee are described below under the heading “Audit Committee Report.” The Audit Committee met ten times during fiscal 2006. All of the members of the Audit Committee are independent within the meaning of SEC regulations, the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. The Board has determined that

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Mr. Matschullat, the chair of the Committee, and Messrs. Pepper and Smith are qualified as audit committee financial experts within the meaning of SEC regulations, and that they have accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange.

The members of the Governance and Nominating Committee are:

Monica C. Lozano (Chair)

Judith L. Estrin

Aylwin B. Lewis

John E. Pepper, Jr.

The Governance and Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the Company’s Corporate Governance Guidelines. In addition, the Committee assists the Board in developing criteria for open Board positions, reviews background information on potential candidates and makes recommendations to the Board regarding such candidates. The Committee also prepares and supervises the Board’s annual review of Director independence and the Board’s annual self-evaluation, makes recommendations to the Board with respect to Committee assignments and oversees the Board’s director education practices. The Committee met six times during fiscal 2006. All of the members of the Governance and Nominating Committee are independent within the meaning of the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

The members of the Compensation Committee are:

Judith L. Estrin (Chair)

John S. Chen

Fred H. Langhammer

Aylwin B. Lewis

Leo J. O’Donovan, S.J.

The Compensation Committee is responsible for reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief

Executive Officer, evaluating the performance of the Chief Executive Officer and, either as a committee or together with the other independent members of the Board, determining and approving the compensation level for the Chief Executive Officer, and making recommendations regarding compensation of other executive officers and certain compensation plans to the Board (the Board has delegated to the Committee the responsibility for approving these arrangements). Additional information on the roles and responsibilities of the Compensation Committee is provided under the heading “Compensation Committee Report,” below. In fiscal 2006, the Compensation Committee met ten times. All of the members of the Committee are independent within the meaning of the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

The members of the Executive Committee are:

Robert A. Iger

John E. Pepper, Jr. (Chair)

The Executive Committee serves primarily as a means for taking action requiring Board approval between regularly scheduled meetings of the Board. The Executive Committee is authorized to act for the full Board on matters other than those specifically reserved by Delaware law to the Board. In practice, the Committee’s actions are generally limited to matters such as the authorization of transactions including corporate credit facilities and borrowings. In fiscal 2006, the Executive Committee held no meetings but took action by unanimous written consent on one occasion.

Director Independence

The provisions of the Company’s Corporate Governance Guidelines regarding Director independence meet and in some areas exceed the listing standards of the New York Stock Exchange. The portion of the Guidelines addressing Director independence is attached to this proxy statement as Annex A.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Pursuant to the Guidelines, the Board undertook its annual review of Director independence in November 2006. During this review, the Board considered transactions and relationships between each Director or any member of his or her immediate family and the Company and its subsidiaries and affiliates, including those reported under “Certain Relationships and Related Party Transactions” below. The Board also considered whether there were any transactions or relationships between Directors or any member of their immediate family (or any entity of which a Director or an immediate family member is an executive officer, general partner or significant equity holder) and members of the Company’s senior management or their affiliates. As provided in the Guidelines, the purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the Director is independent.

As a result of this review, the Board affirmatively determined that all of the Directors nominated for election at the annual meeting are independent of the Company and its management under the standards set forth in the Corporate Governance Guidelines, with the exception of Robert Iger, John Bryson and Steven Jobs. Mr. Iger is considered an inside Director because of his employment as a senior executive of the Company. Mr. Bryson is considered a non-independent outside Director as a result of the dollar amount of business transactions during fiscal 2006 between the Company and its subsidiaries and Lifetime Entertainment Television, a company that employs Mr. Bryson’s wife in an executive capacity. During fiscal 2006, Lifetime acquired programming and purchased advertising time from, and sold advertising time to, Company subsidiaries in an aggregate amount that exceeded 2% of Lifetime’s total revenues for that year. Additional information regarding compensation provided to Mr. Bryson’s wife appears under “Certain Relationships and Related Party Transactions” below. Mr. Jobs is considered a non-independent outside director because during fiscal 2006 the Company acquired Pixar, of which Mr. Jobs was chairman and chief executive officer and the beneficial owner of 50.6% of the issued and outstanding equity.

In determining that each of the other Directors is or was independent, the Board considered the following relationships, which it determined were immaterial to the Directors’ independence. The Board considered that the Company and its subsidiaries in the ordinary course of business have during the last three years sold products and services to, and/or purchased products and services from, companies at which some of our Directors were officers during fiscal 2006. In each case, the amount paid to or received from these companies in each of the last three years did not approach the 2% of total revenue threshold in the Guidelines, falling well below 1% in each case. The Board also considered that some Directors were directors (but not officers) of companies or institutions to which Disney sold products and services or made contributions or from which Disney purchased products and services during the fiscal year. The Board determined that none of the relationships it considered impaired the independence of the Directors.

Director Selection Process

Working closely with the full Board, the Governance and Nominating Committee develops criteria for open Board positions, taking into account such factors as it deems appropriate, including, among others: the current composition of the Board; the range of talents, experiences and skills that would best complement those already represented on the Board; the balance of management and independent Directors, and the need for financial or other specialized expertise. Applying these criteria, the Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and shareholders. The Committee retains a third-party executive search firm to identify and review candidates upon request of the Committee from time to time.

Once the Committee has identified a prospective nominee—including prospective nominees recommended by shareholders—it makes an initial determination as to whether to conduct a full evaluation. In making this determination, the Committee takes into account the

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

information provided to the Committee with the recommendation of the candidate, as well as the Committee’s own knowledge and information obtained through inquiries to third parties to the extent the Committee deems appropriate. The preliminary determination is based primarily on the need for additional Board members and the likelihood that the prospective nominee can satisfy the criteria that the Committee has established. If the Committee determines, in consultation with the Chairman of the Board and other Directors as appropriate, that additional consideration is warranted, it may request the third-party search firm to gather additional information about the prospective nominee’s background and experience and to report its findings to the Committee. The Committee then evaluates the prospective nominee against the specific criteria that it has established for the position, as well as the standards and qualifications set out in the Company’s Corporate Governance Guidelines, including:

•	the ability of the prospective nominee to represent the interests of the shareholders of the Company;
•	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;
•	the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards, as specifically set out in the Company’s Corporate Governance Guidelines;
•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board;
•	the extent to which the prospective nominee helps the Board reflect the diversity of the Company’s shareholders, employees, customers, guests and communities; and
•	the willingness of the prospective nominee to meet the minimum equity interest holding guideline set out in the Company’s Corporate Governance Guidelines.

If the Committee decides, on the basis of its preliminary review, to proceed with further consideration, members of the Committee, as well as other members of the Board as appropriate, interview the nominee. After completing this evaluation and interview, the Committee makes a recommendation to the full Board, which makes the final determination whether to nominate or appoint the new Director after considering the Committee’s report.

A shareholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Secretary or any member of the Governance and Nominating Committee in writing with whatever supporting material the shareholder considers appropriate. The Governance and Nominating Committee will also consider whether to nominate any person nominated by a shareholder pursuant to the provisions of the Company’s bylaws relating to shareholder nominations as described in “Shareholder Communications” below.

Board Compensation

Under the Company’s Corporate Governance Guidelines, non-employee Director compensation is determined annually by the Board of Directors acting upon the recommendation of the Compensation Committee. Directors who are also employees of the Company receive no additional compensation for service as a Director. The following table shows compensation for non-employee directors for fiscal 2006:

Annual Board retainer	$65,000
Annual committee retainer[1]	$10,000
Annual committee chair retainer[2]	$15,000
Annual deferred stock unit grant	$60,000
Annual retainer for Board Chairman[3]	$500,000
Annual stock option grant[4]	6,000 shares
[1]	Per committee.
[2]	This is in addition to the annual committee retainer the Director receives for the committee.
[3]	In lieu of all other Director compensation except the annual stock option grant.
[4]	In fiscal 2006, each of the current non-employee directors other than Mr. Jobs received this grant.

At Mr. Jobs request, the Board has excluded Mr. Jobs from receiving compensation as a Director.

All payments and grants other than the stock option grants (which are made on

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

March 1 of each year to Directors serving on that date) are made quarterly in arrears. Amounts awarded as deferred stock units are calculated by dividing the amount payable by the average of the high and low trading prices of Disney stock averaged over the last ten trading days of the quarter.

Deferred stock unit grants are fully vested upon crediting and are distributed to the Director in shares of Disney stock on the second anniversary of the grant date, except that stock units granted with respect to the Board Chairman’s annual retainer are distributed in shares of Disney stock in January of the year following the year of crediting.

The exercise price of the options granted in fiscal 2006 is $28.06 (the average of the high and low prices reported on the New York Stock Exchange on the date of grant). The options vest in equal installments over five years and have a ten-year term. If a Director ends his or her service by reason of mandatory retirement pursuant to the Board’s retirement or tenure policy or permanent disability, the options continue to vest in accordance with their original schedule. If service ends by reason of death, the options vest immediately. In any of the foregoing cases, the options remain exercisable for five years following termination or until the original expiration date of the option, whichever is sooner. In all other cases, options cease to vest upon termination and all options must be exercised within three months of termination.

Unless the Board exempts a Director, each Director is required to retain at all times stock representing no less than 50% of the after-tax value of exercised options and shares received upon distribution of deferred stock units until he or she leaves the Board.

Under the Company’s Amended and Restated 1997 Non-Employee Directors Stock and Deferred Compensation Plan, non-employee Directors may elect, on an annual basis, to receive all or part of their retainers in Disney stock, distributed after the end of each calendar year, or to defer all or part of their compensation until the termination of their service as a Director. Deferred compensation may be maintained, at the participating Director’s election, in a cash or stock unit account.

To encourage Directors to experience the Company’s products, services and entertainment offerings personally, the Board has adopted a policy, that, subject to availability, entitles each non-employee Director (and his or her spouse, children and grandchildren) to use Company products, attend Company entertainment offerings and visit Company properties (including staying at resorts, visiting theme parks and participating in cruises) at the Company’s expense, up to a maximum of $15,000 in fair market value per calendar year plus reimbursement of associated tax liabilities. In addition, the Company reimburses Directors for travel expenses incurred in connection with attending Board, Committee and shareholder meetings and for other Company-business related expenses (including the travel expenses of spouses and children or grandchildren if they are specifically invited to attend the event for appropriate business purposes), which may include use of Company aircraft if available and approved in advance by the Chairman of the Board or the Chief Executive Officer.

The Company does not provide retirement benefits to Directors under any current program.

Pursuant to the provisions of the Company’s bylaws and indemnification agreements, fees and other expenses incurred in connection with derivative litigation against current and former Directors relating to the employment agreement with the Company’s former president, Michael S. Ovitz, as described in the Company’s 2005 Annual Report on Form 10-K, were advanced on behalf of those Directors by the Company or the Company’s insurer. Accordingly, from the beginning of fiscal 2006 through December 31, 2006, the Company advanced $873,595 for such fees and expenses, including legal fees, relating to the foregoing matters on behalf of such current and former Directors including George J. Mitchell, Leo J. O’Donovan and Gary L. Wilson. The Company has been reimbursed by the

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Company’s insurers for a majority of such advances and has submitted or will submit to the insurers demands for reimbursement for the remaining amounts that have been advanced. Additional amounts (not included above) were paid directly by the Company’s insurers.

Certain Relationships and Related Person Transactions

Director John Bryson’s wife, Louise Bryson, serves as President—Distribution and Affiliate Business Development for Lifetime Entertainment Television, a cable television programming service in which the Company has an indirect 50% equity interest. Ms. Bryson received an aggregate salary (including car allowance and payments of deferred compensation) of $585,243 for her services with Lifetime during fiscal 2006 and received a bonus of $647,328 in fiscal 2006 with respect to her services in fiscal 2005. She is also eligible for an annual bonus for fiscal 2006, although as of December 31, 2006, no bonus determination for 2006 had been made by Lifetime with respect to Ms. Bryson. By agreement among the Company, Lifetime and Lifetime’s other equity owner, The Hearst Corporation, neither the Company nor any of its employees or affiliates participates in any decision making at Lifetime with respect to Ms. Bryson’s performance or compensation. In addition, as noted above, Lifetime acquired programming and purchased advertising time from, and sold advertising time to, Company subsidiaries, but the Company believes that neither Mr. Bryson nor Ms. Bryson had a material direct or indirect interest in those transactions.

Company President and Chief Executive Officer and Director Robert Iger’s father-in-law, Eugene Bay, is a principal of Eugene Bay Associates, Inc., a marketing company that has been retained by the Company’s subsidiary ESPN, Inc. since 1990 (prior to Mr. Iger’s marriage to Mr. Bay’s daughter) to provide sports marketing services. Mr. Bay’s company received a total of $110,908 for services provided during fiscal 2006.

On May 5, 2006, the Company completed the acquisition of Pixar, of which Mr. Jobs was Chairman, Chief Executive Officer and a holder of 50.6% of the outstanding shares, in exchange for the issuance of approximately 279 million shares of Company common stock and the conversion of previously issued equity awards into approximately 45 million Disney equity awards. As a shareholder of Pixar, Mr. Jobs received 138,000,004 shares of Company common stock, which was his pro rata portion of the shares issued in the transaction.

Prior to the acquisition of Pixar, the Company and Pixar were parties to a Co-Production Agreement entered into on February 24, 1997. Under the Co- Production Agreement, the Company and Pixar agreed to co-finance the production costs of the animated films covered by the Co-Production Agreement, co-own the films (with the Company having exclusive distribution and exploitation rights), co-brand the films and share equally in the profits of the films and any related merchandise and other ancillary products, after recovery of all marketing and distribution costs (which were financed by the Company), a distribution fee paid to the Company and any other fees or costs, including any third-party participations. The Co-Production Agreement generally provided that Pixar was responsible for the production of such films and that the Company was responsible for the marketing, promotion, publicity, advertising and distribution of such films. The Co-Production Agreement was due to terminate in 2006 but the Company and Pixar entered into a Distribution Letter Agreement on January 27, 2006 to extend the Co-Production Agreement to cover an additional film. The Co-Production Agreement and the Distribution Agreement have now been superseded as a result of the Company’s acquisition of Pixar. Ancillary to the Co-Production Agreement, the Company also made payments to Pixar for licensing Pixar’s intellectual property and for creative assistance in connection with consumer product designs. As disclosed in Pixar’s annual report on Form 10-K for the fiscal year ended December 31, 2005, for Pixar’s fiscal years 2003, 2004, and

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

2005, the Company accounted for approximately 94%, 90%, and 93% respectively of Pixar’s total revenue of approximately $262.5 million, $273.5 million and $289.1 million, respectively.

Shareholder Communications

Generally.    Shareholders may communicate with the Company through its Shareholder Services Department by writing to 500 South Buena Vista Street, MC 9722, Burbank, California 91521, by calling Shareholder Services at (818) 553-7200, or by sending an e-mail to investor.relations@ disneyonline.com. Additional information about contacting the Company is available on the Company’s investor relations website (www.disney.com/investors) under “My Shareholder Account.”

Shareholders and other parties interested in communicating directly with the Chairman of the Board or with the non-

management Directors as a group may do so by writing to the Chairman of the Board, The Walt Disney Company, 500 South Buena Vista Street, Burbank, California 91521-1030. Under a process approved by the Governance and Nominating Committee of the Board for handling letters received by the Company and addressed to non-management members of the Board, the office of the Secretary of the Company reviews all such correspondence and forwards to the Board a summary and/or copies of any such correspondence that, in the opinion of the Secretary, deals with the functions of the Board or Committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Shareholder Proposals for Inclusion in 2008 Proxy Statement.    To be eligible for

inclusion in the proxy statement for our 2008 annual meeting, shareholder proposals must be received by the Company’s Secretary no later than the close of business on September 14, 2007. Proposals should be sent to the Secretary, The Walt Disney Company, 500 South Buena Vista Street, Burbank, California 91521-1030 and follow the procedures required by SEC Rule 14a-8.

Shareholder Director Nominations and Other Shareholder Proposals for Presentation at the 2008 Annual Meeting.    Under our bylaws, written notice of shareholder nominations to the Board of Directors and any other business proposed by a shareholder that is not to be included in the Proxy Statement must be delivered to the Company’s Secretary not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Accordingly, any shareholder who wishes to have a nomination or other business considered at the 2008 Annual Meeting must deliver a written notice (containing the information specified in our bylaws regarding the shareholder and the proposed action) to the Company’s Secretary between November 9, 2007 and December 9, 2007. SEC rules permit management to vote proxies in its discretion with respect to such matters if we advise shareholders how management intends to vote.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Executive Compensation

Compensation Committee Report

The Compensation Committee of the Board has furnished the following report on compensation for fiscal 2006 for the executive officers named in the Summary Compensation Table in this proxy statement.

Roles and Responsibilities

The primary purpose of the Compensation Committee is to conduct reviews of the Company’s general executive compensation policies and strategies and oversee and evaluate the Company’s overall compensation structure and programs. Direct responsibilities include, but are not limited to:

•	evaluating and approving goals and objectives relevant to compensation of the chief executive officer and other executive officers, and evaluating the performance of the executives in light of those goals and objectives;
•	determining and approving the compensation level for the chief executive officer;
•	evaluating and approving compensation levels of other key executive officers;
•	evaluating and approving all grants of equity-based compensation to executive officers;
•	recommending to the Board compensation policies for outside directors; and
•	reviewing performance-based and equity-based incentive plans for the chief executive officer and other executive officers and reviewing other benefit programs presented to the Committee by the chief executive officer.

The role of Disney management is to provide reviews and recommendations for the Committee’s consideration, and to manage the Company’s executive compensation programs, policies and governance. Direct responsibilities include, but are not limited to:

•	providing an ongoing review of the effectiveness of the compensation programs, including competitiveness, and alignment with the Company’s objectives;
•	recommending changes, if necessary to ensure achievement of all program objectives; and
•	recommending pay levels, payout and/or awards for key executive officers other than the chief executive officer.

Since September 2003, the Committee has retained the firm of Towers Perrin as its compensation consultant to assist in the continual development and evaluation of compensation policies and the Committee’s determinations of compensation awards. The role of Towers Perrin is to provide independent, third-party advice and expertise in executive compensation issues.

The Company’s Executive Compensation Program Philosophy

Overall Program Objectives

The Company strives to attract, motivate and retain high-quality executives by providing total compensation that is performance-based and competitive with the various labor markets and industries in which the Company competes for talent. The Company provides incentives to advance the interests of shareholders and deliver levels of compensation that are commensurate with performance. Overall, the Company designs its compensation program to:

•	support the corporate business strategy and business plan by clearly communicating what is expected of executives with respect to goals and results and by rewarding achievement;
•	retain and recruit executive talent; and
•	create a strong performance alignment with shareholders.

The Company seeks to achieve these objectives through three key compensation elements:

•	a base salary;
•	a performance-based annual bonus (i.e., short-term incentives), which may be paid in cash, stock units, shares of stock or a combination of these; and
•	periodic (generally annual) grants of long-term, equity-based compensation (i.e., longer-term incentives), such as stock options, restricted stock units and/

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

or restricted stock, which may be subject to performance-based and/or time-based vesting requirements.

In December 2004, the Committee completed a redesign of the annual bonus and long-term incentive grant program that was intended to achieve two principal objectives:

•	formalize the Company’s historical practice of linking compensation with performance, measured at the Company, business segment and individual levels; and
•	improve the clarity of the Company’s compensation practices and objectives for both employees and shareholders.

Competitive Considerations

In making compensation decisions with respect to each element of compensation, the Committee considers the competitive market for executives and compensation levels provided by comparable companies. The Committee regularly reviews the compensation practices at companies with which it competes for talent, including businesses engaged in activities similar to those of the Company, specifically major entertainment companies or film, television, cable, music, theme park, hotel and retail companies, as well as large, diversified publicly held businesses with a scope and complexity similar to that of the Company. The businesses chosen for comparison may differ from one executive to the next depending on the scope and nature of the business for which the particular executive is responsible.

The Committee does not attempt to set each compensation element for each executive within a particular range related to levels provided by industry peers. Instead, the Committee uses market comparisons as one factor in making compensation decisions. Other factors considered when making individual executive compensation decisions include individual contribution and performance, reporting structure, internal pay relationship, complexity and importance of role and responsibilities, leadership and growth potential.

Executive Compensation Practices

The Company’s practices with respect to each of the three key compensation elements identified above, as well as other elements of compensation, are set forth below, followed by a discussion of the specific factors considered in determining key elements of fiscal year 2006 compensation for the named executive officers.

Base Salary

Purpose.    The objective of base salary is to reflect job responsibilities, value to the Company and individual performance with respect to market competitiveness.

Considerations.    Minimum salaries for three of the five executive officers named in the Summary Compensation Table are determined by employment agreements for those officers. These minimum salaries, the amount of any increase over these minimums and salaries for named executive officers whose salaries are not specified in an agreement are determined by the Compensation Committee based on a variety of factors, including:

•	the nature and responsibility of the position and, to the extent available, salary norms for persons in comparable positions at comparable companies;
•	the expertise of the individual executive;
•	the competitiveness of the market for the executive’s services; and
•	the recommendations of the President and Chief Executive Officer (except in the case of his own compensation).

Where not specified by contract, salaries are generally reviewed annually.

In setting salaries, the Committee considers the importance of linking a high proportion of named executive officers’ compensation to performance in the form of the annual bonus, which is tied to both Company performance measures and individual performance, as well as long-term stock-based compensation, which is tied to Company stock price performance and performance compared to an external peer group.

Fiscal Year 2006 Decisions.    Among the named executive officers, all but

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Mr. Mayer and Ms. McCarthy are employed pursuant to agreements described under “Employment Agreements” below.

Mr. Iger’s salary was not changed during the fiscal year, though Mr. Iger’s salary was adjusted upon adoption of his employment agreement in fiscal 2006 to provide that the full amount of the salary would be paid on a current basis instead of deferring a portion of his salary as had been the case under his prior employment agreement.

Mr. Staggs’ salary was increased to $1,050,000 effective January 1, 2006 according to the schedule set out in his employment agreement as described below. Mr. Braverman’s salary was increased to $850,000 effective October 1, 2005. Mr. Mayer’s salary was increased to $550,000 effective April 1, 2006. Ms. McCarthy’s salary was increased to $510,000 effective April 1, 2006. The increases for Mr. Braverman, Mr. Mayer and Ms. McCarthy were based on the factors described above.

Annual Bonus Incentives for Named Executive Officers

Purpose.    The compensation program provides for an annual bonus that is performance linked. The objective of the program is to compensate individuals based on the achievement of specific goals that are intended to correlate closely with growth of long-term shareholder value.

Considerations.    The annual bonus process for named executive officers involves five basic steps pursuant to the Company’s Management Incentive Bonus Program:

•	At the outset of the fiscal year:

(1)	Set overall Company performance goals for the year
(2)	Set individual performance measures for the year
(3)	Set a target bonus for each individual

•	After the end of the fiscal year:

(4)	Measure actual performance (individual and Company-wide)

against the predetermined Company performance goals and individual performance measures to determine the appropriate adjustment to the target bonus, as well as other performance considerations related to unforeseen events during the year

(5)	Make adjustments to the resulting preliminary bonus calculation to reflect the Company’s performance relative to the performance of the S&P 500 index

These five steps are described below:

(1)  Setting Company performance goals.    Early in each fiscal year, the Compensation Committee, working with senior management and the Committee’s compensation consultant, sets performance goals for the Company (which are in addition to a performance target set in compliance with Section 162(m) of the Internal Revenue Code as described below under “Compliance with Section 162(m)”). Seventy percent of the preliminary bonus determination for each named executive officer is based upon performance against these goals. The goals established for fiscal 2006 are discussed below under “Decisions.”

In determining the extent to which the pre-set performance goals are met for a given period, the Committee exercises its judgment whether to reflect or exclude the impact of changes in accounting principles and extraordinary, unusual or infrequently occurring events reported in the Company’s public filings. To the extent appropriate, the Committee will also consider the nature and impact of such events in the context of the remaining 30% of the bonus determination.

(2)  Setting individual performance measures.    As it sets Company-wide performance goals, the Committee also sets individual performance measures for each named executive officer. These measures allow the Committee to play a more proactive role in identifying performance objectives beyond purely financial measures, including, for example, exceptional performance of each individual’s functional responsibilities as well as leadership, creativity and innovation, col -

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

laboration, diversity initiatives, growth initiatives and other activities that are critical to driving long-term value for shareholders.

(3)  Setting a target bonus.    The Committee establishes a target bonus amount for each named executive officer. This amount is expected to be significantly below the upper bonus limit established for each named executive officer under the Company’s 2002 Executive Performance Plan, which was approved by shareholders in 2002. It is also subject to the conditions of payment set forth in that plan, as required by Section 162(m) of the Internal Revenue Code.

The target bonus takes into account all factors that the Committee deems relevant, including (but not limited to) a review of peer group compensation both within the entertainment industry and more broadly, and the Committee’s assessment of the aggressiveness of the level of growth reflected in the Company’s annual operating plan. Under his employment agreement, a minimum target bonus was established for Mr. Iger, which was determined based on the competitive review outlined above.

For each of the performance goals, there is a formula that establishes a payout range around the target bonus allocation. The formula determines the percentage of the target bonus to be paid, based on a percentage of goal achievement, with a minimum below which no payment will be made and an established upper cap.

(4)  Measuring performance.    After the end of the fiscal year, the Committee reviews the Company’s actual performance against each of the performance goals established at the outset of the year. To make its preliminary bonus determination, the Committee then adjusts 70% of the target bonus amount up or down to reflect actual performance as compared to the performance goals. The remaining 30% of the preliminary bonus determination is based upon the recommendation of the Chief Executive Officer (for officers other than himself) and the Committee’s assessment of performance against the individual goals set at the outset of the year as well as the named executive offic

er’s performance in relation to any extra

ordinary events or transactions. This assessment allows bonus decisions to take into account each named executive officer’s personal performance and con tribution during the year. This portion of the bonus may be adjusted up or down depending on the level of performance against the individual goals.

(5)  Adjustment to reflect comparative performance.    The last step in the bonus process is a final adjustment of the preliminary bonus amount to take into account the extent to which the change in the Company’s earnings per share for the year outperformed or underperformed earnings per share change over the same period for all S&P 500 companies. The preliminary bonus amount is reduced by up to 20% in the event of relative underperformance or increased by up to 20% in the event of over performance. In comparing the Company’s earnings performance versus the performance of the S&P 500 companies, the Committee exercises its judgment as to whether to reflect or exclude the impact of changes in accounting principles and extraordinary, unusual or infrequent items. The Compensation Committee has determined that beginning with the bonuses awarded with respect to fiscal year 2007, the comparative performance measure will be total shareholder return of the Company versus total shareholder return for the S&P 500 companies rather than earnings per share. The adjustment will remain a reduction or increase of up to 20%.

Discretion.    Under the bonus plan, the Compensation Committee has discretion as to whether annual bonuses for the Company’s named executive officers will be paid in cash, restricted stock, restricted stock units or a combination thereof. Any restricted stock or restricted stock units that are awarded are granted under a long-term incentive plan approved by the shareholders of the Company. The Committee also retains discretion, in appropriate circumstances, to grant a lower bonus or no bonus at all.

Compliance with Section 162(m).    In order for bonuses paid to named executive officers subject to Section 162(m) to be deductible by the Company, the specified performance target(s) set for each

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

fiscal year under the 2002 Executive Per

formance Plan must also be met. For fiscal year 2006 the performance criterion was “adjusted net income,” as defined in the Company’s 2002 Executive Performance Plan. Under that definition, “adjusted net income” means net income adjusted, to the extent the Compensation Committee determines appropriate, to exclude the following items or variances: change in accounting principles; acquisitions; dispositions of a business; asset impairments; restructuring charges; extraordinary, unusual or infrequent items; and litigation costs and insurance recoveries. In the event that the Section 162(m) performance target for any fiscal year is not met, no bonuses will be paid to any Section 162(m) executives under the 2002 Executive Performance Plan or the Management Incentive Bonus Program, even if the performance goals under the program have been achieved. However, as noted below under “Policy with respect to the $1 million deduction limit,” the Compensation Committee will retain the right to award bonuses outside of these plans in appropriate circumstances, including bonuses that may not be deductible in part or in full.

Fiscal Year 2006 Decisions.    At the beginning of fiscal 2006, the Committee established performance goals for fiscal 2006 bonuses based upon the following four corporate financial measures:

•	operating income;
•	after-tax free cash flow (after-tax cash flow from operations less investments in theme parks, resorts and other properties);
•	economic profit (net operating profit after tax, minus a charge for capital employed in the business, based on the cost of capital); and
•	earnings per share.

For fiscal year 2006, the Committee gave equal weight to each of these measures.

In setting these measures and determining the extent to which they were satisfied, the Committee excluded the impact of items (such as impairment of or gain or loss on sales of assets acquired in earlier periods) that it believed were not driven by the current performance of Company

executives or that, in the Committee’s judgment, otherwise had a distorting positive or negative impact relative to the performance of Company executives.

After the end of the fiscal year, the Committee determined that the performance target for Section 162(m) compliance set for the fiscal year under the 2002 Executive Performance Plan had been met. The Committee also determined that fiscal 2006 Company financial performance was above the goals set forth at the beginning of the year for each financial measure. The Committee then adjusted 70% of the target bonus upward based on this performance and adjusted the remaining 30% of the target bonus based on its evaluation of achievement of individual performance goals. In making the adjustment based on individual performance goals with respect to Mr. Iger, the Committee considered a variety of accomplishments by him during the year, including the broad-based operational improvements made during the year including organizational changes to position the Company for future performance, the successful acquisition and integration of Pixar, the significant moves made by the Company to leverage technology in the creation and distribution of its products, the significant creative success of the Company’s content during the year, as well as the positive steps taken to further develop the culture of quality, creativity and innovation at the Company. Finally, the Committee determined that the Company outperformed the S&P 500 companies with respect to earnings per share change over the period by the maximum amount and adjusted bonus awards upwards by 20% in accordance with the terms of the program.

As a result of these determinations, the Committee awarded the bonus amounts set forth in the Summary Compensation Table.

Long-term Incentive Compensation

Purpose.    The long-term incentive program provides a periodic award (typically annual) that is performance based. The objective of the program is to align compensation for named executive officers

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

over a multi-year period directly with the interests of shareholders of the Company by motivating and rewarding creation and preservation of long-term shareholder value. The level of long-term incentive compensation is determined based on an evaluation of competitive factors in conjunction with total compensation provided to named executive officers and the goals of the compensation program described above.

Mix of Restricted Stock Units and Stock Options.    The Company’s long-term incentive compensation generally takes the form of a mix of restricted stock unit grants and option awards. These two vehicles reward shareholder value creation in slightly different ways. Stock options (which have exercise prices equal to the market price at the date of grant) reward named executive officers only if the stock price increases. Restricted stock units are impacted by all stock price changes, so the value to named executive officers is affected by both increases and decreases in stock price.

Approximately 60% of the total value of a long-term compensation award typically takes the form of restricted stock units, with stock options accounting for the remaining value. The Committee may in the future adjust this mix of award types or approve different award types, such as restricted stock, as part of the overall long-term incentive award.

Vesting of Restricted Stock Units.    Restricted stock units granted as long-term incentive compensation to named executive officers generally have scheduled vesting dates on or about the second and fourth anniversary of the grant date. On each of those dates, 50% of the total award is scheduled to vest, contingent upon the named executive officer’s continued employment with the Company. For officers subject to Section 162(m) on the date of grant, vesting of all restricted stock units covered by the grant is subject to the same performance criterion that is established to satisfy the requirements for qualified performance-based compensation under Section 162(m). For these persons, the scheduled vesting with respect to half of the restricted stock units eligible for vesting on each such anniversary date is also subject to a performance-based vesting requirement; namely, that the Company’s “total shareholder return” (as described below) as of each of the vesting dates must exceed the weighted average “total shareholder return” of corporations in the Standard & Poor’s 500 Index over either the prior year or the prior three years. If the Section 162(m) based performance test is met, but the total shareholder return test is not met, on the first scheduled vesting date, the restricted stock units subject at that time to the performance requirement may still vest on the second vesting date (i.e., on the fourth anniversary date), provided that the performance tests for the second vesting date is met, and the named executive officer remains employed. For purposes of these determinations, “total shareholder return” reflects (i) the aggregate change, for the performance time period specified, in the market value of the Company’s stock or the S&P 500 Index, as the case may be, and (ii) the value returned to shareholders in the form of dividends or similar distributions, assumed to be reinvested on a pre-tax basis, during the performance period.

The foregoing performance-based requirements do not relate to restricted stock unit awards granted in lieu of cash under the Company’s annual bonus program, because these bonus awards are granted based on performance under the annual bonus incentive program which, in the case of awards to the named executive officers, were granted only upon satisfaction of performance tests pursuant to the requirements of Section 162(m).

Stock Options.    The long-term incentive program calls for stock options to be granted with exercise prices of not less than fair market value of the Company’s stock on the date of grant and to vest ratably over four years, based on continued employment, with rare exceptions made by the Committee. The Company defines fair market value as the average of the high and low stock prices on the date of grant, which may be higher or lower than the closing price on that day. The Committee believes that the average of high and low prices is a better representa -

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

tion of the stock price on the date of grant and tends to be less volatile than the closing price. The Committee will not grant stock options with exercise prices below the market price of the Company’s stock on the date of grant (determined as described above), and will not reduce the exercise price of stock options (except in connection with adjustments to reflect recapitalizations, stock or extraordinary dividends, stock splits, mergers, spin-offs and similar events permitted by the relevant plan) without shareholder approval. New option grants to named executive officers normally have a term of seven years.

Stock Ownership and Holding Policy.    The incentive compensation program includes stock ownership and holding requirements for the named executive officers. These officers are expected, over time, to acquire and hold Company stock (including restricted stock units) equal in value to at least three to five times their base salary amounts, depending on their positions. In addition, for all stock option grants made beginning in 2005, the named executive officers are required, as long as they remain employed by the Company, to retain ownership of shares representing at least 75% of the after-tax gain realized (100% in the case of the Chief Executive Officer) upon exercise of such options for a minimum of 12 months. The Committee believes that this ownership and holding policy further enhances the alignment of named executive officer and shareholder interests and thereby promotes the objective of increasing shareholder value.

Periodic Review.    The Committee intends to review both the annual bonus program and the long-term incentive program annually to ensure that their key elements continue to meet the objectives described above.

Fiscal Year 2006 Decisions.    In fiscal 2006, the Committee awarded long-term compensation for named executive officers pursuant to the program described above resulting in the awards of stock options and restricted stock units identified in the Summary Compensation Table, the Stock Option Awards Table, the Long- Term Incentive Performance Based

Awards Table and the Non-Performance Based Restricted Stock Awards Table.

In determining the annual grants of restricted stock units and options, the Committee considered any contractual requirements, market data on total compensation packages, the value of long-term incentive grants at targeted external companies, total shareholder return, share usage and shareholder dilution and, except in the case of the award to the President and Chief Executive Officer, the recommendations of the President and Chief Executive Officer.

In October 2005, pursuant to the terms and conditions in his employment agreement, Mr. Iger was awarded 500,000 performance-based restricted stock units. Vesting of all of the units is generally subject to Mr. Iger’s continued employment until dates specified in the agreement, as well as satisfaction of Section 162(m) performance objectives and achievement of a total shareholder return test at specified times over a period of four years.

Benefits and perquisites

With limited exceptions, the Committee supports providing benefits and perquisites to named executive officers that are substantially the same as those offered to other officers of the Company at or above the level of vice president. Exceptions include eligibility for the Family Income Assurance Plan described elsewhere in this proxy statement; eligibility to receive basic financial planning services; eligibility for enhanced excess liability coverage; and an increased automobile benefit. In addition, and in some instances in the interest of security, the Company may also make available to named executive officers personal use of corporate aircraft and, in the case of the President and Chief Executive Officer, security services and equipment. For additional information on the Family Income Assurance Plan and other benefits and/or perquisites available to named executive officers, see the text following the Summary Compensation Table and “Employment Agreements—Family Income Assurance Plan,” below.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Total Compensation

In making decisions with respect to any element of a named executive officer’s compensation, the Committee considers the total compensation that may be awarded to the officer, including salary, annual bonus and long-term incentive compensation. In addition, in reviewing and approving employment agreements for named executive officers, the Committee considers the other benefits to which the officer is entitled by the agreement, including compensation payable upon termination of the agreement under a variety of circumstances. The Committee’s goal is to award compensation that is reasonable when all elements of potential compensation are considered.

Policy with respect to the $1 million deduction limit

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation’s chief executive officer and four other most highly compensated executive officers as of the end of the fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met.

The Committee designs certain components of named executive officer compensation to permit full deductibility. The Committee believes, however, that shareholder interests are best served by not restricting the Committee’s discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses. Accordingly, the Committee has from time to time approved elements of compensation for certain officers that are not fully deductible, and reserves the right to do so in the future in appropriate circumstances.

Members of the Compensation Committee

Judith L. Estrin (Chair)

John S. Chen

Fred H. Langhammer

Aylwin B. Lewis

Leo J. O’Donovan, S.J.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee during fiscal 2006 or as of the date of this proxy statement is or has been an officer or employee of the Company and no executive officer of the Company served on the compensation committee or board of any company that employed any member of the Company’s Compensation Committee or Board of Directors.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Summary Compensation Table

The following table provides information concerning total compensation earned or paid to the Chief Executive Officer and the four other most highly compensated executive officers of the Company who served in such capacities as of September 30, 2006 for services rendered to the Company during each of the past three fiscal years. These five officers are referred to as the named executive officers in this proxy statement.

SUMMARY COMPENSATION TABLE
		Annual Compensation				Long-Term Compensation
			Annual Bonus			Awards
Name and Principal Position in 2006	Year	Salary	Cash	Restricted Stock Units(1)	Other Annual Compensation(2)	Restricted Stock Units(3)	Number of Stock Options	LTIP Payouts(4)	All Other Compensation(5)
Robert A. Iger	2006	$2,000,000	$15,000,000	—	$660,935	—	411,000	$4,299,012	$5,350
President and Chief	2005	1,500,000	7,739,941	500,000	511,683	—	274,241	—	505,150
Executive Officer	2004	1,500,000	6,500,000	—	—	—	—	3,451,665	504,900
Thomas O. Staggs	2006	$1,037,500	$4,000,000	$790,000	—	—	154,000	$4,299,012	$5,608
Senior Executive	2005	987,500	2,135,650	500,000	$50,770	—	125,367	—	5,150
Vice President and	2004	930,385	1,500,000	500,000	—	—	—	3,451,665	4,900
Chief Financial Officer
Alan N. Braverman	2006	$850,000	$3,000,000	$420,000	—	—	87,000	$4,212,850	$5,502
Senior Executive	2005	800,000	1,553,525	350,000	—	—	60,000	—	5,150
Vice President,	2004	749,616	1,000,000	500,000	—	$964,040	150,000	—	4,900
General Counsel and
Secretary
Kevin A. Mayer(6)	2006	$537,500	$1,200,000	—	—	—	40,000	—	$7,489
Executive Vice	2005	141,346	425,000	—	—	—	120,000	—	4,200
President, Corporate
Strategy, Business
Development and
Technology
Christine M. McCarthy(7)	2006	$497,500	$795,000	—	—	—	32,000	—	$4,787
Executive Vice	2005	432,115	650,000	—	—	$351,559	22,000	—	4,595
President, Corporate	2004	377,019	410,000	—	—	192,808	30,000	—	4,400
Finance and Real
Estate, and Treasurer

[1]	The value shown is the number of restricted stock units times the market price of Disney common stock on the date of grant. Additional information regarding stock units granted as part of the annual bonus is provided below under “Restricted Stock Units.”

[2]	In accordance with SEC rules, disclosure of perquisites is omitted where the total incremental cost to the Company of such perquisites is less than $50,000. Additional information regarding other compensation is provided in the Components of Other Annual Compensation table, below.

[3]	This table does not include the award of performance-based restricted stock units. Awards of performance-based restricted stock units are reported in the Long-Term Incentive Performance Based Awards table in the “Restricted Stock Units” section, below, in the year they are awarded and information regarding vesting of these awards is provided in the LTIP Payouts column, above. The restricted stock units reflected in this column have no performance vesting requirements either because they were awarded before the current long-term incentive program requiring performance conditions for awards to executive officers was in effect or because the recipient was not an executive officer at the time of the award. The value shown is the number of restricted stock units times the market price of Disney common stock on the date of grant. Additional information regarding these awards is set forth in the Non-Performance Based Restricted Stock Unit Awards table on page 22, below. Information regarding awards outstanding as of September 30, 2006 is set forth in the Outstanding Restricted Stock Unit Awards at Fiscal Year End table on page 23, below.

[4]	“LTIP Payouts” reflects Long-Term Incentive Plan payouts with respect to awards vesting during or with respect to the fiscal years shown. Payout in respect of fiscal 2006 reflects vesting of performance-based units (awarded to Messrs. Iger and Staggs in fiscal 2002 and to Mr. Braverman in fiscal 2004) based on performance during fiscal 2005 and 2006. The payout was in the form of 130,076 shares of Company common stock for Messrs. Iger and Staggs and 127,469 shares for Mr. Braverman, each with a market price of $33.05 on November 30, 2006, the date the awards were paid. Payout in respect of fiscal 2004 reflects vesting of performance-based units awarded in fiscal 2002 based on performance during fiscal 2003 and 2004 in the form of 127,556 shares of Company common stock at a market price of $27.06 on November 30, 2004, the date the awards were paid. Shares paid include shares with respect to dividends accruing on units from the date of award.

[5]	Additional information regarding other compensation is provided in the Components of All Other Compensation table, below.

[6]	Rehired June 27, 2005; bonus for 2005 includes sign-on bonus.

[7]	Bonus for 2005 includes a one-time, special award.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

The following table identifies the incremental cost to the Company of each item included in Other Annual Compensation in the Summary Compensation Table that exceeds 25% of the total for each executive officer for each year in which the total for the officer exceeded $50,000.

COMPONENTS OF OTHER ANNUAL COMPENSATION
	Year	Automobile Benefit	Personal Air Travel	Security	Other	Total
Robert A. Iger	2006	$14,400	$67,879	$578,656	—	$660,935
	2005	14,400	54,998	438,176	$4,109	511,683
Thomas O. Staggs	2005	$14,400	$20,607	—	$15,763	$50,770

In accordance with the SEC’s recent interpretations of its rules, for fiscal 2006 this table includes the incremental cost of some items that are provided to executives for business purposes but which may not be considered integrally related to the executive’s duties. In addition, the cost of providing security for Mr. Iger, which previously had been set forth in a separate table, is now included in this table for fiscal 2005 and fiscal 2006. As previously reported, in fiscal 2004, the cost of providing security for Mr. Iger was $474,116.

The column labeled Other in the table above includes, for those named executive officers who elected to receive it, reimbursement of up to $450 for health club membership or exercise equipment, reimbursement of up to $1,500 for an annual physical exam and reimbursement of expenses for financial consulting. Executives also receive the following items for which the Company does not incur incremental costs: complimentary access to the Company’s theme parks and some resort facilities, discounts on Company merchandise and resort facilities, and access to tickets for sporting and other events for personal use if the tickets are not needed for business use. The table does not include medical benefits coverage, life and disability insurance protection, reimbursement for educational expenses and access to favorably priced group insurance coverage that are offered through programs that are available to substantially all of the Company’s salaried employees.

The following table identifies the amount of each item included in All Other Compensation in the Summary Compensation Table.

COMPONENTS OF ALL OTHER COMPENSATION
	Year	Payments Relating to Employee Savings Plans	Excess Liability Insurance Premiums	Deferred Compensation	Total
Robert A. Iger	2006	$4,400	$950	—	$5,350
	2005	4,200	950	$500,000	505,150
	2004	4,100	800	500,000	504,900
Thomas O. Staggs	2006	$4,658	$950	—	$5,608
	2005	4,200	950	—	5,150
	2004	4,100	800	—	4,900
Alan N. Braverman	2006	$4,552	$950	—	$5,502
	2005	4,200	950	—	5,150
	2004	4,100	800	—	4,900
Kevin A. Mayer	2006	$7,094	$395	—	$7,489
	2005	4,200	—	—	4,200
Christine M. McCarthy	2006	$4,392	$395	—	$4,787
	2005	4,200	395	—	4,595
	2004	4,100	300	—	4,400

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Deferred compensation reflects the amount of salary earned by Mr. Iger during the fiscal year for which payment has been deferred by the Company. These amounts were deferred pursuant to provisions in Mr. Iger’s employment agreement in effect at the time of deferral, which provided for deferral of salary in excess of $1,500,000 and payment of deferred amounts no less than 30 days after Mr. Iger is no longer subject to the provisions of Section 162(m) of the Internal Revenue Code. Mr. Iger’s current employment agreement no longer provides for deferral of compensation. Earnings on deferred compensation are not included in the summary compensation table because interest accrues at a rate less than 120% of the applicable federal long-term rate as in effect from time to time.

Stock Options

The following table provides information with respect to option grants during fiscal year 2006 to the named executive officers. The options have an exercise price equal to the average of the high and low trading prices of the Company’s common stock on the New York Stock Exchange on the grant date, have a seven-year life, and are scheduled to vest in equal installments over four years beginning one year after grant date, subject to acceleration in certain circumstances. The Compensation Committee, which administers the Company’s stock option and incentive plans, has general authority to accelerate, extend or otherwise modify benefits under option grants in certain circumstances within overall plan limits.

These awards are also included in the Long-Term Compensation—Awards—Number of Stock Options column of the Summary Compensation Table.

STOCK OPTION AWARDS
	Number of Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date	Hypothetical Value at Grant Date
Robert A. Iger	411,000	1.81%	$24.87	01/09/13	$2,918,100
Thomas O. Staggs	154,000	0.68%	$24.87	01/09/13	$1,093,400
Alan N. Braverman	87,000	0.38%	$24.87	01/09/13	$617,700
Kevin A. Mayer	40,000	0.18%	$24.87	01/09/13	$284,000
Christine M. McCarthy	32,000	0.14%	$24.87	01/09/13	$227,200

The hypothetical value of the options as of their date of grant is equal to the fair value of the options on the grant date used to determine the compensation expense associated with the grant in the Company’s financial statements and has been calculated using the binomial valuation model. The valuations were based upon the assumptions set forth below. It should be noted that this model is only one of the methods available for valuing options, and the Company’s use of the model should not be interpreted as a prediction as to the actual value that may be realized on the options. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the common stock over the option exercise price at the time of exercise.

ASSUMPTIONS USED IN CALCULATING OPTION VALUES
Estimated time until exercise	5.12 years
Risk-free interest rate[1]	4.3%
Volatility rate[2]	26%
Dividend yield[3]	0.79%

[1]	Rate on U.S. Government zero coupon bond on grant date with a maturity corresponding to the estimated time until exercise.
[2]	Based on historical and implied share-price volatility, with implied volatility derived from exchange traded options on the Company’s common stock and other traded financial instruments, such as the Company’s convertible debt.
[3]	Historical average yield for fiscal years 1996 through 2005.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

The following table provides information with respect to option exercises during fiscal 2006 by each of the named executive officers and the status of their options at September 30, 2006. In accordance with SEC rules, values are calculated by subtracting the exercise price from the average of the high and low prices reported for Disney common stock in New York Stock Exchange transactions on the date of exercise, in the case of exercises, or on September 29, 2006, the last trading day before September 30, 2006, in the case of fiscal year-end values.

OPTION EXERCISES AND YEAR END HOLDINGS
	Number of Shares Acquired On Exercise	Value Realized On Exercise	Number of Unexercised Options 9/30/06		Value of Unexercised In-the-Money Options 9/30/06
			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert A. Iger	1,600,000	$7,961,600	3,487,913	966,681	$14,388,626	$7,137,082
Thomas O. Staggs	120,000	$618,277	2,068,436	368,026	$9,151,054	$2,513,777
Alan N. Braverman	225,000	$1,282,500	596,000	282,500	$3,554,200	$2,016,445
Kevin A. Mayer	—	—	—	160,000	—	$879,200
Christine M. McCarthy	—	—	199,852	81,800	$840,792	$539,044

The following table summarizes information, as of September 30, 2006, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock, restricted stock units or other rights to acquire shares may be granted from time to time.

EQUITY COMPENSATION PLANS
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	235,406,148(3)	$25.79(4)	50,647,481(5)
Equity compensation plans not approved by security holders	—	—	—
Total(2)	235,406,148(3)	$25.79(4)	50,647,481(5)

1      These plans are the Company’s Amended and Restated 2005 Stock Incentive Plan, 1995 Stock Option Plan for Non-Employee Directors, Amended and Restated 1995 Stock Incentive Plans, Amended and Restated 1997 Non-Employee Directors Stock and Deferred Compensation Plan, The Walt Disney Company/Pixar 1995 Stock Plan, The Walt Disney Company/Pixar 1995 Director Option Plan, and The Walt Disney Company/Pixar 2004 Equity Incentive Plan (Disney/Pixar Plans were assumed by the Company in connection with the acquisition of Pixar).

2      Does not include 105,247 shares, at a weighted average exercise price of $154.27, granted under plans assumed in connection with acquisition transactions (other than the Disney/Pixar Plans) and under which no additional options may be granted.

3      Includes an aggregate of 23,226,101 restricted stock units and performance-based restricted stock units. Also includes options to purchase an aggregate of 38,834,179 shares, at a weighted average exercise price of $16.05, and 920,000 restricted stock units, in each case granted under plans assumed by the Company in connection with the acquisition of Pixar, which plans were approved by the shareholders of Pixar prior to the Company’s acquisition.

4      Weighted average exercise price of outstanding options; excludes restricted stock units and performance-based restricted stock units.

5      Includes 4,712,105 securities available for future issuance under plans assumed by the Company in connection with the acquisition of Pixar, which plans were approved by the shareholders of Pixar prior to the Company’s acquisition. Prior to November 28, 2006, The Walt Disney Company/Pixar 2004 Equity Incentive Plan included a provision automatically increasing the number of securities available for future issuance on January 1 of each year by an amount equal to 3% of the outstanding shares of Company common stock times the percentage of the Company’s common stock into which Pixar shares were converted on the date of the acquisition of Pixar. On November 28, 2006, the Board of Directors of the Company amended The Walt Disney Company/Pixar 2004 Equity Incentive Plan to eliminate this provision.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Restricted Stock Units

Performance-Based Units.    The following table presents information with respect to performance-based long-term incentives in the form of performance-based restricted stock unit awards to the Company’s named executive officers during fiscal year 2006.

LONG-TERM INCENTIVE PERFORMANCE BASED AWARDS

	Number of Shares, Units or Other Rights	Performance or Other Period Until Maturation or Payout	Estimated Future Payouts under Non-Stock Price-Based Plans
			Threshold	Target(1)	Maximum
Robert A. Iger	300,000	10/1/05-9/30/08(2)	n/a	300,000	n/a
	100,000	10/1/05-9/30/09(2)	n/a	100,000	n/a
	100,000	10/1/05-9/30/10	n/a	100,000	n/a
	107,000	10/1/05-9/30/07(2)	n/a	107,000	n/a
	107,000	10/1/07-9/30/09	n/a	107,000	n/a
Thomas O. Staggs	40,500	10/1/05-9/30/07(2)	n/a	40,500	n/a
	40,500	10/1/07-9/30/09	n/a	40,500	n/a
Alan N. Braverman	23,000	10/1/05-9/30/07(2)	n/a	23,000	n/a
	23,000	10/1/07-9/30/09	n/a	23,000	n/a
Kevin A. Mayer	11,970	10/1/05-9/30/07(2)	n/a	11,970	n/a
	11,970	10/1/07-9/30/09	n/a	11,970	n/a
Christine M. McCarthy	9,576	10/1/05-9/30/07(2)	n/a	9,576	n/a
	9,576	10/1/07-9/30/09	n/a	9,576	n/a

1      If the performance goals are met for the applicable performance period, the target payout will be awarded. There are no threshold or maximum levels.

2      If the performance goals are not met, the target payout may be awarded in future years as described below.

Each unit is a notional unit of measurement equivalent to one share of Disney common stock. The restricted stock units have no voting rights unless and until paid in shares of Disney common stock. Prior to vesting, dividends distributed on shares result in credits of additional performance-based restricted stock units that are distributed when the related units vest.

Except for 500,000 units granted to Mr. Iger on October 2, 2005, in connection with the execution of his employment agreement, on each vesting date (i.e., the second and fourth anniversary of the grant date), one-half of the award becomes vested and payable only if both the total shareholder return and the Section 162(m) based performance goals described under “Vesting of Restricted Stock Units” in the Compensation Committee Report above are met and the executive officer remains employed by the Company. If the Section 162(m) based performance goal is met on the second anniversary but the total shareholder return test is not met at that time, then only one-quarter of the award will vest, but the units that did not vest on the second anniversary will vest on the fourth anniversary if both tests are met at that time. If only the Section 162(m) based performance goal is met on the fourth anniversary, then only one-quarter of the award will vest on that date.

Mr. Iger’s award of 500,000 units on October 2, 2005 vests if the Company’s total shareholder return meets or exceeds the total shareholder return for the S&P 500 Index for the measurement period. There are three performance periods, ending on the last day of each fiscal year ending on or about September 30, 2008, 2009 and 2010. Of the total number of units, 60% vest on or about September 30, 2008 assuming the performance test is met, 20% (plus the first 60%, if not vested earlier) vest on or about September 30, 2009 assuming the performance test is met, and the final 20% (plus the first 80%, if not vested earlier) of the units vest on or about September 30, 2010 assuming the final performance test is met. The vesting of this award is also subject to the Section 162(m)-based performance goals described under “Vesting of Restricted Stock Units” in the Compensation Committee Report above.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Vesting and payment of all units reflected above will be accelerated upon the death or disability of the executive officer or upon a triggering event following a change in control of the Company, as defined under the Company’s stock incentive plans, or upon the occurrence of an event that triggers immediate vesting of outstanding awards under the executive’s employment agreement.

If the performance goals are met for the applicable performance period, the awards may be paid in cash, shares of

Disney common stock or a combination thereof, as determined by the Compensation Committee, within 30 days following the earliest date on which all applicable vesting requirements have been satisfied. The Compensation Committee intends to pay awards in Disney common stock. Any shares of Disney common stock issued under an award will be derived from the share reserve under the Amended and Restated 1995 Stock Incentive Plan and the Amended and Restated 2005 Stock Incentive Plan.

Non-Performance Based Units.    The following table sets forth the number and grant value per unit of the non-performance based restricted stock unit awards included in the Summary Compensation Table.

NON-PERFORMANCE BASED RESTRICTED STOCK UNIT AWARDS

		Bonus Related		Other Time Based
	Year	Number of Shares, Units or Other Rights	Grant Value per Unit(1)	Number of Shares, Units or Other Rights	Grant Value per Unit(1)
Robert A. Iger	2006	—	—	—	—
	2005	20,108	$24.87	—	—
	2004	—	—	—	—
Thomas O. Staggs	2006	23,055	$34.27	—	—
	2005	20,108	24.87	—	—
	2004	17,834	28.04	—	—
Alan N. Braverman	2006	12,257	$34.27	—	—
	2005	14,076	24.87	—	—
	2004	17,834	28.04	39,125	$24.64
Kevin A. Mayer	2006	—	—	—	—
	2005	—	—	—	—
Christine M. McCarthy	2006	—	—	—	—
	2005	—	—	12,540	$28.04
	2004	—	—	7,825	$24.64

1      The value per unit for each award is equal to the fair value of the award on the grant date used to determine the compensation expense associated with the grant in the Company’s financial statements and is equal to the average of the high and low prices of the Company’s common stock on the New York Stock Exchange on the date of the award.

Each of the restricted stock units identified above is scheduled to vest in two tranches: 50% vests on the second anniversary of the date of grant, and the other 50% two years thereafter. In addition, all unvested units will vest upon the recipient’s death or disability, and unvested bonus-related units will vest upon any termination of the recipient’s employment except a termination by the Company for cause or a termination by the recipient that is in breach of the recipient’s employment agreement. Prior to vesting, dividends distributed on shares result in credits of additional restricted stock units that are distributed when the related units vest.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Year-end Holdings of Performance and Non-Performance Based Units. The following table presents information with respect to restricted stock unit holdings of each of the Company’s named executive officers at September 30, 2006. The table:

•	includes the performance-based restricted stock units for fiscal 2006 set forth in the Long-Term Incentive Performance-Based Awards table, above;
•	includes 130,076 performance-based restricted stock units held by each of

Messrs. Iger and Staggs on September 30, 2006 and 127,469 performance-based restricted stock units held by Mr. Braverman on September 30, 2006, all of which subsequently vested as shown in the LTIP Payouts column of the Summary Compensation Table; and

•	does not include the awards of bonus related restricted stock units for fiscal 2006 included in the Summary Compensation Table or any other restricted stock units awarded after September 30, 2006.

OUTSTANDING RESTRICTED STOCK UNIT AWARDS AT FISCAL YEAR END

	Performance Based		Bonus Related		Other Time Based
	Number	Value	Number	Value	Number	Value
Robert A. Iger	1,017,509	$31,451,196	20,108	$621,538	—	—
Thomas O. Staggs	287,853	$8,897,540	60,511	$1,870,405	—	—
Alan N. Braverman	337,242	$10,424,153	32,106	$992,385	37,378	$1,155,357
Kevin A. Mayer	23,940	$739,985	—	—	—	—
Christine M. McCarthy	19,152	$591,988	—	—	19,718	$609,472

The value of restricted stock units reported above is equal to $30.91, the closing price on the New York Stock Exchange on September 29, 2006, the last trading day prior to September 30, 2006, times the number of units credited to the executive officer (including dividends that have accrued since award). Prior to vesting, dividends distributed on shares result in credits of additional restricted stock units that are included in units held at fiscal year end.

Retirement Plans

The Company maintains a tax-qualified, noncontributory retirement plan, called the Disney Salaried Retirement Plan, for salaried employees who have completed one year of service. Benefits are based primarily on participants’ credited years of service and average base compensation (excluding other compensation such as bonuses) for the highest five consecutive years of compensation during the ten-year period prior to termination or retirement, whichever is earlier. In addition, a portion of each participant’s retirement benefit is comprised of a flat dollar amount based solely on years and hours of credited service. Retirement benefits are non-forfeitable after five years of vesting service, and actuarially reduced benefits are available for participants who retire on or after age 55 after five years of vesting service.

In calendar year 2006, the maximum compensation limit under a tax-qualified plan was $220,000, and the maximum annual benefit that may be accrued under a tax-qualified defined benefit plan was $175,000. To provide additional retirement benefits for key salaried employees, the Company maintains a supplemental nonqualified, unfunded plan, the Amended and Restated Key Plan, which provides retirement benefits in excess of the compensation limitations and maximum benefit accruals for tax-qualified plans. This plan recognizes deferred amounts of base salary for purposes of determining applicable retirement benefits. Benefits under this plan are provided by the Company on a noncontributory basis.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

The table below illustrates the total combined estimated annual benefits payable under these retirement plans to eligible salaried employees for various years of service assuming normal retirement at age 65 and assuming all years of service are after 1984 (benefits are less for service in or before 1984). The table illustrates estimated benefits payable determined on a straight-life annuity basis. There is no offset in benefits under either plan for Social Security benefits.

COMBINED ESTIMATED ANNUAL BENEFITS UNDER RETIREMENT PLANS
Average Annual Base Compensation Highest Five Consecutive Years	Years of Credited Service
	15	20	25	30	35
$ 250,000	$74,319	$99,121	$124,031	$148,800	$172,300
500,000	146,507	195,371	244,344	293,175	340,737
750,000	218,694	291,621	364,656	427,550	509,175
1,000,000	290,882	387,871	484,969	581,925	677,613
1,250,000	363,069	484,121	605,281	726,300	846,050
1,500,000	435,257	580,371	725,594	870,675	1,014,488
1,750,000	507,444	676,621	845,906	1,015,050	1,182,925
2,000,000	579,632	772,871	966,219	1,159,425	1,351,362
2,250,000	651,819	869,121	1,086,531	1,303,800	1,519,800
2,500,000	724,007	965,371	1,206,843	1,448,175	1,688,238

As of December 1, 2006, annual payments under the Disney Salaried Retirement Plan and the Amended and Restated Key Plan would be based upon an average annual compensation of $1,917,308 for Mr. Iger, $913,866 for Mr. Staggs, $786,663 for Mr. Braverman, $329,839 for Mr. Mayer and $407,712 for Ms. McCarthy. Mr. Iger has seven years, Mr. Staggs has seventeen years, Mr. Braverman has four years, Mr. Mayer has nine years and Ms. McCarthy has seven years of credited service.

Prior to transfer to The Walt Disney Company, Mr. Iger and Mr. Braverman were employed by ABC, Inc. and covered under the ABC, Inc. Retirement Plan and the Benefit Equalization Plan of ABC, Inc. Mr. Iger’s total combined estimated annual benefit payable at age 65 under these ABC plans is $648,774, determined on a straight-life annuity basis with credited service of 25 years accumulated prior to Mr. Iger’s transfer. Mr. Braverman’s total combined estimated annual benefit payable at age 65 under these ABC plans is $139,125, determined on a straight-life annuity basis with credited service of nine years accumulated prior to Mr. Braverman’s transfer. Benefits under the ABC, Inc. Retirement Plan are based primarily on a participant’s credited years of service and average compensation while a participant under the plan. Average compensation is based on the highest five consecutive years of compensation during the last ten-year period of active plan participation, and compensation consists of all wages and bonus payments, exclusive of expense allowances and reimbursements, fringe benefits and stock option income. Like the Company’s Amended and Restated Key Plan, the Benefits Equalization Plan of ABC, Inc. is a non-qualified, non-funded plan that provides eligible participants retirement benefits in excess of the compensation limits and maximum benefit accruals that apply to tax-qualified plans. Benefits under the ABC plans are provided on a non-contributory basis.

Due to a provision in the 1995 acquisition agreement between Capital Cities/ABC, Inc. and the Company, ABC, Inc. employees transferring employment to coverage under a Disney-sponsored employee benefit plan are provided a minimum aggregate transfer benefit. The minimum aggregate transfer benefit is equal to the amount the employee would have received if all pre-transfer ABC, Inc. serv- ice counted as credited service under the

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Disney employee benefit plan. The effect in Mr. Iger’s and Mr. Braverman’s situation is that their aggregate retirement benefits from the ABC, Inc. Retirement Plan, the Benefits Equalization Plan of ABC, Inc., the Disney Salaried Retirement Plan and the Company’s Amended and Restated Key Plan cannot be less than the retirement benefits they would have received had all their years of credited service (currently 32 years for Mr. Iger and 13 years for Mr. Braverman) been performed while covered under the Disney Salaried Retirement Plan and the Company’s Amended and Restated Key Plan. The minimum transfer benefit does not currently apply to Mr. Braverman because his retirement benefits calculated separately under each of the aforementioned plans, based on credited service while actually covered under each such plan, still provide the greater retirement benefits. In Mr. Iger’s case, the minimum transfer benefit began to apply in 2005 resulting in a current total estimated aggregate annual retirement benefit payable at age 65 of $972,291 determined on a straight-life annuity basis.

Employment Agreements

Robert A. Iger.    Mr. Iger is employed as President and Chief Executive Officer of the Company pursuant to an employment agreement effective as of October 2, 2005. Under the agreement, he has the duties and responsibilities customarily exercised by the person serving as chief executive officer of a company of the size and nature of the Company. The Company has also agreed to nominate him for re-election as a member of the Board at the expiration of each term of office, and he has agreed to continue to serve on the Board if elected.

The agreement, which has a term that continues through the last day of the fiscal year of the Company ending on or about September 30, 2010, provides for Mr. Iger to receive an annual salary of no less than (and initially equal to) $2,000,000, payable in accordance with the Company’s prevailing payroll policies. The agreement provides that the portion of Mr. Iger’s base salary that was deferred pursuant to his prior employment agreement will be paid, together with interest at the applicable federal rate for mid-term treasuries, reset annually, no later than 30 days after Mr. Iger is no longer subject to the provisions of Section 162(m) of the Internal Revenue Code (or at such later date as is necessary to avoid the imposition of an additional tax on Mr. Iger under Section 409A of the Internal Revenue Code).

Mr. Iger is also eligible for an annual, performance-based bonus under the Company’s applicable annual incentive plan (currently, the Company’s Management Incentive Bonus Program). The agreement provides that the Compensation Committee will set a target bonus each year. The target will be not less than $7.25 million. The actual amount of the bonus paid, if any, will be set by the Committee based on the performance of the Company pursuant to the then applicable annual incentive plan. Mr. Iger is also eligible to receive equity-based long-term incentive awards under the Company’s applicable plans and programs. For each fiscal year during the term of the agreement, Mr. Iger will be granted a long-term incentive award having a target value (as determined in accordance with the practices used to value the awards made to other senior executive officers of the Company) equal to four times the initial annual base salary payable to him under the agreement. The Compensation Committee may also increase the award value of any award based on its evaluation of Mr. Iger’s performance. These awards will be subject to substantially the same terms and conditions (including vesting and performance conditions) that will be established for other senior executives of the Company in accordance with the Board’s policies for the grant of equity-based awards, as in effect at the time of the award. The Compensation Committee will determine the form and terms of any such long-term incentive award in accordance with the applicable plan, including, without limitation, establishing performance conditions and/or continued service requirements as a condition to any such award vesting, in whole or in part.

The minimum annual bonus and long-term incentive award opportunities described above do not guarantee Mr. Iger any minimum amount of compensation. The

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

actual amounts payable to Mr. Iger in respect of such opportunities will be determined based on the extent to which any performance conditions and/or service conditions applicable to such awards are satisfied and on the value of the Company’s stock. Accordingly, Mr. Iger may receive compensation in respect of each such incentive opportunity that is greater or less than the stated target value (and which could be zero), depending on whether, and to what extent, the applicable performance and other conditions are satisfied.

Pursuant to the agreement, Mr. Iger received a one-time grant of 500,000 performance restricted stock units, each of which is the economic equivalent of one share of the Company’s common stock (and will be entitled to be credited with additional restricted stock units equivalent in value to any dividends payable on the Company’s common stock). Vesting of these units is contingent upon the satisfaction of two separate performance conditions. First, the Company’s total shareholder return from the grant date until the end of the applicable measurement period must meet or exceed the total shareholder return for the S&P 500 Index for the same period, which in each case will be determined based on results reported by a financial reporting service selected by the Compensation Committee. There will be three measurement periods applicable to the total shareholder return test, with one such period ending on the last day of each fiscal year ending on or about September 30, 2008, September 30, 2009 and September 30, 2010. This total shareholder return condition may be satisfied as to 60% of the performance-based restricted stock units as of the last day of the fiscal year ending on or about September 30, 2008; 80% of the performance-based restricted stock units (reduced by any such performance-based restricted stock units that become vested as of the last day of the fiscal year ending on or about September 30, 2008) as of the last day of the fiscal year ending on or about September 30, 2009; and 100% of the performance-based restricted stock units (reduced by any such performance-based restricted stock units that become vested as of the last day of the fiscal year ending on or about September 30, 2008 or September 30, 2009) as of the last day of the fiscal year ending on or about September 30, 2010. Additionally, to vest in any of these units as of any such date, performance conditions that were established by the Compensation Committee for the purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code must also be satisfied with respect to a performance period ending on the dates outlined above. Any units that do not vest as of an earlier measurement date, because either the total shareholder return condition or a performance condition established under the 2002 Executive Performance Plan was not satisfied as of such date, may nonetheless become vested as of a later measurement date, subject to the achievement of both applicable conditions as of such date.

Mr. Iger is entitled to participate in employee benefits and perquisites generally made available to senior executives of the Company.

Mr. Iger’s employment may be terminated by the Company for “cause,” which is defined as (i) conviction of a felony or the entering of a plea of nolo contendere to a felony charge; (ii) gross neglect, willful malfeasance or willful gross misconduct in connection with his employment which has had a material adverse effect on the business of the Company and its subsidiaries, unless he reasonably believed in good faith that such act or non-act was in, or not opposed to, the best interests of the Company; (iii) his substantial and continual refusal to perform his duties, responsibilities or obligations under the agreement that continues after receipt of written notice identifying the duties, responsibilities or obligations not being performed; (iv) a violation that is not timely cured of the Company’s code of conduct or any Company policy that is generally applicable to all employees or all officers of the Company that he knows or reasonably should know could reasonably be expected to result in a material adverse effect on the Company; (v) any failure (that is not timely cured) to cooperate, if requested by the Board, with any investigation or inquiry into his or the Company’s business practices, whether internal

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

or external; or (vi) any material breach of the covenants for the benefit of the Company referenced below that is not timely cured. In the event of such termination, the Company’s only obligation is to pay any amounts unconditionally accrued, earned or vested through the date of termination (such as his earned and deferred base salary).

Mr. Iger has the right to terminate his employment for “good reason,” which is defined as (i) a reduction in any of his base salary, annual target bonus opportunity or annual target long-term incentive award opportunity; (ii) the failure to elect or reelect him as a member of the Board, or his removal from the position of Chief Executive Officer; (iii) his removal from the position of President (other than in connection with the appointment of another person who is acceptable to him to serve as President); (iv) a material reduction in his duties and responsibilities (other than in connection with the appointment of another person to serve as President); (v) the assignment to him of duties that are materially inconsistent with his position or duties or that materially impair his ability to function as Chief Executive Officer and any other position in which he is then serving; (vi) relocation of his principal office to a location that is both more than 50 miles from Manhattan and more than 50 miles outside of the greater Los Angeles area; or (vii) a material breach of any material provision of the agreement by the Company.

If Mr. Iger exercises his right to terminate his employment agreement, or if the Company terminates his employment in breach of the agreement, Mr. Iger is entitled, as his sole remedy, (i) to his salary (including deferred salary and interest) earned through the date of termination; (ii) to a cash severance payment in an amount equal to twice the sum of (a) his then current base salary and (b) the average of the annual bonuses payable (including in such average a zero for any year for which no such bonus is payable) to him with respect to each of the last three completed fiscal years of the Company for which the amount of such bonus has been determined at the date of such termination (the “Average Bonus”);

(iii) subject, in each case, to the achievement of the stated performance objectives as of such next measurement date, to vest with respect to a pro-rated portion (based on his service through the date of termination) of any restricted stock and unvested stock units (including, but not limited to, the performance-based restricted stock units described above) subject to any award granted to Mr. Iger (whether before, in connection with, or after the commencement date of the current agreement) that could, pursuant to the terms of such award, have become vested at the next measurement date with respect to such restricted stock or stock units; (iv) to receive any other amounts earned, unconditionally accrued or owing to Mr. Iger but not yet paid (including any benefits due in accordance with applicable plans and programs of the Company); (v) to vest with respect to any stock options granted to him prior to 2005 that would have become vested under the applicable terms of his prior employment agreement; and (vi) to continued participation for him and his eligible dependents in all medical, dental and hospitalization benefit plans or programs in which he and/or they were participating on the date of the termination of his employment (or economically equivalent benefits) until the earlier of (A) 24 months following termination of his employment and (B) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer.

If Mr. Iger’s employment ends at or within 30 days following the expiration of the stated term of the Employment Agreement (i.e., the last day of the fiscal year ending on or about September 30, 2010), he will be entitled to receive a separation payment equal to the sum of (x) his current base salary and (y) the Average Bonus. In addition, he and his eligible dependents will be entitled to continued participation in the Company’s medical, dental and hospitalization benefit plans or programs in which he and/or they were participating on the date of the termination of his employment (or economically equivalent benefits) until the earlier of (A) 12 months following termination of his employment and (B) the date, or dates, he receives equivalent coverage and benefits under

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

the plans and programs of a subsequent employer.

In the event that Mr. Iger’s employment terminates due to his death or disability, all of the performance-based restricted stock units described above will vest and be payable, and any stock options granted to him prior to 2005 that would have become vested under the applicable terms of his prior employment agreement will vest. In addition, if a “Triggering Event” as defined in the Company’s 1995 Stock Plan occurs within 12 months of a Change in Control as defined in the Stock Plan, the 500,000 performance-based restricted stock units awarded to Mr. Iger (as well as other outstanding stock options, restricted stock units, performance-based stock units or other plan awards) will become fully vested and payable. A triggering event is defined to include a termination of employment by the Company other than for “cause,” a termination of employment by the participant following a reduction in position, pay or other “constructive termination,” or a failure by the successor company to assume or continue the plan award.

If any payments to Mr. Iger would be subject to excise tax as an “excess parachute payment” under federal income tax rules, the Company has agreed to pay Mr. Iger an additional amount to compensate for the incremental tax costs to Mr. Iger of such payments.

Mr. Iger’s employment agreement contains covenants for the benefit of the Company relating to non-competition during the term of employment, protection of the Company’s confidential information, and non-solicitation of Company employees for one year following termination of his employment for any reason.

Thomas O. Staggs.    Pursuant to an employment agreement entered into in September 2003, Mr. Staggs is employed as Senior Executive Vice President and Chief Financial Officer of the Company, reporting to the Company’s Chief Executive Officer and, if determined by the Company in its sole discretion, the Chief Operating Officer of the Company. The agreement expires in March 2008 and provides for an annual salary of $875,000 through December 31, 2003, $950,000 for calendar year 2004, $1,000,000 for calendar year 2005, $1,050,000 for calendar year 2006 and $1,125,000 for the period of January 1, 2007 through March 31, 2008. Mr. Staggs is also eligible for an annual bonus under the Company’s 2002 Executive Performance Plan and the Company’s Management Incentive Bonus Program, as well as performance-based stock unit awards, and to be considered in the future for awards of stock options or other stock-based compensation of the Company. Mr. Staggs is entitled to participate in employee benefits and perquisites generally made available to senior executives of the Company.

Mr. Staggs’s employment may be terminated by the Company in the event of death or disability, in which case Mr. Staggs or his estate is entitled to receive 100% of his salary for an additional twelve months, 75% of such salary for twelve months thereafter and 50% for the next twelve months. He or his estate will also be entitled to a pro rata bonus for the year in which death or termination for disability occurred (and a bonus for the prior year if bonuses have not yet been paid for that year), calculated on the basis of an assumed bonus for the full year equal to the average of his annual bonuses received for the prior two fiscal years in which bonuses were awarded.

Mr. Staggs’s employment may be terminated by the Company for gross negligence, gross misconduct, willful gross neglect or malfeasance or resignation without Company consent (except as described in the following paragraph). In the event of such termination, the Company’s only obligation is to pay any earned but unpaid salary and unconditionally accrued benefits and business expenses.

Mr. Staggs has the right to terminate his employment upon at least 30 days’ notice given to the Company within 60 days following the occurrence of any of the following events without his consent (except that the Company will have 20 days after notice to cure the conduct specified in the notice): a failure by the Company to pro -

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

vide him with the compensation and benefits to which he is entitled under the agreement; any failure by the Company to continue him in his position as Senior Executive Vice President and Chief Financial Officer; a material diminution in his duties or assignment of duties that are materially inconsistent with those duties or a change in his reporting relationship so that he no longer reports to the Chief Executive Officer of the Company; or relocation of his office more than 50 miles from Los Angeles. Mr. Staggs’ duties and responsibilities will not be deemed to be materially reduced solely by virtue of a sale of the Company or all or substantially all of its assets or its combination with another entity, provided that Mr. Staggs continues to have the same duties and responsibilities and authority with respect to the Company’s businesses as he had immediately prior to the time of the transaction and that he continues to report directly to the Chief Executive Officer (and Chief Operating Officer, if applicable) of the entity that manages all such businesses of the Company.

If Mr. Staggs exercises his right to terminate his employment agreement, or if the Company terminates his employment in breach of the agreement, Mr. Staggs is entitled, as his sole and exclusive remedy, to his salary through the date of termination; salary for the balance of the original employment term payable in accordance with the original schedule; the right to exercise all stock options whether vested or unvested in full for the period provided in the applicable stock option plan; the immediate vesting of all then outstanding stock unit awards; a pro rata bonus for the year in which the termination occurs (and a bonus for the prior year if bonuses have not yet been paid for that year), calculated on the basis of an assumed bonus for the full year equal to the average of his annual bonuses received for the prior two fiscal years in which bonuses were awarded; and other benefits in accordance with applicable plans and programs of the Company.

If any payments to or benefits under Mr. Staggs’s employment agreement would be subject to excise tax as an “excess parachute payment” under federal income tax rules, the Company has agreed to pay Mr. Staggs an additional amount (not to exceed $4 million) to compensate for the incremental tax costs to Mr. Staggs of such payments.

Mr. Staggs’s employment agreement contains provisions relating to non-competition during the term of employment, protection of the Company’s confidential information and intellectual property, and non-solicitation of Company employees for two years following termination of employment.

Alan N. Braverman.    Pursuant to an employment agreement entered into in September 2003, Mr. Braverman is employed as Senior Executive Vice President and General Counsel of the Company, reporting to the Company’s President and Chief Executive Officer. The agreement has a term of five years until September 2008 and provided for an initial annualized salary of $750,000, with annual increases, if any, to be at the discretion of the Company. Mr. Braverman is also eligible for an annual bonus under the Company’s 2002 Executive Performance Plan and the Company’s Management Incentive Bonus Program, as well as performance-based stock unit awards and to be considered in the future for awards of stock options or other stock-based compensation of the Company. Mr. Braverman is entitled to participate in employee benefits and perquisites generally made available to senior executives of the Company.

Mr. Braverman’s employment may be terminated by the Company in the event of death or disability, in which case Mr. Braverman or his estate is entitled to receive 100% of his salary for an additional twelve months, 75% of such salary for twelve months thereafter and 50% for the next twelve months. He or his estate will also be entitled to a pro rata bonus for the year in which death or termination for disability occurred (and a bonus for the prior year if bonuses have not yet been paid for that year), calculated on the basis of an assumed bonus for the full year equal to the average of his annual bonuses received for the prior two fiscal years in which bonuses were awarded.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Mr. Braverman’s employment may be terminated by the Company for gross negligence, gross misconduct, willful gross neglect or malfeasance or resignation without Company consent (except as described in the following paragraph). In the event of such termination, the Company’s only obligation is to pay any earned but unpaid salary and unconditionally accrued benefits and business expenses.

Mr. Braverman has the right to terminate his employment upon at least 30 days’ notice given to the Company within 60 days following the occurrence of any of the following events without his consent (except that the Company will have 20 days after notice to cure the conduct specified in the notice) (“good reason”): a failure by the Company to provide him with the compensation and benefits to which he is entitled under the agreement (including any reduction in his salary); any failure by the Company to continue him in his position as Senior Executive Vice President and General Counsel; a material diminution in his duties or assignment of duties that are materially inconsistent with those duties or a change in his reporting relationship so that he no longer reports to the Chief Executive Officer and the President and Chief Operating Officer of the Company; or relocation of his office more than 50 miles from Los Angeles. Mr. Braverman’s duties and responsibilities will not be deemed to be materially reduced solely by virtue of a sale of the Company or all or substantially all of its assets or its combination with another entity, provided that Mr. Braverman continues to have the same duties and responsibilities and authority with respect to the Company’s businesses as he had immediately prior to the time of the transaction and that he continues to report directly to the Chief Executive Officer and President and Chief Operating Officer of the entity that manages all such businesses of the Company.

If Mr. Braverman exercises his right to terminate his employment agreement, or if the Company terminates his employment in breach of the agreement, Mr. Braverman is entitled, as his sole and exclusive remedy, to his salary through the date of termination; salary for the balance of the original employment term payable in accordance with the original schedule; the right to exercise all stock options whether vested or unvested in full for the period provided in the applicable stock option plan; the immediate vesting of all then outstanding stock unit awards; a pro rata bonus for the year in which the termination occurs (and a bonus for the prior year if bonuses have not yet been paid for that year), calculated on the basis of an assumed bonus for the full year equal to the average of his annual bonuses received for the prior two fiscal years in which bonuses were awarded; and other benefits in accordance with applicable plans and programs of the Company.

If any payments to or benefits under Mr. Braverman’s employment agreement would be subject to excise tax as an “excess parachute payment” under federal income tax rules, the Company has agreed to pay Mr. Braverman an additional amount (not to exceed $2 million) to compensate for the incremental tax costs to Mr. Braverman of such payments.

Mr. Braverman’s employment agreement contains provisions relating to non-competition during the term of employment, protection of the Company’s confidential information and intellectual property, and non-solicitation of Company employees for two years following termination of employment.

Stock Incentive Plans Change in Control Provisions.    Under the terms of the Company’s stock incentive plans, awards are generally subject to special provisions upon the occurrence of a defined “change in control” transaction unless this provision is superseded in an executive’s employment agreement or otherwise waived. Under the plans, if within twelve months of a change in control there occurs a “triggering event” with respect to the employment of a plan participant, any outstanding stock options, restricted stock units, performance-based restricted stock units or other plan awards will generally become fully vested and, in certain cases, paid to the plan participant. A triggering event is defined to include a termination of employment by the Company

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

other than for “cause,” a termination of employment by the participant following a reduction in position, pay or other “constructive termination,” or a failure by the successor company to assume or continue the plan award. Under the terms of the plans, payments under awards that become subject to the excess parachute tax rules may be reduced under certain circumstances.

Family Income Assurance Plan.    The Company has in effect a Family Income Assurance Plan for certain key executives. Coverage under this self-insured plan provides that, in the event of the death of a participating key executive while

employed by the Company, the eligible spouse, same sex domestic partner or dependent child is entitled to receive an amount equal to 100% of the executive’s salary in effect at the date of death for the first year after such date of death, 75% thereof during the second year, and 50% thereof during the third year. Applicable provisions in the employment contracts of otherwise covered executives supersede the provisions of the Family Income Assurance Plan for such executives. During fiscal 2006, the Company incurred no cost under this plan with respect to the persons identified in the Summary Compensation Table.

Stock Performance Graph

The following graph compares the performance of the Company’s common stock with the performance of the Standard & Poor’s 500 Composite Stock Price Index and a peer group index over the five-year period extending through the end of fiscal 2006. The graph assumes that $100 was invested on September 30, 2001 in the Company’s common stock, the S&P 500 Index and the peer group index and that all dividends were reinvested.

The peer group index is a custom index consisting of the companies that were formerly included in the Standard & Poor’s Entertainment and Leisure Index. Although Standard & Poor’s discontinued this index in January 2002, the Company believes the companies included in the index continue to provide a representative sample of enterprises in the primary lines of business in which the Company engages. These companies are, in addition to The Walt Disney Company, media enterprises Time Warner Inc, CBS Corporation (formerly Viacom, Inc.) (Class B common stock) and Viacom Inc. (created on December 31, 2005 by the separation of the company formerly known as Viacom, Inc. into two publicly held companies, CBS Corporation and Viacom, Inc.) (Class B common stock); resort and leisure-oriented companies Carnival Corporation, Harrah’s Entertainment, Inc., Hilton Hotels Corporation, Marriott International, Inc. and Starwood Hotels and Resorts Worldwide, Inc.; and consumer-oriented businesses Brunswick Corporation, Darden Restaurants, Inc., McDonald’s Corporation, Starbucks Corporation, Yum! Brands, Inc. and Wendy’s International Inc.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Audit-Related Matters

Audit Committee Report

The charter of the Audit Committee of the Board, as revised in December 2003, is attached to this proxy statement as Annex B and specifies that the purpose of the Committee is to assist the Board in its oversight of:

•	the integrity of the Company’s financial statements;
•	the adequacy of the Company’s system of internal controls;
•	the Company’s compliance with legal and regulatory requirements;
•	the qualifications and independence of the Company’s independent registered public accountants; and
•	the performance of the Company’s independent registered public accountants and of the Company’s internal audit function.

In carrying out these responsibilities, the Audit Committee, among other things:

•	monitors preparation of quarterly and annual financial reports by the Company’s management;
•	supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent registered public accountants; and
•	oversees management’s implementation and maintenance of effective systems of internal and disclosure controls, including review of the Company’s policies relating to legal and regulatory compliance, ethics and conflicts of interests and review of the Company’s internal auditing program.

The Committee met ten times during fiscal 2006. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings include, whenever appropriate, executive sessions in which the Committee meets separately with the Company’s independent registered public accountants, the Company’s internal auditors, the Company’s chief financial officer and the Company’s general counsel.

As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent registered public accountants all annual and quarterly financial statements prior to their issuance. During fiscal 2006, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussion with the independent registered public accountants of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), including the quality of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Committee also discussed with PricewaterhouseCoopers LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter from PricewaterhouseCoopers LLP to the Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

In addition, the Committee reviewed key initiatives and programs aimed at maintaining the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing internal audit department staffing levels and steps taken to maintain the effectiveness of internal procedures and controls.

Taking all of these reviews and discussions into account, the undersigned Committee members recommended to the Board that the Board approve the inclusion of the Company’s audited finan -

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

cial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Monica C. Lozano

Robert W. Matschullat (Chair)

John E. Pepper, Jr.

Orin C. Smith

Policy for Approval of Audit and Permitted Non-audit Services

All audit, audit-related and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Outside Auditor Independence Policy provides for pre-approval of specifically described audit, audit-related and tax services by the Committee on an annual basis, but individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policy also requires specific approval by the Committee if total fees for audit-related and tax services would exceed total fees for audit services in any fiscal year. The policy authorizes the Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

Auditor Fees and Services

The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company’s annual financial statements and internal control over financial reporting for fiscal 2006 and fiscal 2005, together with fees for audit-related services and tax services rendered by PricewaterhouseCoopers LLP during fiscal 2006 and fiscal 2005. Audit related services consisted principally of audits of employee benefit plans and other related entities and assistance in connection with acquisition and disposition transactions. Tax services consisted principally of tax compliance, planning and advisory services (primarily U.S. federal and international returns) and tax examination assistance.

	Fiscal 2006	Fiscal 2005
	(in millions)
Audit fees	$17.3	$15.5
Audit-related fees	2.8	3.3
Tax fees	4.4	5.0
All other fees	—	—

Items to Be Voted On

Election of Directors

The current term of office of all of the Company’s Directors expires at the 2007 annual meeting. The Board proposes that the following nominees, all of whom are currently serving as Directors, be re-elected for a new term of one year and until their successors are duly elected and qualified. Mr. Jobs, the only nominee who has been appointed to the Board since the last election of Directors, was appointed in connection with and pursuant to the Company’s agreement to acquire Pixar during the fiscal year. Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a Director before the annual meeting, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

The affirmative vote of a plurality of votes cast at the meeting is required for the election of Directors. A properly executed proxy marked “withhold authority” with respect to one or more Directors will not be voted with respect to the Director or Directors indicated. Under our Corporate Governance Guidelines, if the number of votes withheld exceeds the number of votes “for” a Director, that Director will be elected but will be required to submit a letter of resignation to the Board of Directors for consideration by the Governance and Nominating Committee. The Governance and Nominating Committee would then recommend to the Board the action to be taken with respect to the offer of resignation and the Board is required to act promptly with respect to the resignation.

The Board recommends a vote “FOR” each of the persons nominated by the Board.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

John E. Bryson, 63, has served as Chairman of the Board, President and Chief Executive Officer of Edison International, the parent company of Southern California Edison, an electric utility, since 1990. He is also a director of The Boeing Company and Western Asset Funds, Inc. Mr. Bryson has been a Director of the Company since 2000.	John S. Chen, 51, has been Chairman, Chief Executive Officer and President of Sybase, Inc., a software developer, since November 1998. From February 1998 through November 1998, he served as co-Chief Executive Officer. Mr. Chen joined Sybase in August 1997 as Chief Operating Officer and served in that capacity until February 1998. From March 1995 to July 1997, Mr. Chen was President of the Open Enterprise Computing Division, Siemens Nixdorf, a computer and electronics company, and Chief Executive Officer and Chairman of Siemens Pyramid, a subsidiary of Siemens Nixdorf. Mr. Chen has been a Director of the Company since 2004.

Judith L. Estrin, 52, is President and Chief Executive Officer of Packet Design, LLC, a company that she co-founded in May 2000 to develop networking technology. Ms. Estrin served as Chief Technology Officer and Senior Vice President of Cisco Systems Inc., a developer of networking products, from 1998 until April 2000, and as President and Chief Executive Officer of Precept Software, Inc., a developer of networking software of which she was co-founder, from 1995 until its acquisition by Cisco in 1998. She is also a director of FedEx Corporation, an international provider of transportation and delivery services. Ms. Estrin has been a Director of the Company since 1998.	Robert A. Iger, 55, has served as President and Chief Executive Officer of the Company since October 2005, having previously served as President and Chief Operating Officer since January 2000 and as President of Walt Disney International and Chairman of the ABC Group from 1999 to January 2000. From 1974 to 1998, Mr. Iger held a series of increasingly responsible positions at ABC, Inc. and its predecessor Capital Cities/ABC, Inc., culminating in service as President of the ABC Network Television Group from 1993 to 1994 and President and Chief Operating Officer of ABC, Inc. from 1994 to 1999. He is a member of the Board of Directors of Lincoln Center for the Performing Arts in New York City. Mr. Iger has been a Director of the Company since 2000.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Steven P. Jobs, 51, has served as Chief Executive Officer of Apple Inc., a designer, manufacturer and marketer of personal computers and related products, since February 1997 and is a member of its Board of Directors. Prior to the Company’s acquisition of Pixar, Mr. Jobs also served as Chairman of Pixar from March 1991 and as Chief Executive Officer of Pixar from February 1986. Mr. Jobs has been a Director of the Company since the Company’s acquisition of Pixar in May 2006.	Fred H. Langhammer, 62, is Chairman, Global Affairs, of The Estée Lauder Companies Inc., a manufacturer and marketer of cosmetics products. Prior to being named Chairman, Global Affairs, Mr. Langhammer was Chief Executive Officer of The Estée Lauder Companies Inc. from 2000 to 2004, President from 1995 to 2004 and Chief Operating Officer from 1985 through 1999. Mr. Langhammer joined The Estée Lauder Companies in 1975 as President of its operations in Japan. In 1982, he was appointed Managing Director of its operations in Germany. He is also a director of American International Group, Inc. and The Shinsei Bank Limited. Mr. Langhammer has been a Director of the Company since 2005.

Aylwin B. Lewis, 52, is President and Chief Executive Officer of Sears Holdings Corporation, a nationwide retailer. Prior to being named Chief Executive Officer of Sears in September 2005, Mr. Lewis was President of Sears Holdings and Chief Executive Officer of KMart and Sears Retail following Sears’ acquisition of KMart Holding Corporation in March 2005. Prior to that acquisition, Mr. Lewis had been President and Chief Executive Officer of KMart since October 2004. Prior to that, Mr. Lewis was Chief Multibranding and Operating Officer of YUM! Brands, Inc., a franchisor and licensor of quick service restaurants including KFC, Long John Silvers, Pizza Hut, Taco Bell and A&W, from 2003 until October 2004, Chief Operating Officer of YUM! Brands from 2000 until 2003 and Chief Operating Officer of Pizza Hut from 1996. Mr. Lewis is also a director of Sears Holdings Corporation. Mr. Lewis has been a Director of the Company since 2004.	Monica C. Lozano, 50, is Publisher and Chief Executive Officer of La Opinión, the largest Spanish-language newspaper in the United States, and Senior Vice President of its parent company, ImpreMedia, LLC. In addition, Ms. Lozano is a member of the Board of Regents of the University of California and a trustee of the University of Southern California. She is a director of Bank of America Corporation and a director of the California Health Care Foundation. Ms. Lozano has been a Director of the Company since 2000.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Robert W. Matschullat, 59, a private equity investor, served from October 1995 until June 2000 as Vice Chairman of the board of directors of The Seagram Company Ltd., a global company with entertainment and beverage operations. He also served as Chief Financial Officer of Seagram until January 2000. Prior to joining Seagram, Mr. Matschullat was head of worldwide investment banking for Morgan Stanley & Co. Incorporated, a securities and investment firm, and was on the Morgan Stanley Group board of directors. He is a director of The Clorox Company and McKesson Corporation. Mr. Matschullat has been a Director of the Company since 2002.	John E. Pepper, Jr., 68, has served as Chairman of the Board of the Company since January 1, 2007 and is Chief Executive Officer of the National Underground Railroad Freedom Center. Previously, he served as Vice President of Finance and Administration at Yale University from January 2004 to December 2005. Prior to that, he served as Chairman of the Executive Committee of the Board of Directors of The Procter & Gamble Company until December 2003. Since 1963, he had served in various positions at Procter & Gamble, including Chairman of the Board from 2000 to 2002, Chief Executive Officer and Chairman from 1995 to 1999, President from 1986 to 1995 and director from 1984 to 2003. Mr. Pepper serves on the board of Boston Scientific Corp. and is a member of the Executive Committee of the Cincinnati Youth Collaborative. Mr. Pepper has been a Director of the Company since 2006.

Orin C. Smith, 64, was President and Chief Executive Officer of Starbucks Corporation from 2000 to 2005. He joined Starbucks as Vice President and Chief Financial Officer in 1990, became President and Chief Operating Officer in 1994, and became a director of Starbucks in 1996. Prior to joining Starbucks, Mr. Smith spent a total of 14 years with Deloitte & Touche. Mr. Smith is a director of Nike, Inc. and Washington Mutual and serves on the Board of Directors of Conservation International, is Chairman of the University of Washington Foundation Board and is Chairman of the University of Washington Medical Center Board. Mr. Smith has been a Director of the Company since 2006.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Ratification of Appointment of Independent Registered Public Accountants

The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending September 29, 2007. Services provided to the Company and its subsidiaries by PricewaterhouseCoopers LLP in fiscal 2006 are described under “Audit-Related Matters—Auditor Fees and Services,” above.

We are asking our shareholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of PricewaterhouseCoopers LLP to our shareholders for ratification as a matter of good corporate practice.

Representatives of Pricewaterhouse-Coopers LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

The Board recommends that shareholders vote “FOR” ratification of the appointment of Pricewaterhouse- Coopers LLP as the Company’s independent registered public accountants for fiscal 2007.

In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Approval of the Amended and Restated 2005 Stock Incentive Plan

The Board of Directors unanimously recommends that shareholders approve an amendment to the Company’s Amended and Restated 2005 Stock Incentive Plan (which we refer to as the 2005 Plan). The amendment increases the maximum number of shares of common stock we may issue under the 2005 Plan by 31,000,000 shares from 27,000,000 to 58,000,000 shares and increases the maximum number of shares that can be issued pursuant to restricted and unrestricted stock and stock unit awards by an aggregate of 7,000,000 shares from an aggregate of 10,000,000 to an aggregate of 17,000,000 shares.

The purpose of this amendment is to secure adequate shares to fund expected awards under the Company’s long-term incentive program through the next annual award in January 2008. The Board believes that this number represents a reasonable amount of potential equity dilution and allows the Company to continue awarding equity incentives, which are an important component of our compensation program. The Company expects that it will need to seek shareholder approval in 2008 for additional shares to continue the program beyond 2008.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval of the amendments to the 2005 Plan. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote. Broker non-votes (as described under “Information About Voting and the Meeting—Voting”) will not be considered entitled to vote on this item and therefore will not be counted in determining the number of shares necessary for approval.

Purpose of the 2005 Plan

The 2005 Plan governs grants of stock-based awards to employees and non-employee directors. It is designed to support the Company’s long-term business objectives in a manner consistent

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

with our executive compensation philosophy. The Board believes that by allowing the Company to continue to offer its employees long-term, performance-based compensation through the 2005 Plan, the Company will promote the following key objectives:

•	aligning the interest of employees with those of the shareholders;
•	reinforcing key Company goals and objectives that help drive shareholder value; and
•	attracting, motivating and retaining experienced and highly qualified employees who will contribute to the Company’s financial success.

Shares Available Under Plans

As of January 11, 2007, and prior to the requested increase, 12.4 million shares remain available for issuance of future awards pursuant to the 2005 Plan, 0.6 million shares remain available for future awards pursuant to the Walt Disney Company/Pixar 2004 Equity Incentive Plan (which we refer to as the Disney/Pixar Plan), and 8.0 million shares remain available for future awards pursuant to the Amended and Restated 1995 Stock Incentive Plan (which we refer to as the 1995 Plan). The number of shares that may be issued under these plans may increase to the extent outstanding awards are cancelled due to forfeiture of awards or expiration of awards without exercise. A total of 0.1 million shares are available for future awards pursuant to the Amended and Restated 1997 Non-Employee Directors Stock and Deferred Compensation Plan (which we refer to as the 1997 Plan). The shares that have been issued under this plan are at all times fully vested and not subject to forfeiture, so the authorization will not increase. Other plans remain active with outstanding awards, but no future awards may be made from those plans. Assuming approval of the requested increase, a total of 43.4 million shares will be available for future awards under the 2005 Plan.

On November 28, 2006, the 2005 Plan was amended to count stock appreciation rights as one share for every stock-settled exercise, regardless of the number of shares used to settle the stock appreciation rights upon exercise. This is consistent with the 1995 Plan, which also prohibits net share accounting.

The 2005 Plan limits the number of shares that can be issued pursuant to restricted stock awards, restricted stock units and stock awards, and the requested amendment increases the maximum number of shares that can be issued pursuant to such awards by 7.0 million shares from 10.0 million shares to 17.0 million shares. Due to limits in each of the plans, as of January 11, 2007, and prior to the requested increase, 5.4 million shares remain available for such awards pursuant to the 2005 Plan, 0.6 million shares remain available for such awards pursuant to the Disney/Pixar Plan and 0.2 million shares remain available for such awards pursuant to the 1995 Plan (in each case subject to increase upon cancellation of outstanding awards). A total of 0.1 million shares are available for such awards pursuant to the 1997 Plan. Assuming approval of the requested increase, a total of 12.4 million shares will be available for such awards under the 2005 Plan.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

The following table sets forth the number of shares authorized for future issuance (including shares authorized for issuance pursuant to restricted stock, restricted stock unit and stock awards) as of January 11, 2007 and after including the additional shares under the amendment, along with the equity dilution represented by the shares available for future awards as a percentage of the common shares outstanding.

SHARE AUTHORIZATION (shares in millions)
	Total Shares Available	Equity Dilution: Percent of Basic Common Shares Outstanding	Available for Restricted Stock Awards, Restricted Stock Units, and Stock Awards(1)	Available for Options Only(1)
Shares authorized for future awards as of January 11, 2007(2)	21.1	1.03%	6.3	14.8
Requested increase to shares available in the 2005 Plan after amendment	31.0	1.51%	7.0	24.0

Shares authorized for future awards after approval of amendment(2)	52.1	2.54%	13.3	38.8

[1]	These numbers are included in “Total Shares Available”.
[2]	Includes shares authorized under the Amended and Restated 2005 Stock Incentive Plan, Amended and Restated 1995 Stock Incentive Plan, the Amended and Restated 1997 Non-Employee Directors Stock and Deferred Compensation Plan and the Walt Disney Company/Pixar 2004 Equity Incentive Plan.

On January 11, 2007, the equity overhang, or the percentage of outstanding shares (plus shares that could be issued pursuant to plans) represented by all stock incentives granted and available for future grant under all plans, was 11.4%1. The equity overhang from all stock incentives granted and available would be approximately 12.7% assuming approval of the requested amendment. Equity overhang following the original approval of the 2005 Plan in February 2005 was 12.9%.

Current equity overhang includes options with exercise prices greater than the current share price. In addition, over 50% of the options outstanding on January 11, 2007 are currently vested with exercise prices below the current share price, representing options employees have chosen to hold rather than exercise. The options and units outstanding (as shown in the following table) also include the impact of the addition of 44 million options and 1 million unvested restricted stock units converted in connection with the acquisition of Pixar in May 2006. Finally, the Company’s current share buyback program has had the effect of reducing the common shares outstanding. All of these factors have increased the level of overhang and, in light of these factors, the Company believes its overhang level is reasonable.

The following table sets forth information regarding outstanding options and restricted stock units as of January 11, 2007.

OUTSTANDING AWARDS (shares in millions)
Outstanding Options	Weighted Average Exercise Price	Weighted Average Remaining Years of Contractual Life	Unvested Restricted Stock Units
214.5	$26.78	5.3	28.0

The Company has continued to manage its run rate2 of awards granted over time to levels it believes are reasonable while ensuring that our overall executive compensation program is competitive, relevant, and motivational. The run rate increased in fiscal 2006 from fiscal 2005, primarily due to awards given to new employees. In 2007, the Company reduced its grant guidelines to further manage the run rate.

[1]	Equity overhang was calculated as all shares issuable upon exercise of outstanding options and vesting of outstanding restricted stock units plus shares available for future grant divided by (a) basic common shares outstanding + (b) shares in the numerator.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

The following table sets forth information regarding awards granted and earned, the run rate for each of the last three fiscal years and the average run rate over the last three years.

RUN RATE (shares in millions)
	FY2004	FY2005	FY2006	3-Year Average
Stock options awards granted	27.0	18.9	23.8
Service-based restricted stock unit awards granted	5.1	7.6	8.7
Actual performance-based restricted stock units earned	—	0.4	—
Basic common shares outstanding at fiscal year end	2,040.4	1,968.8	2,061.7

Run rate	1.57%	1.37%	1.58%	1.51%

On January 11, 2007, the closing price of our common stock traded on the New York Stock Exchange was $34.99 per share.

Overview of Plans

All employees of the Company and its affiliates are eligible to receive awards under the 2005 Plan, but awards are generally limited to approximately 4,000 Disney employees and non-employee Directors (of whom there are currently 12) and approximately 950 Pixar employees. The relative weight of equity compensation in the total compensation package generally increases in relation to a participant’s role in influencing shareholder value.

The 2005 Plan is an “omnibus” stock plan that provides for a variety of equity award vehicles to maintain flexibility. The 2005 Plan permits the grant of stock options, stock appreciation rights, restricted and unrestricted stock awards and stock units. As described more fully in the Compensation Committee Report, participants currently are generally granted a mix of stock options and restricted stock units. Restricted stock units typically vest 50% on the second anniversary of grant and 50% on the fourth anniversary of grant, and (except for restricted stock units issued as a part of an executive’s bonus) include performance requirements for vesting for senior executives.

The 2005 Plan is designed to meet the requirements for deductibility of executive compensation under Section 162(m) of the Internal Revenue Code with respect to stock options and stock appreciation rights. Other awards may qualify under Section 162(m) if they are granted in accordance with the Company’s 2002 Executive Performance Plan and subject to performance conditions as specified in that plan. Also, in order to meet Section 162(m) requirements, the 2005 Plan provides limits on the number and type of shares that any one participant may receive during any five calendar-year period, as described below.

Neither the 2005 Plan nor the 1995 Plan permit the repricing of options or stock appreciation rights without the approval of shareholders, nor the granting of discounted options or stock options with reload features. They both count stock appreciation rights as one share for every stock-settled exercise, regardless of the actual number of shares used to settle the stock appreciation right upon exercise. Neither plan contains an “evergreen” provision to automatically increase the number of shares available for future issuance.

[2]	Run rate was calculated as (a) all option awards and non-performance restricted stock units granted in a fiscal year + (b) actual performance-based restricted stock units earned and vested in a fiscal year, divided by the number of basic common shares outstanding at the end of that fiscal year.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

The Disney/Pixar Plan does not permit the granting of discounted options or stock options with reload features. Prior to November 28, 2006, The Disney/Pixar Plan included an “evergreen” provision to automatically increase the number of shares available for future issuance. On November 28, 2006, the Board of Directors of the Company amended the Disney/Pixar Plan to eliminate this provision. The Disney/Pixar Plan does not prohibit the repricing of options, but the Board does not intend to reprice options or stock appreciation rights granted from this plan without the approval of shareholders. In addition, the Company is subject to exchange rules which prohibit the repricing of stock options without shareholder approval.

Summary of 2005 Plan

The following is a summary of the amended 2005 Plan. The full text of the 2005 Plan, as amended, is attached as Annex C to this proxy statement, and the following summary is qualified in its entirety by reference to this Annex.

Plan Administration

The selection of employee participants in the 2005 Plan, the level of participation of each participant and the terms and conditions of all awards are determined by the Compensation Committee. It is intended that each member of the Compensation Committee will be an “independent director” for purposes of the Company’s Corporate Governance Guidelines, the Compensation Committee’s charter and the New York Stock Exchange listing requirements; a “non-employee Director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an “outside director” within the meaning of Section 162(m) of the Code. Currently, the Compensation Committee is comprised of five directors meeting these independence criteria. The Compensation Committee has the discretionary authority to interpret the 2005 Plan, to prescribe, amend and rescind rules and regulations relating to the 2005 Plan, and to make all other determinations necessary or advisable for the administration of the 2005 Plan. The Committee may dele gate authority to administer the 2005 Plan as it deems appropriate, subject to the express limitations set forth in the 2005 Plan. In the case of awards under the 2005 Plan to non-employee Directors, the powers of the Compensation Committee will be exercised by the full Board.

Limits on Plan Awards

Assuming adoption of the requested amendment, the Board has reserved a maximum of 58,000,000 shares for issuance pursuant to stock options, stock appreciation rights, restricted and unrestricted stock awards and stock units under the 2005 Plan. Of this amount, no more than 17,000,000 shares may be issued pursuant to grants of all restricted stock awards, restricted stock units and stock awards in the aggregate during the term of the 2005 Plan. A participant may receive multiple awards under the 2005 Plan. A maximum of 4,500,000 shares may be granted under the 2005 Plan to an individual pursuant to stock options and stock appreciation rights awarded during any five consecutive calendar years. For restricted stock, restricted stock units and stock awards, a maximum of 2,500,000 shares may be granted under the 2005 Plan to an individual during any five consecutive calendar years. These limitations on grants to an individual will be applied in aggregate to all awards granted under any equity-based compensation plan of the Company.

Shares delivered under the 2005 Plan will be authorized but unissued shares of Disney common stock, treasury shares or shares purchased in the open market or otherwise. To the extent that any award payable in shares is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made, the shares covered thereby will no longer be charged against the maximum share limitation and may again be made subject to awards under the 2005 Plan. Notwithstanding the foregoing, upon exercise of a stock-settled stock appreciation right, the number of shares subject to the award being exercised shall be counted against the maximum

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

aggregate number of shares of common stock that may be issued under the plan as provided above, on the basis of one share for every share subject thereto, regardless of the actual number of shares used to settle the stock appreciation right upon exercise. Any awards settled in cash will not be counted against the maximum share reserve under the 2005 Plan. Any shares exchanged by a participant or withheld from a participant as full or partial payment to the Company of the exercise price or the tax withholding upon exercise or payment of an award will not be returned to the number of shares available for issuance under the 2005 Plan.

Eligibility and Participation

All of the approximately 90,000 full-time employees of the Company and its affiliates, as well as the Company’s non-employee Directors, will be eligible to participate in the 2005 Plan. Approximately 4,000 Disney employees (including six executive officers of the Company) and non-employee Directors and approximately 950 Pixar employees currently receive long-term incentive awards in a given year, although this may vary from year to year. From time to time, the Compensation Committee (or as to non-employee Directors, the Board) will determine who will be granted awards, the number of shares subject to such grants and all other terms of awards.

As described in “Corporate Governance and Board Matters—Board Compensation”, each non-employee Director (other than Mr. Jobs) is currently awarded on an annual basis stock options to purchase 6,000 shares of Disney common stock pursuant to a Director compensation program adopted by the Board of Directors. Each non-employee Director (other than Mr. Jobs) is also awarded a $60,000 grant of deferred stock units annually. The Board expects that similar annual awards will be continued under the 2005 Plan, and any change to that program would be determined by the Board of Directors in the future.

Types of Plan Awards

As described in the Compensation Committee Report, the Company’s current equity compensation awards to employees are generally comprised of stock options and restricted stock units. The 2005 Plan provides for a variety of other equity instruments to preserve flexibility. The types of securities that may be issued under the 2005 Plan are described below.

Stock Options.    Stock options granted under the 2005 Plan may be either non-qualified stock options or incentive stock options qualifying under Section 422 of the Code. The price of any stock option granted may not be less than the fair market value of the Disney common stock on the date the option is granted. The option price is payable in cash, shares of Disney common stock, through a broker-assisted cashless exercise or as otherwise permitted by the Compensation Committee.

The Compensation Committee determines the terms of each stock option grant at the time of the grant. Generally, all options will terminate after a seven-year period from the date of the grant (except options granted to Directors, which have ten-year terms), but the Committee has discretion to provide for an exercise term of up to ten years. The Committee specifies at the time each option is granted the time or times at which, and in what proportions, an option becomes vested and exercisable. Vesting may be based on the continued service of the participant for specified time periods or on the attainment of specified business performance goals established by the Committee or both. The Committee may accelerate the vesting of options at any time and, unless otherwise provided in the award agreement, vesting accelerates if the participant dies while employed by the Company or any of its affiliates.

In general, except for termination for cause as described in the 2005 Plan, a stock option expires (i) 12 months after termination of service, if service ceases due to disability, (ii) 18 months after termination, if service ceases when the participant is eligible to receive retirement benefits under a Company pension plan or if the participant died while employed by the Company or any of its affiliates, or (iii) three months after termination, if service ceases for any other reason.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Stock Appreciation Rights.    A stock appreciation right (which we refer to as an SAR) entitles the participant, upon settlement, to receive a payment based on the excess of the fair market value of a share of Disney common stock on the date of settlement over the base price of the right, multiplied by the applicable number of shares of Disney common stock. SARs may be granted on a stand-alone basis or in tandem with a related stock option. The base price may not be less than the fair market value of a share of Disney common stock on the date of grant. The Compensation Committee will determine the vesting requirements and the payment and other terms of an SAR, including the effect of termination of service of a participant. Vesting may be based on the continued service of the participant for specified time periods or on the attainment of specified business performance goals established by the Committee or both. The Committee may accelerate the vesting of SARs at any time. Generally, any SAR, if granted, would terminate after the seven-year period from the date of the grant, but the Committee retains discretion to provide for an exercise term of up to ten years. SARs may be payable in cash or in shares of Disney common stock or in a combination of both.

The Company has not issued any SARs under any of its currently effective compensation plans, and does not currently have any SARs outstanding.

Restricted Stock.    A restricted stock award represents shares of Disney common stock that are issued subject to restrictions on transfer and vesting requirements as determined by the Compensation Committee. Vesting requirements may be based on the continued service of the participant for specified time periods or on the attainment of specified business performance goals established by the Committee or both. Subject to the transfer restrictions and vesting requirements of the award, the participant will have the same rights as one of Disney’s shareholders, including all voting and dividend rights, during the restriction period, unless the Committee determines otherwise at the time of the grant.

Stock Units.    An award of stock units provides the participant the right to receive a payment based on the value of a share of Disney common stock. Stock units may be subject to such vesting requirements, restrictions and conditions to payment as the Compensation Committee determines are appropriate. Vesting requirements may be based on the continued service of the participant for a specified time period or on the attainment of specified business performance goals established by the Committee or both. A stock unit award may also be granted on a fully vested basis, with a deferred payment date. Stock unit awards are payable in cash or in shares of Disney common stock or in a combination of both. Stock units may also be granted together with related dividend equivalent rights.

Stock Awards.    A stock award represents shares of Disney common stock that are issued free of restrictions on transfer and free of forfeiture conditions and to which the participant is entitled all the rights of a shareholder. A stock award may be granted for past services, in lieu of bonus or other cash compensation, as Director’s compensation or for any other valid purpose as determined by the Compensation Committee.

Section 162(m) Awards

Awards of options and stock appreciation rights granted under the 2005 Plan will automatically qualify for the “performance-based compensation” exception under Section 162(m) of the Code pursuant to their expected terms. In addition, awards of restricted stock, stock units or stock awards may qualify under Section 162(m) if they are granted in accordance with the Company’s 2002 Executive Performance Plan (or successor plans) and the performance conditions specified thereunder. Under Section 162(m), the terms of the award must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the award, and must preclude discretion to increase the amount of compensation payable under the terms of the award (but may give the Compensation Committee discretion to decrease the amount of compensation payable).

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Effect of Change in Control

Awards under the 2005 Plan are generally subject to special provisions upon the occurrence of a “change in control” (as defined in the 2005 Plan) transaction with respect to the Company. Under the 2005 Plan, if within twelve months of a change in control there occurs a “triggering event” (as defined in the 2005 Plan) with respect to the employment of the participant, any outstanding stock options, SARs or other equity awards under the 2005 Plan will generally become fully vested and exercisable, and, in certain cases, paid to the participant. A triggering event is defined generally to include a termination of employment by the Company other than for cause, a termination of employment by the participant following a reduction in position, pay or other constructive termination event, or a failure by the successor company to assume or continue the outstanding awards under the 2005 Plan. Payments under awards that become subject to the excess parachute tax rules may be reduced under certain circumstances.

Limited Transferability

All options, stock appreciation rights, restricted stock and restricted stock units granted under the 2005 Plan are nontransferable except upon death, either by the participant’s will or the laws of descent and distribution or through a beneficiary designation, or in the case of nonqualified options, during the participant’s lifetime to immediate family members of the participant as may be approved by the Compensation Committee.

Adjustments for Corporate Changes

In the event of stock splits, stock dividends, recapitalizations, reclassifications, mergers, spin-offs or other changes affecting the Company or shares of Disney common stock, equitable adjustments shall be made to the number of shares of Disney common stock available for grant, as well as to other maximum limitations under the 2005 Plan, and the number and kind of shares of Disney common stock or other rights and prices under outstanding awards and other terms of outstanding awards affected by such events.

Term, Amendment and Termination

The 2005 Plan has a term of seven years expiring on December 30, 2011, unless terminated earlier by the Board of Directors. The Board may at any time and from time to time and in any respect amend or modify the Plan. The Board may seek the approval of any amendment or modification by the Company’s shareholders to the extent it deems necessary or advisable in its sole discretion for purposes of compliance with Section 162(m) or Section 422 of the Code, the listing requirements of the New York Stock Exchange or other exchange or securities market or for any other purpose. No amendment or modification of the 2005 Plan will adversely affect any outstanding award without the consent of the participant or the permitted transferee of the award.

Plan Benefits

Future benefits under the 2005 Plan are not currently determinable. During fiscal 2006, stock options were granted under the 1995 Stock Incentive Plan to the Company’s named executive officers, as set forth in the table captioned Stock Option Awards above, and restricted stock units were granted under the 1995 Stock Incentive Plan to the Company’s named executive officers, as set forth in the tables captioned Long-term Incentive Performance Based Awards and Non-performance Based Restricted Stock Unit Awards above. During fiscal 2006, options and stock units were granted to non-employee Directors pursuant to the compensation arrangement described in “Corporate Governance and Board Matters—Board Compensation,” above.

U.S. Tax Treatment of Awards

Incentive Stock Options.    An incentive stock option results in no taxable income to the optionee or a deduction to the Company at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an incentive stock option

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however, (i.e., a “disqualifying disposition”), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee’s income as compensation. The optionee’s basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Non-Qualified Stock Options.    A non-qualified stock option results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising such an option will, at that time, realize taxable compensation in the amount of the difference between the option price and the then market value of the shares. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation recognized by the optionee.

The optionee’s basis in such shares is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term gain (or loss), depending upon the holding period of the shares.

If a non-qualified option is exercised by tendering previously owned shares of the Company’s common stock in payment of the option price, then, instead of the treatment described above, the following generally will apply: a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; the optionee’s basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged. The optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee’s basis in such excess shares will be equal to the amount of such compensation income; and the holding period in such shares will begin on the date of exercise.

Stock Appreciation Rights.    Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the employee at the time it is received. If an employee receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the base price will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the settlement of an SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement.

Other Awards.    The current United States federal income tax consequences of other awards authorized under the 2005 Plan are generally in accordance with the following: (i) restricted stock is generally subject to ordinary income tax at the time the restrictions lapse, unless the recipient elects to accelerate recognition as of the date of grant; (ii) stock unit awards are generally subject to ordinary income tax at the time of payment; and (iii) unrestricted stock awards are generally subject to ordinary income tax at the time of grant. In each of the foregoing cases, the Company will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Section 162(m).    Compensation of persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as “performance-based compensation” are exempt from Section 162(m), thus allowing the Company the full federal tax deduction otherwise permitted for such compensation. The 2005 Plan enables the Compensation Committee to grant awards that will be exempt from the deduction limits of Section 162(m).

Tax Treatment of Awards to Non-Employee Directors and to Employees Outside the United States.    The grant and exercise of options and awards under the 2005 Plan to non-employee Directors and to employees outside the United States may be taxed on a different basis.

The Board recommends that shareholders vote “FOR” the amendments to the Amended and Restated 2005 Stock Incentive Plan.

Approval of Terms of the Amended and Restated 2002 Executive Performance Plan

In 2002, the Company’s shareholders approved the 2002 Executive Performance Plan, which provides performance incentives in a manner that preserves, for tax purpose, the Company’s ability to deduct the compensation awarded under the plan. Under the plan, the Compensation Committee is authorized to award bonuses and restricted stock and restricted stock units whose vesting is conditioned on achievement of performance targets. The plan is structured to satisfy the requirement for performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code and related IRS regulations.

In 2007, pursuant to the terms of the plan, the Board amended and restated the 2002 Executive Performance Plan to extend the term of the plan and to make conforming changes related to extension of the plan. The amendments did not otherwise change the terms of the plan as approved by shareholders in 2002, including the eligibility of participants under the plan, the performance criteria under the plan, the maximum individual bonuses under the plan and the maximum number of restricted stock or restricted stock units that can be issued to any one individual in a five-year period under the plan.

Section 162(m) of the Internal Revenue Code requires that the business criteria under the plan be approved by the Company’s shareholders every five years. The Board of Directors unanimously recommends that shareholders approve the terms of the Amended and Restated 2002 Executive Performance Plan. The affirmative vote of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval of the terms of the Amended and Restated 2002 Executive Performance Plan. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote. Broker non-votes (as described under “Information About Voting and the Meeting — Voting”) will not be considered entitled to vote on this item, and therefore will not be counted in determining the number of shares necessary for approval.

If the shareholders approve the terms of the Amended and Restated 2002 Executive Performance Plan, the Section 162(m) shareholder approval requirement will be met for awards made through the 2012 annual shareholder meeting. The material terms of the Amended and Restated 2002 Executive Performance Plan are described below.

Eligibility.    The Amended and Restated 2002 Executive Performance Plan is available for performance awards made to key employees (including any officer) of the Company who are (or in the opinion of the Compensation Committee may during the performance period covered by an award become) a “covered employee” for purposes of Section 162(m). A “covered employee” generally includes the five most highly compensated executive officers of the Company.

Business Criteria.    The Compensation Committee administers the plan and is

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

charged with the responsibility for establishing specific performance targets for each participant in the plan. Concurrently with the selection of performance targets, the Committee must establish an objective formula or standard for calculating the maximum bonus payable to each participating executive officer. The performance targets may be based on one or more of the following business criteria (which are defined in the plan), or on any combination of them, on a consolidated basis:

•	Net income (or adjusted net income)
•	Return on equity (or adjusted return on equity)
•	Return on assets (or adjusted return on assets)
•	Earnings per share (diluted) (or adjusted earnings per share (diluted))

The targets must be established while the performance relative to the target remains substantially uncertain within the meaning of Section 162(m). The performance measurement periods are typically a single fiscal year for bonuses and two fiscal years for vesting of restricted stock units, but may include more than two fiscal years.

With respect to adjusted net income, adjusted earnings per share, adjusted return on assets and adjusted return on equity, the plan generally requires that adjustments be made to net income, earnings per share, return on assets and/or return on equity, as the case may be, when determining whether the applicable performance targets have been met, so as to eliminate, in whole or in part, in any manner specified by the Committee at the time the performance targets are established, the gain, loss, income and/or expense resulting from the following items:

(1)	changes in accounting principles that become effective during the performance period;
(2)	extraordinary, unusual or infrequently occurring events reported in the Company’s public filings, excluding early extinguishment of debt; and
(3)	the disposition of a business, in whole or in part.

The Committee may, however, provide at the time the performance targets are estab lished that one or more of these adjustments will not be made as to a specific award or awards. In addition, the Committee may determine at the time the goals are established that other adjustments will be made under the selected business criteria and applicable performance targets to take into account, in whole or in part, in any manner specified by the Committee, any one or more of the following:

(a)	gain or loss from all or certain claims and/or litigation and insurance recoveries;
(b)	the impact of impairment of tangible or intangible assets;
(c)	restructuring activities reported in the Company’s public filings; and
(d)	the impact of investments or acquisitions.

Each of the adjustments described in this paragraph may relate to the Company as a whole or any part of the Company’s business or operations, as determined by the Committee at the time the performance targets are established. The adjustments are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee. Finally, adjustments will be made as necessary to any business criteria related to the Company’s stock to reflect changes in corporate capitalization, such as stock splits and certain reorganizations.

The Compensation Committee has established performance targets for bonuses for fiscal 2007 based upon adjusted net income. The Committee believes that the specific targets constitute confidential business information, the disclosure of which could adversely affect the Company.

Maximums.    Under the plan, the maximum bonus for each fiscal year may not exceed:

•	for the chief executive officer, $15,000,000, or, if less, 15 times base salary; or
•	for other participants, $10,000,000 or, if less, 10 times base salary.

The Compensation Committee has the discretion to pay less than the maximum amount otherwise payable based on individual performance or other criteria the

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Committee determines appropriate. Annual bonuses are paid following the close of the fiscal year to which they relate, subject to certification by the Compensation Committee that the applicable performance criteria have been satisfied in whole or in part.

The maximum number of shares of restricted stock or restricted stock units that may be granted to any one participant under the plan during any consecutive five-year period is 2.5 million, subject to stock splits and certain other changes in corporate capitalization.

Amendment.    The performance plan may from time to time be amended, suspended or terminated, in whole or in part, by the Board of Directors or the Compensation Committee, but no amendment will be effective without Board and/or shareholder approval if such approval is required to satisfy the requirements of Section 162(m).

Awards Under the Plan.    The amount of annual bonuses to be paid and the amount of restricted stock or restricted stock units to be awarded in the future to the Company’s current and future executive officers under the plan cannot be determined at this time, as actual amounts will be based on the discretion of the Compensation Committee in determining the awards and actual performance. The annual bonuses paid under the plan with respect to fiscal 2006 to the executive officers currently eligible under the plan are set forth in the Summary Compensation Table and the number of restricted stock units awarded in fiscal 2006 is set forth in the Long-Term Incentive Performance Based Awards Table.

Nothing in this proposal precludes the Company or the Compensation Committee from making any payment or granting awards that do not qualify for tax deductibility under Section 162(m).

The Board recommends that shareholders vote “FOR” approval of the terms of the Amended and Restated 2002 Executive Performance Plan.

Shareholder Proposals

The Company has been notified that two shareholders intend to present proposals for consideration at the annual meeting. The shareholders making these proposals have presented the proposals and supporting statements below, and we are presenting the proposals as they were submitted to us. We do not necessarily agree with all the statements contained in the proposals and the supporting statements, but we have limited our responses to the most important points and have not attempted to refute all the statements we disagree with. The address and stock ownership of each of the proponents will be furnished by the Company’s Secretary to any person, orally or in writing as requested, promptly upon receipt of any oral or written request.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on the proposal will be required for approval of Proposal 1. The affirmative vote of two thirds of the outstanding shares of common stock is required for the approval of Proposal 2. Abstentions will be counted as represented and entitled to vote and will have the effect of a negative vote on both proposals. Broker non-votes (as described under “Information About Voting and the Meeting—Voting”) will not be considered entitled to vote on these proposals and will not be counted in determining the number of shares necessary for approval of Proposal 1 and will have the effect of a negative vote on Proposal 2.

•	Proposal 1–Greenmail

Mrs. Evelyn Y. Davis has notified the Company that she intends to present the following proposal for consideration at the annual meeting:

“RESOLVED: That the stockholders of Disney recommend that the Board of Directors take the necessary steps THAT NO GREENMAIL shall be paid.

“This Corporation shall not buy or otherwise acquire stock of any class of

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

this corporation at a price more than 5 percent above the current fair market price unless an offer is made to ALL stockholders of that class of stock on a proportionate or randomly-selected basis; such offer to be open for a minimum of 45 days.

“This policy need not apply to purchases or acquisitions of less than 10,000 shares.

“Last year the owners of 236.3 million shares, representing approximately 20% of shares voting, voted FOR my similar proposal.

“If you AGREE, please mark YOUR proxy FOR this proposal.”

The Board of the Company recommends a vote “AGAINST” this proposal for the following reasons:

The Board of Directors supports the concept of preventing the payment of greenmail. In response to the shareholder vote on this proposal in 2005, the Board amended the Company’s Bylaws to prohibit the purchase of shares at a premium to market price from any owner of more than 2% of the Company’s shares unless an offer to purchase at that price is made to all shareholders or the purchase is approved by a shareholder vote. The Bylaw includes exceptions for purchases pursuant to a stock repurchase program and purchases in connection with shareholder-approved stock option plans.

We believe this Bylaw provision appropriately addresses the dangers of greenmail. The Company’s Bylaw is substantially similar to provisions adopted by other large companies. We believe that the application of the prohibition in our Bylaws to purchases from holders of more than 2% of the Company’s shares is a much more appropriate means to address potential greenmail than the proposal’s application to any purchase of 10,000 shares or more. The 2% trigger is lower than that used by some other companies, including: Alcoa (5%); Anheuser-Busch (10%); Arizona Public Service Co. (5%); Avon Products (5%); Bear Stearns (5%); Brooks Automation Inc. (5%); Cardium Therapeutics, Inc. (5%);

Charter One Financial (5%); Con Agra (3%); General Motors (3%); Footstar (5%); Harbor Florida Bancshares (5%); Hologic (5%); Lockheed Martin (5%); Maine & Maritimes (5%); Merck (5%); Saks (5%); Schering Plough Corp. (5%); Sprint Nextel (5%); Stanley Works (3%); Sunoco (5%); Webster Financial Corp. (5%). The proposal’s application to the purchase of as few as 10,000 shares, on the other hand, would significantly limit the flexibility of the Company to engage in a range of possible transactions that may well be in the best interest of all shareholders.

Accordingly, the Board recommends that you vote “AGAINST” this proposal, and your proxy will be so voted if the proposal is presented unless you specify otherwise.

•	Proposal 2–Stockholder Rights Plan Bylaw Amendment

Lucian Bebchuk has advised the Company that he intends to present the following proposal for consideration at the annual meeting:

“It is hereby RESOLVED that pursuant to Section 109 of the Delaware General Corporation Law, 8 Del. C. § 109, and Article IX of the Company’s By-Laws, the Company’s By-Laws are hereby amended by adding to Article III of the Company’s By-laws as follows:

Section 12. Stockholder Rights Plans

“(a)

Notwithstanding anything in these by-laws to the contrary, the adoption of a stockholder rights plan, rights agreement or any other form of “poison pill” which is designed to or has the effect of making an acquisition of large holdings of the Company’s shares of stock more difficult or expensive (“Stockholder Rights Plan”), or the amendment of any such Stockholder Rights Plan which has the effect of extending the term of the Stockholder Rights Plan or any rights or options provided thereunder, shall require the affirmative vote of

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

75% of the members of the Board of Directors, and any Stockholder Rights Plan adopted or amended after the effective date of this Section shall expire no later than one year following the later of the date of its adoption and the date of its last such amendment.

“(b)	Paragraph (a) of this Section shall not apply to any Stockholder Rights Plan ratified by the stockholders.
“(c)	Any decision by the Board of Directors to repeal or amend this Section shall require the affirmative vote of all the members of the Board of Directors.

“This By-law Amendment shall be effective immediately and automatically as of the date it is approved by the vote of stockholders in accordance with Article IX of the Company’s By-laws.

“SUPPORTING STATEMENT: I believe that it is undesirable for a poison pill not ratified by the stockholders to remain in place indefinitely without periodic determinations by the Board of Directors that maintaining the pill continues to be advisable. I also believe that a Board should not extend the life of a poison pill beyond one year without shareholder ratification when a significant fraction of the directors do not support such an extension.

“The proposed By-law amendment would not preclude the Board from maintaining a poison pill not ratified by the stockholders for as long as the Board deems necessary consistent with the exercise of its fiduciary duties, but would simply ensure that the Board not do so without considering, within one year following the last decision to adopt or extend the pill, whether continuing to maintain the pill is in the best interests of the Company and its stockholders.

“I urge you to vote “yes” to support the adoption of this proposal.”

The Board of the Company recommends a vote “AGAINST” this proposal for the following reasons:

Adoption of this proposal at the meeting would amend the Company’s bylaws to require a supermajority of the Board to adopt or extend the term of any shareholder rights plan and deny the Board the ability to adopt a shareholder rights plan with a term of more than one year absent shareholder approval.

The Company has not had a shareholder rights plan since 1999 and is not now considering adopting such a plan. The Board believes, however, that shareholder rights plans can be a useful tool in some circumstances to protect the best interests of shareholders. At other companies, potential purchasers have made offers in the face of such plans, but the existence of the plans allows boards to protect strategies for realizing long-term value and to maximize the value of stockholders’ investment by encouraging potential purchasers to negotiate directly with the board. The Board therefore believes it is important to maintain flexibility to adopt plans with terms appropriate to a variety of circumstances.

The proposed bylaw would limit the ability of the Board to adopt shareholder rights plans on terms that may be necessary to protect shareholder interests. The requirement for a 75% vote of the Board to adopt a plan would permit a relatively small number of directors (as few as three on an eleven member Board) to block a plan. A small group of directors representing special interests (including possibly representatives of an acquiring company) could therefore block action that other directors believe is in the best interests of shareholders. The limitation of plans to one year will permit potential purchasers to “wait out” the expiration of the plan and may hamper the ability of the Board to

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

identify, negotiate and complete a financially superior alternative that might take more than a year to complete due to regulatory or other delays. In short, in the dynamic and highly variable circumstances in which the Board might need to consider an acquisition transaction, the proposed bylaw would raise limits that could have consequences injurious to shareholders’ interests.

Moreover, the limitations imposed on the Board’s exercise of its fiduciary duty by the proposed bylaw amendment may violate provisions of Delaware law that expressly grant the Board (not stockholders) the authority to create, issue and fix the duration of rights. Faced with a similar proposal made by Professor Bebchuk to a different company, a Delaware court recently deferred ruling on the legality of the proposal until a bylaw was actually adopted, noting that the issue presented was “fraught with tension.” There is an open legal question as to whether the bylaw would be enforceable if it were adopted.

In light of the restrictions the proposed bylaw would place on the flexibility of the Board to act in the best interests of shareholders and the doubts regarding its legality, the Board believes that the bylaw should not be adopted.

Accordingly, the Board recommends that you vote “AGAINST” this proposal, and your proxy will be so voted if the proposal is presented unless you specify otherwise.

Other Matters

Management is not aware of any other matters that will be presented at the Annual Meeting, and Company Bylaws do not allow proposals to be presented at the meeting unless presented to the Company prior to the date of this Proxy Statement. However, if any other matter is properly presented at the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Information About Voting and the Meeting

Shares Outstanding

Shareholders owning Disney common stock at the close of business on January 8, 2007 (the record date), may vote at the 2007 Annual Meeting and any postponements or adjournments of the meeting. On that date, 2,048,822,468 shares of common stock were outstanding. Each share is entitled to one vote on each matter considered at the meeting.

Voting

Most shareholders have a choice of voting over the Internet, by telephone or by using a traditional proxy card. Refer to your proxy or voting instruction card to see which options are available to you and how to use them. The deadline for voting by telephone or electronically is 11:59 p.m., Eastern Standard Time, on March 7, 2007. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

If you properly sign and return your proxy card or complete your proxy via the telephone or Internet, your shares will be voted as you direct. If you sign and return your proxy but do not specify how you want your shares voted, they will be voted FOR the election of all nominees for Director as set forth under “Election of Directors,” FOR the ratification of the appointment of the independent registered public accountants, FOR approval of the amendments to the Amended and Restated 2005 Stock Incentive Plan, FOR approval of terms of the Amended 2002 Executive Performance Plan and AGAINST the shareholder proposals.

You may revoke your proxy and change your vote at any time before the Annual Meeting by submitting a written notice to the Secretary, by submitting a later dated and properly executed proxy (including by means of a telephone or Internet vote) or by voting in person at the Annual Meeting.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

If you participate in the Disney Salaried Savings and Investment Plan or its predecessors or the Disney Hourly Savings and Investment Plan, you may give voting instructions as to the number of shares of common stock equivalent to the interest in Disney common stock credited to your account as of the record date. You may provide voting instructions to Fidelity Management Trust Company by completing and returning the proxy card accompanying this proxy statement. The trustee will vote your shares in accordance with your duly executed instructions received by March 5, 2007. If you do not send instructions, the trustee will vote the number of shares equal to the share equivalents credited to your account in the same proportion that it votes shares in your plan for which it did receive timely instructions. You may revoke previously given voting instructions by March 5, 2007, by submitting to the trustee either a written notice of revocation or a properly completed and signed proxy card bearing a later date. Your voting instructions will be kept confidential by the trustee.

Under New York Stock Exchange Rules, the proposals to elect Directors and to approve the appointment of independent auditors are considered “discretionary” items. This means that brokerage firms may vote in their discretion on these matters on behalf of clients who have not furnished voting instructions at least 10 days before the date of the meeting. In contrast, the amendment to the Amended and Restated 2005 Stock Incentive Plan, approval of the terms of the Amended 2002 Executive Performance Plan and the shareholder proposals are “non-discretionary” items. This means brokerage firms that have not received voting instructions from their clients on these proposals may not vote on them. These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of the vote for the amendments to the Amended and Restated 2005 Stock Incentive Plan, approval of terms of the Amended 2002

Executive Performance Plan and the shareholder proposals, except the shareholder proposal regarding a Bylaw amendment relating to stockholder rights plans, for which broker non-votes will have the effect of a vote against the Bylaw amendment.

We will post preliminary results of voting at the meeting on our investor relations web site promptly after the meeting.

Attendance at the Meeting

Subject to space availability, all shareholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration will begin at 8:00 a.m., and seating will begin at 9:00 a.m. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

Other Information

Stock Ownership

Based on a review of filings with the Securities and Exchange Commission, the Company is unaware of any holders of more than 5% of the outstanding shares of Disney common stock other than Steven P. Jobs, whose shareholdings are reflected in the following table and whose business address is One Infinite Loop, Cupertino, CA. The following table shows the amount of Disney common stock beneficially owned (unless otherwise indicated) by our current Directors and named executive officers and by Directors and executive officers as a group. Except

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

as otherwise indicated, all information is as of January 8, 2007.

Name	Shares[1,2]	Stock Units[3],[4]	Shares Acquirable Within 60 Days[4],[5]	Percent of Class
Alan N. Braverman	109,041	—	740,917	*
John E. Bryson	4,013	22,469	24,000	*
John S. Chen	6,984	8,629	7,200	*
Judith L. Estrin	29,717	4,383	36,000	*
Robert A. Iger	253,332	—	3,940,663	*
Steven P. Jobs	138,000,007	—	—	6.7%
Fred H. Langhammer	10,000	9,771	3,600	*
Aylwin B. Lewis	2,291	8,951	7,200	*
Monica C. Lozano	2,248	19,334	24,000	*
Robert W. Matschullat	9,191	18,474	12,000	*
Christine M. McCarthy	11,470	—	242,202	*
Kevin A. Mayer	65	—	10,000	*
Leo J. O’Donovan, S.J.	1,191	4,383	46,800	*
John E. Pepper, Jr.	7,900	4,710	1,200	*
Orin C. Smith	—	1,975	1,200	*
Thomas O. Staggs	186,113	—	2,239,997	*
All Directors and executive officers as a group (17 persons)	138,633,562	103,078	7,336,979	7.1%

*Less	than 1% of outstanding shares.

[1]	The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. Some Directors and executive officers disclaim beneficial ownership of some of the shares included in the table, as indicated below:

•	Mr. Chen—1,125 shares held for the benefit of children;
•	Mr. Mayer—65 shares held by a trust for the benefit of members of his family, of which he is trustee.
•	Ms. Lozano—57 shares held for the benefit of a child; and
•	Mr. Staggs—900 shares held by a trust for the benefit of members of his family, of which he is trustee.

All Directors and executive officers as a group disclaim beneficial ownership of a total of 2,147 shares.

[2]	For executive officers, the number of shares listed includes interests in shares held in Company savings and investment plans as of December 31, 2006: Mr. Iger—16,190 shares; Mr. Staggs—6,135 shares; Mr. Braverman—6,062 shares; Ms. McCarthy—1,707 shares; and all executive officers as a group—30,094 shares.
[3]	Reflects the number of stock units credited as of December 31, 2006 to the account of each non-employee Director participating in the Company’s Amended and Restated 1997 Non-Employee Directors Stock and Deferred Compensation Plan. These units are payable solely in shares of Company common stock as described under “Corporate Governance and Board Matters—Board Compensation,” but do not have current voting or investment power. Excludes unvested restricted stock units awarded to executives under the Company’s 2002 Executive Performance Plan which vest on a performance basis and other restricted stock units awarded to executives that have not vested under their vesting schedules.
[4]	Excludes dividends credited January 12, 2007 on restricted stock units held on December 15, 2006.
[5]	Reflects the number of shares that could be purchased by exercise of options available at January 8, 2007, or within 60 days thereafter under the Company’s stock option plans and the number of shares underlying restricted stock units that vest within 60 days of January 8, 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our Directors and executive officers complied during fiscal 2006 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, with the exception of one report filed by John E. Pepper, Jr. which, when timely filed, inadvertently omitted some purchased shares and was corrected approximately five weeks later.

Electronic Delivery of Proxy Materials and Annual Report

This Proxy Statement and the Company’s 2006 Annual Report are available on the Company’s website at www.disney.com/investors. Instead of receiving paper copies of next year’s Proxy Statement and Annual Report in the mail, shareholders can elect to receive an e-mail message that will provide a link to these documents on the website. By opting to access your proxy materials online, you will save the Company the cost of producing and mailing documents to you, reduce the amount of mail you receive and help preserve environmental resources. Disney shareholders who have enrolled in the electronic proxy delivery service previously will receive their materials online this year. Registered shareholders may enroll in the electronic proxy and Annual Report access service for future annual meetings by registering online at www.disney.com/investors. Beneficial or “street name” shareholders who wish to enroll in electronic access service may do so at www.icsdelivery.com.

Reduce Duplicate Mailings

The Company is required to provide an annual report and proxy statement to all shareholders of record. If you have more than one account in your name or at the same address as other share -

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

holders, the Company or your broker may discontinue mailings of multiple copies. If you wish to receive separate mailings for multiple accounts at the same address, you should mark the designated box on your proxy card. If you are voting by telephone or the Internet and you wish to receive multiple copies, you may notify us at the address and phone number at the end of the following paragraph if you are a shareholder of record or notify your broker if you hold through a broker.

Once you have received notice from your broker or us that they or we will discontinue sending multiple copies to the same address, you will receive only one copy until you are notified otherwise or until you revoke your consent. If, at any time, you wish to resume receiving separate proxy statements or annual reports, or if you are receiving multiple statements and reports and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to The Walt

Disney Company, Shareholder Services, 500 South Buena Vista Street, MC 9722, Burbank, California 91521, or by calling Shareholder Services at (818) 553-7200.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Board of Directors of the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. We have retained Georgeson Shareholder Communications Inc., 17 State Street, New York, New York 10004, to aid in the solicitation. For these services, we will pay Georgeson a fee of $17,500 and reimburse it for certain out-of-pocket disbursements and expenses. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Annex A

Corporate Governance Guideline on Director Independence

It is the policy of the Board of Directors that a substantial majority of Directors be independent of the Company and of the Company’s management. For a Director to be deemed “independent,” the Board shall affirmatively determine that the Director has no material relationship with the Company or its affiliates or any member of the senior management of the Company or his or her affiliates. This determination shall be disclosed in the proxy statement for each annual meeting of the Company’s shareholders. In making this determination, the Board shall apply the following standards:

•	A Director who is, or has been within the last three years, an employee of the Company, or whose immediate family member is, or has been within the last three years an executive officer of the Company may not be deemed independent. Employment as an interim Chairman or Chief Executive Officer will not disqualify a Director from being considered independent following that employment.
•	A Director who has received, or who has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), may not be deemed independent. Compensation received by a Director for former service as an interim Chairman or Chief Executive Officer and compensation received by an immediate family member for service as a non-executive employee of the Company will not be considered in determining independence under this test.
•	(A) A Director who is, or whose immediate family member is, a current partner of a firm that is the Company’s external auditor; (B) a Director who is a current employee of such a firm; (C) a Director who has an immediate family member who is a current employee of such a firm

and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) a Director who was, or whose immediate family member was, within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time may not be deemed independent.

•	A Director who is, or whose immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the time serves or served on that company’s compensation committee may not be deemed independent.
•	A Director who is a current employee or general partner, or whose immediate family member is a current executive officer or general partner, of an entity that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other entity’s consolidated gross revenues, may not be deemed independent.
•	Further to the provision above that applies to goods and services generally, a Director who is, or whose immediate family member is, an executive officer, general partner or significant equity holder (i.e., in excess of 10%) of an entity that is a paid provider of professional services to the Company, any of its affiliates, any executive officer or any affiliate of an executive officer, and which received payments with respect to such services in an amount which, in the preceding twelve months, exceeds $60,000 (but does not exceed the greater of $1 million or 2% of such other entity’s consolidated gross revenues) may not be deemed independent.
•

A Director who is, or whose immediate family member is employed as an executive officer of a tax-exempt entity that received significant contributions (i.e., more than 2% of the annual contributions received by the entity or more

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The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

than $200,000 in a single fiscal year, whichever amount is lower) from the Company, any of its affiliates, any executive officer or any affiliate of an executive officer within the preceding twelve-month period may not be deemed independent, unless the contribution was approved in advance by the Board of Directors.

For purposes of these Guidelines, the terms:

•	“affiliate” means any consolidated subsidiary of the Company and any other Company or entity that controls, is controlled by or is under common control with the Company, as evidenced by the power to elect a majority of the board of directors or comparable governing body of such entity;
•	“executive officer” means an “officer” within the meaning of Rule 16a-1(f) under the Securities Exchange Act of 1934; and
•	“immediate family” means spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than employees) sharing a person’s home, but excluding any person who is no longer an immediate family member as a result of legal separation or divorce, or death or incapacitation.

The Board shall undertake an annual review of the independence of all non-employee Directors. In advance of the meeting at which this review occurs, each non-employee Director shall be asked to provide the Board with full information regarding the Director’s business and other relationships with the Company and its affiliates and with senior management and their affiliates to enable the Board to evaluate the Director’s independence.

Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as “independent.” This obligation includes all business relationships between, on the one hand Directors or members of their immediate family, and, on the other hand, the Company and its affiliates or members of senior management and their affiliates, whether or not such business relationships are subject to the approval requirement set forth in the following provision.

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The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Annex B

Audit Committee Charter

The responsibilities of the Board of Directors of The Walt Disney Company include oversight of the Company’s systems of internal control, preparation and presentation of financial reports and compliance with applicable laws, regulations and Company policies. Through this Charter, the Board delegates certain responsibilities to the Audit Committee to assist the Board in the fulfillment of its duties to the Company and its shareholders. As more fully set forth below, the purpose of the Committee is to assist the Board in its oversight of:

•	the integrity of the Company’s financial statements;
•	the Company’s compliance with legal and regulatory requirements;
•	the qualifications and independence of the Company’s independent auditors; and
•	the performance of the Company’s independent auditors and of the Company’s internal audit function.

Authority.    The Committee shall be given the resources and assistance necessary to discharge its responsibilities, including appropriate funding, as determined by the Committee, unrestricted access to Company personnel and documents and the Company’s independent auditors. The Committee shall also have authority, with notice to the Chairman of the Board, to engage outside legal, accounting and other advisors as it deems necessary or appropriate.

Membership.    The Committee shall consist of three or more directors, who shall be appointed annually and subject to removal at any time, by the Board of Directors. Each Committee member shall meet the independence requirements established by rules of the Securities and Exchange Commission and listing standards of the New York Stock Exchange, as well as the independence standards set forth in the Company’s Corporate Governance Guidelines.

All Committee members shall be financially literate, having a basic under standing of financial controls and reporting. At least one Committee member shall also have accounting or related financial management expertise, including at a minimum the expertise required by rules of the Securities and Exchange Commission and listing standards of the New York Stock Exchange.

No member of the Audit Committee shall receive directly or indirectly any compensation from the Company other than his or her Directors’ fees and benefits.

Procedures.    The Committee shall meet at least four times a year and may call special meetings as required. Meetings may be called by the Chair of the Committee or the Chairman of the Board. The presence in person or by telephone of three members shall constitute a quorum. Meetings may be held at any time, any place and in any manner permitted by applicable law and the Company’s Bylaws. Minutes of the Committee’s meetings shall be kept. To the extent practicable, the meeting agenda, draft minutes from the prior meeting and supporting materials shall be provided to Committee members prior to each meeting to allow time for review. The Committee shall have authority to create and delegate specific tasks to such standing or ad hoc subcommittees as it may determine to be necessary or appropriate for the discharge of its responsibilities. The results of the meetings shall be reported regularly to the full Board.

Responsibilities.    The Company’s executive management bears primary responsibility for the Company’s financial and other reporting, for establishing the system of internal controls and for ensuring compliance with laws, regulations and Company policies. The Committee’s responsibilities and related key processes are described below. From time to time, the Committee may take on additional responsibilities, at the request of the Board.

(a)  Financial Reporting.    The Committee shall monitor the prepara -

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

tion by management of the Company’s quarterly and annual external financial reports. In carrying out this responsibility, the Committee shall:

•	review with management the significant financial reporting issues, judgments and estimates used in developing the financial reports, including analyses of the effects of alternative GAAP methods on the financial statements;
•	review the accounting and reporting treatment of significant transactions outside the Company’s ordinary operations;
•	review with management and the Company’s independent auditors significant changes to the Company’s accounting principles or their application as reflected in the financial reports;
•	review with management and the Company’s independent auditors the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;
•	meet periodically with the Company’s independent auditors (in private, as appropriate) (a) to review their reasoning in accepting or questioning significant decisions made by management in preparing the financial reports; (b) to review any audit problems or difficulties and management’s response; (c) to review any outstanding disagreements with management that would cause them to issue a non-standard report on the Company’s financial statements; (d) to examine the appropriateness of the Company’s accounting principles (including the quality, not just the acceptability, of accounting principles) and the clarity of disclosure practices used or proposed; (e) to determine if any restrictions have been placed by management on the scope of their audit, and (f) to discuss any other matters the Committee deems appropriate;
•	meet periodically in private with the Company’s management;
•	review earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies and discuss their appropriateness with management and the Company’s independent auditors, paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information; and
•	review draft quarterly and annual financial statements and discuss their appropriateness with management and the Company’s independent auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

(b)  Relationship with Independent Auditors.    The Committee shall bear primary responsibility for overseeing the Company’s relationship with its independent auditors. In carrying out this responsibility, the Committee shall:

•	be directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors, in consultation with the full Board;
•	review the scope and extent of audit services to be provided;
•	review the overall audit plan, including the risk factors considered in determining the audit scope;
•	review the independent auditors’ annual letter pursuant to Independence Standards Board Standard No. 1, outlining all relationships that may impact their independence;
•	review with the independent auditors the extent of non-audit services provided and related fees,

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

and pre-approve any non-audit relationships;
•	determine whether the Committee believes the outside auditors are independent;
•	review the responsiveness of the outside auditors to the Company’s needs;
•	at least annually, obtain and review a report by the Company’s independent auditors describing the independent auditor firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditors’ independence) all relationships between the independent auditors and the Company;
•	at least annually, evaluate the auditors’ qualifications, performance and independence and present its conclusion with respect to the auditors to the Board of Directors;
•	resolve any disagreements between management and the auditors regarding financial reporting; and
•	set clear hiring policies for employees or former employees of the Company’s independent auditors.

(c)  Internal Control.    The Committee shall have responsibility for overseeing that management has implemented an effective system of internal control that helps promote the reliability of financial and operating information and compliance with applicable laws, regulations and Company policies, including those related to risk management, ethics and conflicts of interest. In carrying out this responsibility, the Committee shall:

•	inquire of management, management auditors and the Company’s independent auditors concerning any deficiencies in the Company’s policies and procedures that could adversely affect the adequacy of internal controls and the financial reporting process and review any special audit steps adopted in light of any material control deficiencies and the timeliness and reasonableness of proposed corrective actions;
•	review significant management audit findings and recommendations, and management’s responses thereto;
•	meet periodically with management auditors in private session (without the participation of management or the independent auditors);
•	review management’s responses to recommendations for improving internal controls in the independent auditors’ management letters;
•	review the Company’s policies and practices with respect to risk assessment and risk management;
•	review the Company’s policies and practices related to compliance with laws, ethical conduct and conflicts of interest;
•	review significant cases of conflicts of interest, misconduct or fraud;
•	review significant issues between the Company and regulatory agencies; and
•	review as appropriate material litigation involving the Company.

(d)  Relationship with Management Auditors.    The Committee shall have responsibility for determining that the Management Audit department is effectively discharging its responsibilities. In carrying out this responsibility, the Committee shall:

•	review and approve the Management Audit department’s charter;
•	review the appropriateness of the funding, staffing and operational

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

independence of Management Audit; and
•	review and approve the appointment or dismissal of the Vice President of (or corresponding officer responsible for) Management Audit.

(e)  Receipt of Complaints.    The Committee shall establish procedures for:

•	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters; and
•	the confidential, anonymous submission by employees of the Company regarding questionable accounting or auditing matters.

(f)  Preparation of Reports.    The Committee shall prepare and approve the Committee’s report included in the proxy statement for the Company’s annual meeting of shareholders, and such other reports as may from time to time be necessary or appropriate.

Annual Performance Review.    The Committee shall conduct an annual evaluation of its performance in carrying out its responsibilities hereunder.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Annex C

Amended and Restated 2005 Stock Incentive Plan

1.  Purpose.    The purpose of The Walt Disney Company Amended and Restated 2005 Stock Incentive Plan is to further align the interests of employees and directors with those of the shareholders by providing incentive compensation opportunities tied to the performance of the Common Stock and by promoting increased ownership of the Common Stock by such individuals. The Plan is also intended to advance the interests of the Company and its shareholders by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.

2.  Definitions.    Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

“Affiliate” means (i) any entity that would be treated as an “affiliate” of the Company for purposes of Rule 12b-2 under the Exchange Act and (ii) any joint venture or other entity in which the Company has a direct or indirect beneficial ownership interest representing at least one-third ( 1/3) of the aggregate voting power of the equity interests of such entity or one-third ( 1/3) of the aggregate fair market value of the equity interests of such entity, as determined by the Committee.

“Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit Award or Stock Award granted under the Plan.

“Award Agreement ” means a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant.

“Board ” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock ” means the Company’s common stock, par value $0.01 per share.

“Committee” means the Compensation Committee of the Board, or such other committee of the Board appointed by the Board to administer the Plan.

“Company ” means The Walt Disney Company, a Delaware corporation.

“Date of Grant ” means the date on which an Award under the Plan is granted by the Committee, or such later date as the Committee may specify to be the effective date of an Award.

“Disability ” means a Participant being considered “disabled” within the meaning of Section 409A(a)(2)(C) of the Code, unless otherwise provided in an Award Agreement.

“Eligible Person” means any person who is an employee of the Company or any Affiliate or any person to whom an offer of employment with the Company or any Affiliate is extended, as determined by the Committee, or any person who is a Non-Employee Director.

“Exchange Act ” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a share of Common Stock as of a given date shall be the average of the highest and lowest of the New York Stock Exchange composite tape market prices at which the shares of Common Stock shall have been sold regular way on the date as of which Fair Market Value is to be determined or, if there shall be no such sale on such date, the next preceding day on which such a sale shall have occurred. If the Common Stock is not listed on the New York Stock Exchange on the date as of which Fair Market Value is to be determined, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

“Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations thereunder.

“Non-Employee Director ” means any member of the Board who is not an employee of the Company.

“Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

“Participant ” means any Eligible Person who holds an outstanding Award under the Plan.

“Plan” means The Walt Disney Company Amended and Restated 2005 Stock Incentive Plan as set forth herein, effective as provided in Section 14.1 hereof and as may be amended from time to time.

“Restricted Stock Award ” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions as the Committee shall determine, and such other conditions, as are set forth in the Plan and the applicable Award Agreement.

“Service” means a Participant’s employment with the Company or any Affiliate or a Participant’s service as a Non-Employee Director with the Company, as applicable.

“Stock Award ” means a grant of shares of Common Stock to an Eligible Person under Section 10 hereof that are issued free of transfer restrictions and forfeiture conditions.

“Stock Appreciation Right ” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, representing the difference between the base price per share of the right and the Fair Market Value of a share of Common Stock, at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

“Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

“Stock Unit Award ” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid or distributed at such times, and subject to such conditions, as set forth in the Plan and the applicable Award Agreement.

3.  Administration.

3.1  Committee Members.    The Plan shall be administered by a Committee comprised of no fewer than two members of the Board. It is intended that each Committee member shall satisfy the requirements for (i) an “independent director” for purposes of the Company’s Corporate Governance Guidelines and the Compensation Committee Charter, (ii) an “independent director” under rules adopted by the New York Stock Exchange, (iii) a “nonemployee director” for purposes of such Rule 16b-3 under the Exchange Act and (iv) an “outside director” under Section 162(m) of the Code. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.

3.2  Committee Authority.    The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance goals and other conditions of an Award, the duration of the Award, and all

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

other terms of the Award. Subject to the terms of the Plan, the Committee shall have the authority to amend the terms of an Award in any manner that is not inconsistent with the Plan, provided that no such action shall adversely affect the rights of a Participant with respect to an outstanding Award without the Participant’s consent. The Committee shall also have discretionary authority to interpret the Plan and Award Agreements issued under the Plan, to make factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement hereunder. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations and actions by the Committee shall be final, conclusive, and binding upon all parties.

3.3  Delegation of Authority.    The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision) and such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Awards granted to any member of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act is a covered employee under Section 162(m) of the Code. The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

3.4  Grants to Non-Employee Directors.    Any Awards or formula for granting Awards under the Plan made to Non-Employee Directors shall be approved by the Board. With respect to awards to such directors, all rights, powers and authorities vested in the Committee under the Plan shall instead be exercised by the Board, and all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to the Board for such purpose.

4.  Shares Subject to the Plan.

4.1  Maximum Share Limitations.    Subject to adjustment pursuant to Section 4.3 hereof, the maximum aggregate number of shares of Common Stock that may be issued and sold under all Awards granted under the Plan shall be 58 million shares. From such aggregate Plan limit, the maximum number of shares of Common Stock that may be issued under all Awards of Restricted Stock, Stock Units and Stock Awards under the Plan shall be limited to 17 million shares. Shares of Common Stock issued and sold under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. To the extent that any Award involving the issuance of shares of Common Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or other conditions of the

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Award, or otherwise terminates without an

issuance of shares of Common Stock being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. Notwithstanding the foregoing, upon exercise of a stock-settled Stock Appreciation Right, the number of shares subject to the Award that are then being exercised shall be counted against the maximum aggregate number of shares of Common Stock that may be issued under the Plan as provided above, on the basis of one share for every share subject thereto, regardless of the actual number of shares used to settle the Stock Appreciation Right upon exercise. Any Awards or portions thereof that are settled in cash and not in shares of Common Stock shall not be counted against the foregoing maximum share limitations.

4.2  Individual Participant Limitations.    The maximum number of shares of Common Stock that may be subject to Stock Options and Stock Appreciation Rights in the aggregate granted to any one Participant during any five consecutive calendar year period shall be 4.5 million shares. The maximum number of shares of Common Stock that may be subject to Awards of Restricted Stock, Stock Units and Stock Awards in the aggregate granted to any one Participant during any five consecutive calendar year period shall be 2.5 million shares. The foregoing limitations shall each be applied on an aggregate basis taking into account Awards granted to a Participant under the Plan as well as awards of the same type granted to a Participant under any other equity-based compensation plan of the Company or any Affiliate.

4.3  Adjustments.    If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off, or other similar corporate change, or any other change affecting the Common Stock, the Committee shall, in the manner and to the extent it considers equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum number and kind of shares provided in Section 4.1 and Section 4.2 hereof, (ii) the number and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iii) the exercise or base price for each share or unit or other right subject to then outstanding Awards, and (iv) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.

5.  Participation and Awards.

5.1  Designation of Participants.    All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock or units subject to Awards granted under the Plan. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

5.2  Determination of Awards.    The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends or dividend equivalents under an Award, the Committee shall have the discretionary authority to (i) disregard such fractional share or unit, (ii) round such fractional

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

share or unit to the nearest lower or higher whole share or unit, or (iii) convert such fractional share or unit into a right to receive a cash payment. To the extent deemed necessary by the Committee, an Award shall be evidenced by an Award Agreement as described in Section 13.1 hereof.

6.  Stock Options.

6.1  Grant of Stock Options.    A Stock Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 6.8 hereof and Section 422 of the Code, each Stock Option shall be designated, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option.

6.2  Exercise Price.    The exercise price per share of a Stock Option shall not be less than 100 percent of the Fair Market Value of the shares of Common Stock on the Date of Grant, provided that the Committee may in its discretion specify for any Stock Option an exercise price per share that is higher than the Fair Market Value on the Date of Grant.

6.3  Vesting of Stock Options.    The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable, and may accelerate the vesting or exercisability of any Stock Option at any time. The requirements for vesting and exercisability of a Stock Option may be based on the continued Service of the Participant with the Company or an Affiliate for a specified time period (or periods), on the attainment of a specified performance goal (or goals) or on such other terms and conditions as approved by the Committee in its discretion.

6.4  Term of Stock Options.    The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall be ten years from the Date of Grant. Except as otherwise provided in this Section 6, Section 13.2 or as otherwise may be provided by the

Committee in an Award Agreement, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in the Service of the Company or one of its Affiliates.

6.5  Termination of Service.    Subject to Section 6.8 hereof with respect to Incentive Stock Options, the Stock Option of any Participant whose Service with the Company or one of its Affiliates is terminated for any reason shall terminate on the earlier of (A) the date that the Stock Option expires in accordance with its terms or (B) unless otherwise provided in an Award Agreement, and except for termination for cause (as described in Section 12.2 hereof), the expiration of the applicable time period following termination of Service, in accordance with the following: (1) twelve months if Service ceased due to Disability, (2) eighteen months if Service ceased at a time when the Participant is eligible to elect immediate commencement of retirement benefits at a specified retirement age under a pension plan to which the Company or any of its Affiliates had made contributions, (3) eighteen months if the Participant died while in the Service of the Company or any of its Affiliates, or (4) three months if Service ceased for any other reason. During the foregoing applicable period, except as otherwise specified in the Award Agreement or in the event Service was terminated by the death of the Participant, the Stock Option may be exercised by such Participant in respect of the same number of shares of Common Stock, in the same manner, and to the same extent as if he or she had remained in the continued Service of the Company or any Affiliate during the first three months of such period; provided that no additional rights shall vest after such three months. The Committee shall have authority to determine in each case whether an authorized leave of absence shall be deemed a termination of Service for purposes hereof, as well as the effect of a leave of absence on the vesting and exercisability of a Stock Option. Unless otherwise provided by the Committee, if an entity ceases to be an Affiliate or otherwise ceases to be qualified under the Plan or if all or substantially all of the assets of an Affiliate are conveyed (other than by encumbrance), such cessation or

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

action, as the case may be, shall be deemed for purposes hereof to be a termination of the Service.

6.6  Stock Option Exercise; Tax Withholding.    Subject to such terms and conditions as shall be specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, together with payment of the aggregate exercise price therefor and applicable withholding tax. Payment of the exercise price shall be made in the manner set forth in the Award Agreement, unless otherwise provided by the Committee: (i) in cash or by cash equivalent acceptable to the Committee, (ii) by payment in shares of Common Stock that have been held by the Participant for at least six months (or such period as the Committee may deem appropriate, for accounting purposes or otherwise) valued at the Fair Market Value of such shares on the date of exercise, (iii) through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, (iv) by a combination of the methods described above or (v) by such other method as may be approved by the Committee and set forth in the Award Agreement. In addition to and at the time of payment of the exercise price, the Participant shall pay to the Company the full amount of any and all applicable income tax, employment tax and other amounts required to be withheld in connection with such exercise, payable under such of the methods described above for the payment of the exercise price as may be approved by the Committee and set forth in the Award Agreement.

6.7  Limited Transferability of Nonqualified Stock Options.    All Stock Options shall be nontransferable except (i) upon the Participant’s death, in accordance with Section 13.2 hereof or (ii) in the case of Nonqualified Stock Options only, for the transfer of all or part of the Stock Option to a Participant’s “family member” (as defined for purposes of the Form S-8 registration statement under the Securities Act of 1933), as may be approved by the Committee in its discretion at the time of proposed transfer. The transfer of a Nonqualified Stock Option may be subject to such terms and conditions as the Committee may in its discretion impose from time to time. Subsequent transfers of a Nonqualified Stock Option shall be prohibited other than in accordance with Section 13.2 hereof.

6.8  Additional Rules for Incentive Stock Options.

(a)  Eligibility.    An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee for purposes of Treasury Regulation §1.421-7(h) with respect to the Company or any Affiliate that qualifies as a “subsidiary corporation” with respect to the Company for purposes of Section 424(f) of the Code.

(b)  Annual Limits.    No Incentive Stock Option shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which incentive stock options under Section 422 of the Code are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any subsidiary or parent corporation, would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking stock options into account in the order in which granted.

(c)  Termination of Employment.    An Award of an Incentive Stock Option may provide that such Stock Option may be exercised not later than 3 months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one year following a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as and to the extent determined by the Committee to comply with the requirements of Section 422 of the Code.

(d)  Other Terms and Conditions; Nontransferability.    Any Incentive Stock

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an “incentive stock option” under Section 422 of the Code. An Award Agreement for an Incentive Stock Option may provide that such Stock Option shall be treated as a Nonqualified Stock Option to the extent that certain requirements applicable to “incentive stock options” under the Code shall not be satisfied. An Incentive Stock Option shall by its terms be nontransferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

(e)  Disqualifying Dispositions.    If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

6.9  Repricing Prohibited.    Subject to the anti-dilution adjustment provisions contained in Section 4.3 hereof, without the prior approval of the Company’s shareholders, evidenced by a majority of votes cast, neither the Committee nor the Board shall cause the cancellation, substitution or amendment of a Stock Option that would have the effect of reducing the exercise price of such a Stock Option previously granted under the Plan, or otherwise approve any modification to such a Stock Option that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the New York Stock Exchange.

7.  Stock Appreciation Rights.

7.1  Grant of Stock Appreciation Rights.    A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event.

7.2  Freestanding Stock Appreciation Rights.    A Stock Appreciation Right may be granted without any related Stock Option. The Committee shall in its discretion provide in an Award Agreement the time or times at which, or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable, and may accelerate the vesting or exercisability of any Stock Appreciation Right at any time. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the continued Service of a Participant with the Company or an Affiliate for a specified time period (or periods). on the attainment of a specified performance goal (or goals) or on such other terms and conditions as approved by the Committee in its discretion. A Stock Appreciation Right will be exercisable or payable at such time or times as determined by the Committee, provided that the maximum term of a Stock Appreciation Right shall be ten years from the Date of Grant. The base price of a Stock Appreciation Right granted without any related Stock Option shall be determined by the Committee in its sole discretion; provided, however, that the base price per share of any such freestanding Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the shares of Common Stock on the Date of Grant.

7.3  Tandem Stock Option/Stock Appreciation Rights.    A Stock Appreciation Right may be granted in tandem with a Stock Option, either at the time of grant or at any time thereafter during the term of the Stock Option. A tandem Stock Option/Stock Appreciation Right will entitle the holder to elect, as to all or any portion of the number of shares subject to the Award, to exercise either the Stock Option

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

or the Stock Appreciation Right, resulting in the reduction of the corresponding number of shares subject to the right so exercised as well as the tandem right not so exercised. A Stock Appreciation Right granted in tandem with a Stock Option hereunder shall have a base price per share equal to the per share exercise price of the Stock Option, will be vested and exercisable at the same time or times that a related Stock Option is vested and exercisable, and will expire no later than the time at which the related Stock Option expires.

7.4  Payment of Stock Appreciation Rights.    A Stock Appreciation Right will entitle the holder, upon exercise or other payment of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise or payment of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised or paid. Subject to the requirements of Section 409A of the Code, payment of the amount determined under the foregoing may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise or payment, in cash, or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements.

7.5  Repricing Prohibited.    Subject to the anti-dilution adjustment provisions contained in Section 4.3 hereof, without the prior approval of the Company’s shareholders, evidenced by a majority of votes cast, neither the Committee nor the Board shall cause the cancellation, substitution or amendment of a Stock Appreciation Right that would have the effect of reducing the base price of such a Stock Appreciation Right previously granted under the Plan, or otherwise approve any modification to such a Stock Appreciation Right that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the New York Stock Exchange.

8.  Restricted Stock Awards.

8.1  Grant of Restricted Stock Awards.    A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award.

8.2  Vesting Requirements.    The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement, provided that the Committee may accelerate the vesting of a Restricted Stock Award at any time. The requirements for vesting of a Restricted Stock Award may be based on the continued Service of the Participant with the Company or an Affiliate for a specified time period (or periods), on the attainment of a specified performance goal (or goals) or on such other terms and conditions as approved by the Committee in its discretion. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company.

8.3  Restrictions.    Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

8.4  Rights as Shareholder.    Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Participant shall have all rights of a shareholder with respect to the shares granted to the Participant under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant at such times as paid to shareholders generally or at the times of vesting or other payment of the Restricted Stock Award.

8.5    Section 83(b) Election.    If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the Date of Grant, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

9.  Stock Unit Awards.

9.1  Grant of Stock Unit Awards.    A Stock Unit Award may be granted to any Eligible Person selected by the Committee. The value of each stock unit under a Stock Unit Award is equal to the Fair Market Value of the Common Stock on the applicable date or time period of determination, as specified by the Committee. A Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall determine. A Stock Unit Award may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Committee in its discretion.

9.2  Vesting of Stock Unit Awards.    On the Date of Grant, the Committee shall in its discretion determine any vesting requirements with respect to a Stock Unit Award, which shall be set forth in the Award Agreement, provided that the Committee may accelerate the vesting of a Stock Unit Award at any time. The requirements for vesting of a Stock Unit Award may be based on the continued Service of the Participant with the Company or an Affiliate for a specified time period (or periods), on the attainment of a specified performance goal (or goals) or on such other terms and conditions as approved by the Committee in its discretion. A Stock Unit Award may also be granted on a fully vested basis, with a deferred payment date.

9.3  Payment of Stock Unit Awards.    A Stock Unit Award shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Stock Unit Award may be made, at the discretion of the Committee, in cash or in shares of Common Stock, or in a combination thereof, subject to applicable tax withholding requirements. Any cash payment of a Stock Unit Award shall be made based upon the Fair Market Value of the Common Stock, determined on such date or over such time period as determined by the Committee.

9.4  No Rights as Shareholder.    The Participant shall not have any rights as a shareholder with respect to the shares subject to a Stock Unit Award until such time as shares of Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.

10.  Stock Awards.

10.1  Grant of Stock Awards.    A Stock Award may be granted to any Eligible Person selected by the Committee. A Stock Award may be granted for past services, in lieu of bonus or other cash compensation, as directors’ compensation or for any other valid purpose as determined by the Committee. A Stock Award granted to an Eligible Person represents shares of Common Stock that are issued without restrictions on transfer and other incidents of ownership and free of forfeiture conditions, except as otherwise provided in the Plan and the Award Agreement. The Committee may, in

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

connection with any Stock Award, require the payment of a specified purchase price.

10.2  Rights as Shareholder.    Subject to the foregoing provisions of this Section 10 and the applicable Award Agreement, upon the issuance of the Common Stock under a Stock Award the Participant shall have all rights of a shareholder with respect to the shares of Common Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

11.  Change in Control.

11.1  Effect of Change in Control.    Except to the extent an Award Agreement provides for a different result (in which case the Award Agreement will govern and this Section 11 of the Plan shall not be applicable), and except as may be limited by the provisions of Section 11.3 hereof, notwithstanding anything elsewhere in the Plan or any rules adopted by the Committee pursuant to the Plan to the contrary, if a Triggering Event shall occur within the 12-month period beginning with a Change in Control of the Company, then, effective immediately prior to such Triggering Event, (i) each outstanding Stock Option and Stock Appreciation Right, to the extent that it shall not otherwise have become vested and exercisable, shall automatically become fully and immediately vested and exercisable, without regard to any otherwise applicable vesting requirement, (ii) each Restricted Stock Award shall become fully and immediately vested and all forfeiture and transfer restrictions thereon shall lapse, and (iii) each outstanding Stock Unit Award shall become immediately and fully vested and payable.

11.2  Definitions.

(a)  Cause.    For purposes of this Section 11, the term “Cause” shall mean a determination by the Committee that a Participant (i) has been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony under Federal or state law, (ii) has engaged in willful gross misconduct in the performance of the Participant’s duties to the

Company or an Affiliate or (iii) has committed a material breach of any written agreement with the Company or any Affiliate with respect to confidentiality, noncompetition, nonsolicitation or similar restrictive covenant. Subject to the first sentence of Section 11.1 hereof, in the event that a Participant is a party to an employment agreement with the Company or any Affiliate that defines a termination on account of “Cause” (or a term having similar meaning), such definition shall apply as the definition of a termination on account of “Cause” for purposes hereof, but only to the extent that such definition provides the Participant with greater rights. A termination on account of Cause shall be communicated by written notice to the Participant, and shall be deemed to occur on the date such notice is delivered to the Participant.

(b)  Change in Control.    For purposes of this Section 11, a “Change in Control” shall be deemed to have occurred upon:

(i)  the occurrence of (A) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a percentage of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Company Voting Securities”), but excluding (1) any acquisition directly from the Company (other than an acquisition by virtue of the exercise of a conversion privilege of a security that was not acquired directly from the Company), (2) any acquisition by the Company or an Affiliate and (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate) (an “Acquisition”) that is thirty percent (30%) or more of the Company Voting Securities; and (B) the termination of employment, within six (6) months following the Acquisition, of the individual who is the Chief Executive Officer of the Company immediately prior to the

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

Acquisition, for any reason other than death, Disability, Cause, or voluntary resignation (but excluding any termination that constitutes a Constructive Termination or any resignation that was requested by the Board or any such Person (or its employees or representatives) that completes an Acquisition);

(ii)  at any time during a period of two (2) consecutive years or less, individuals who at the beginning of such period constitute the Board (and any new directors whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason (except for death, Disability or voluntary retirement) to constitute a majority thereof:

(iii)  an Acquisition that is fifty percent (50%) or more of the Company Voting Securities;

(iv)  the consummation of a merger, consolidation, reorganization or similar corporate transaction, whether or not the Company is the surviving company in such transaction, other than a merger, consolidation, or reorganization that would result in the Persons who are beneficial owners of the Company Voting Securities outstanding immediately prior thereto continuing to beneficially own, directly or indirectly, in substantially the same proportions, at least fifty percent (50%) of the combined voting power of the Company Voting Securities (or the voting securities of the surviving entity) outstanding immediately after such merger, consolidation or reorganization;

(v)  the sale or other disposition of all or substantially all of the assets of the Company;

(vi)  the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

(vii)  the occurrence of any transaction or event, or series of transactions or events, designated by the Board in a duly adopted resolution as representing a change in the effective control of the business and affairs of the Company, effective as of the date specified in any such resolution.

(c)  Constructive Termination.    For purposes of this Section 11, a “Constructive Termination” shall mean a termination of employment by a Participant within sixty (60) days following the occurrence of any one or more of the following events without the Participant’s written consent (i) any reduction in position, title (for Vice Presidents or above), overall responsibilities, level of authority, level of reporting (for Vice Presidents or above), base compensation, annual incentive compensation opportunity, aggregate employee benefits or (ii) a request that the Participant’s location of employment be relocated by more than fifty (50) miles. Subject to the first sentence of Section 11.1 hereof, in the event that a Participant is a party to an employment agreement with the Company or any Affiliate (or a successor entity) that defines a termination on account of “Constructive Termination,” “Good Reason” or “Breach of Agreement” (or a term having a similar meaning), such definition shall apply as the definition of “Constructive Termination” for purposes hereof in lieu of the foregoing, but only to the extent that such definition provides the Participant with greater rights. A Constructive Termination shall be communicated by written notice to the Committee, and shall be deemed to occur on the date such notice is delivered to the Committee, unless the circumstances giving rise to the Constructive Termination are cured within five (5) days of such notice.

(d)  Triggering Event.    For purposes of this Section 11, a “Triggering Event” shall mean (i) the termination of Service of a Participant by the Company or an Affiliate (or any successor thereof) other than on account of death, Disability or Cause, (ii) the occurrence of a Constructive Termination or (iii) any failure by the Company (or a successor entity) to

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

assume, replace, convert or otherwise continue any Award in connection with the Change in Control (or another corporate transaction or other change effecting the Common Stock) on the same terms and conditions as applied immediately prior to such transaction, except for equitable adjustments to reflect changes in the Common Stock pursuant to Section 4.3 hereof.

11.3  Excise Tax Limit.    In the event that the vesting of Awards together with all other payments and the value of any benefit received or to be received by a Participant would result in all or a portion of such payment being subject to the excise tax under Section 4999 of the Code, then the Participant’s payment shall be either (i) the full payment or (ii) such lesser amount that would result in no portion of the payment being subject to excise tax under Section 4999 of the Code (the “Excise Tax”), whichever of the foregoing amounts, taking into account the applicable Federal, state, and local employment taxes, income taxes, and the Excise Tax, results in the receipt by the Participant, on an after-tax basis, of the greatest amount of the payment notwithstanding that all or some portion of the payment may be taxable under Section 4999 of the Code. All determinations required to be made under this Section 11 shall be made by PricewaterhouseCoopers or any other nationally recognized accounting firm which is the Company’s outside auditor immediately prior to the event triggering the payments that are subject to the Excise Tax (the “Accounting Firm”). The Company shall cause the Accounting Firm to provide detailed supporting calculations of its determinations to the Company and the Participant. All fees and expenses of the Accounting Firm shall be borne solely by the Company. The Accounting Firm’s determinations must be made with substantial authority (within the meaning of Section 6662 of the Code). For the purposes of all calculations under Section 280G of the Code and the application of this Section 11.3, all determinations as to present value shall be made using 120 percent of the applicable Federal rate (determined under Section 1274(d) of the Code) compounded semiannually , as in effect on December 30, 2004.

12.  Forfeiture Events.

12.1  General.    The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Service for cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company.

12.2  Termination for Cause.    Unless otherwise provided by the Committee and set forth in an Award Agreement, if a Participant’s employment with the Company or any Affiliate shall be terminated for cause, the Company may, in its sole discretion, immediately terminate such Participant’s right to any further payments, vesting or exercisability with respect to any Award in its entirety. In the event a Participant is party to an employment (or similar) agreement with the Company or any Affiliate that defines the term “cause,” such definition shall apply for purposes of the Plan. The Company shall have the power to determine whether the Participant has been terminated for cause and the date upon which such termination for cause occurs. Any such determination shall be final, conclusive and binding upon the Participant. In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s employment for cause, the Company may suspend the Participant’s rights to exercise any option, receive any payment or vest in any right with respect to any Award pending a determination by the Company of whether an act has been committed which could constitute the basis for a termination for “cause” as provided in this Section 12.2.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

13.  General Provisions.

13.1  Award Agreement.    To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement. The Committee need not require the execution of an Award Agreement by a Participant, in which case, acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines of the Company in effect from time to time.

13.2  Treatment of Awards upon Death.    In the event of the death of a Participant while employed by the Company or any of its Affiliates, except as otherwise provided by the Committee in an Award Agreement, an outstanding Award may be exercised by or shall become payable to the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the a legatee or legatees of such Award under the participant’s last will, or by such Participant’s executors, personal representatives or distributees of such Award in accordance with the Participant’s will or the laws of descent and distribution (a “Beneficiary”). In the case of Stock Options, except as otherwise provided in an Award Agreement, any outstanding Stock Options of a Participant who dies while in Service may be exercised by such Beneficiary in respect of all or any part of the total number of shares subject to such options at the time of such Participant’s death (whether or not, at the time of death, the deceased Participant would have been entitled to exercise such options to the extent of all or any of the shares covered thereby). However, except as otherwise provided by the Committee in an Award Agreement, in the event of the death of the Participant after the date of termination of Service while an Option remains outstanding, then such deceased Participant’s Options shall expire in accordance with their terms at the same time they would have expired if such Participant had not died, and may be exercised prior to their expiration by a Beneficiary in respect to the same number of shares, in the same manner and to the same extent as if such Participant were then living. In the case of Awards other than Stock Options, except as otherwise provided in an Award Agreement, any outstanding Awards of a Participant who dies while in Service shall become fully vested and, in the case of Stock Appreciation Rights, exercisable as provided above with respect to stock options, and in the case of all other types of Awards, payable to the Beneficiary promptly following the Participant’s death.

13.3  No Assignment or Transfer; Beneficiaries.    Except as provided in Sections 6.7 and 13.2 hereof, Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in the terms of an Award Agreement or in any other manner prescribed by the Committee that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative.

13.4  Deferrals of Payment.    The Committee may in its discretion permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award. If any such deferral is to be permitted by the Committee, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

13.5  Employment or Service.    Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or any Participant any right to continue in the Service of the Company or any of its Affiliates, or interfere in any way with the right of the Company or any of its Affiliates to terminate the employment or other service relationship of an Eligible employee or a Participant for any reason at any time.

13.6  Rights as Shareholder.    A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.3 hereof, no adjustment or other provision shall be made for dividends or other shareholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights. The Committee may determine in its discretion the manner of delivery of Common Stock to be issued under the Plan, which may be by delivery of stock certificates, electronic account entry into new or existing accounts or any other means as the Committee, in its discretion, deems appropriate. The Committee may require that the stock certificates be held in escrow by the Company for any shares of Common Stock or cause the shares to be legended in order to comply with the securities laws or other applicable restrictions, or should the shares of Common Stock be represented by book or electronic account entry rather than a certificate, the Committee may take such steps to restrict transfer of the shares of Common Stock as the Committee considers necessary or advisable.

13.7  Securities Laws.    No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares.

13.8  Tax Withholding.    The Participant shall be responsible for payment of any taxes or similar charges required by law to be paid or withheld from an Award or an amount paid in satisfaction of an Award. Any required withholdings shall be paid by the Participant on or prior to the payment

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

or other event that results in taxable income in respect of an Award. The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award.

13.9  Unfunded Plan.    The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

13.10  Other Compensation and Benefit Plans.    The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation or benefit program for employees of the Company or any Affiliate. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or an Affiliate, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

13.11  Plan Binding on Transferees.    The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries.

13.12  Severability.    If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

13.13  Foreign Jurisdictions.    The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

13.14  Substitute Awards in Corporate Transactions.    Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose.

The Walt Disney Company Notice of 2007 Annual Meeting and Proxy Statement

13.15  Coordination with 2002 Executive Performance Plan.    For purposes of Restricted Stock Awards, Stock Unit Awards and Stock Awards granted under the Plan that are intended to qualify as “performance-based” compensation under Section 162(m) of the Code, such Awards shall be granted in accordance with the provisions of the Company’s 2002 Executive Performance Plan (or any successor plan) to the extent necessary to satisfy the requirements of Section 162(m) of the Code.

13.16  Section 409A Compliance.    To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code, and the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. In the event that any provision of the Plan or an Award Agreement is determined by the Committee to not comply with the applicable requirements of Section 409A of the Code, the Committee shall have the authority to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements, provided that no such action shall adversely affect any outstanding Award without the consent of the affected Participant. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if a Participant is a “specified employee” as defined in Section 409A of the Code at the time of termination of Service with respect to an Award, then solely to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, the commencement of any payments or benefits under the Award shall be deferred until the date that is six months following the Participant’s termination of Service (or such other period as required to comply with Section 409A).

13.17  Governing Law.    The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

14.  Effective Date; Amendment and Termination.

14.1  Effective Date.    The Plan as amended and restated shall become effective immediately following its adoption by the Board. The term of the Plan shall be seven (7) years from the date of the original adoption of the Plan (prior to this amendment and restatement) by the Board, subject to Section 14.3 hereof.

14.2  Amendment.    The Board may at any time and from time to time and in any respect, amend or modify the Plan. The Board may seek the approval of any amendment or modification by the Company’s shareholders to the extent it deems necessary or advisable in its discretion for purposes of compliance with Section 162(m) or Section 422 of the Code, the listing requirements of the New York Stock Exchange or other exchange or securities market or for any other purpose. No amendment or modification of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

14.3  Termination.    The Plan shall terminate on December 30, 2011, which is the seventh anniversary of the date of its adoption by the Board. The Board may, in its discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

Proxy Card — General

Annual Meeting of Shareholders – To Be Held March 8, 2007

THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned hereby appoint(s) THOMAS O. STAGGS, ALAN N. BRAVERMAN and ROGER J. PATTERSON, and each of them, attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of The Walt Disney Company that the undersigned would be entitled to cast if personally present at the 2007 Annual Meeting of Shareholders of the Company, and at any postponement or adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED ON THE REVERSE SIDE. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED AS TO ALL SHARES OF THE UNDERSIGNED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE; FOR PROPOSALS 2, 3 AND 4; AGAINST PROPOSALS 5 AND 6; AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Please date and sign exactly as your name appears on the form and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign.

(Continued and to be marked, dated and signed, on the other side)

Address Change (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

Sign Up Today For Electronic Delivery

Email delivery of your shareholder materials is efficient, environmentally friendly, and reduces Disney’s printing and postage costs. Sign up today at

www.disneyshareholder.com or by calling 818.553.7200.

You can access, view and download this year’s Annual Report and Proxy Statement at The Walt Disney Company Investor Relations website at www.disney.com/investors

Ú IF YOU PLAN TO ATTEND THE MEETING Ú

General Directions from the East

Take I-10 West to Exit 234C (West Bank/Highway 90).

Continue on Highway 90 (the Riverfront Expressway) and exit right at Tchoupitoulas/South Peters Street. This is the last exit before crossing the bridge!

On ground level, stay in the left lane and go to the fourth stop, which is Convention Center Boulevard. You will see the Convention Center Expansion in front of you.

Turn left on Convention Center Boulevard. The Convention Center is on your right, at 900 Convention Center Boulevard.

General Directions from the West

Take I-10 East to the West Bank/Highway 90 exit (do not continue on I-10 to Slidell).

Stay in the right lane and exit right at Tchoupitoulas/South Peters Street. This is the last exit before crossing the bridge!

On ground level, stay in the left lane and go to the fourth stop, which is Convention Center Boulevard. You will see the Convention Center Expansion in front of you.

Turn left on Convention Center Boulevard. The Convention Center is on your right, at 900 Convention Center Boulevard.

Parking

Parking is available at the Convention Center.

Please Mark Here for Address Change ☐ SEE REVERSE SIDE

THE BOARD RECOMMENDS A VOTE FOR ITEMS 1, 2, AND 3.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	THE BOARD RECOMMENDS A VOTE FOR ITEM 4.
(1) Election of Directors.						FOR	AGAINST	ABSTAIN
(01) John E. Bryson	(06) Fred H. Langhammer	☐	☐	☐	(4) To approve the terms of the Amended and Restated 2002 Executive Performance Plan.	☐	☐	☐
(02) John S. Chen	(07) Aylwin B. Lewis
(03) Judith L. Estrin	(08) Monica C. Lozano
(04) Robert A. Iger	(09) Robert W. Matschullat
(05) Steven P. Jobs	(10) John E. Pepper, Jr.
(11) Orin C. Smith
THE BOARD RECOMMENDS A VOTE AGAINST ITEMS 5 AND 6.
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the nominee’s number on the line to right.
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
(2) To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s registered public accountants for 2007.		☐	☐	☐	(5) To approve the shareholder proposal relating to greenmail.	☐	☐	☐
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
(3) To approve the Amendments to the Amended and Restated 2005 Stock Incentive Plan.		☐	☐	☐	(6) To approve the shareholder proposal to amend the Bylaws relating to stockholder rights plans.	☐	☐	☐

Please indicate if you plan to attend the meeting. ☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

ÙFOLD AND DETACH HEREÙ

Vote 24 Hours a Day, 7 Days a Week by Internet or Telephone or Mail.

Internet and telephone voting is available until 11:59 p.m. Eastern Standard Time on March 7, 2007. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned the proxy card.

Internet http://www.proxyvoting.com/dis Use the Internet to vote your proxy. Have proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have proxy card in hand when you call.	OR	Mail Mark, sign and date the proxy card and return it in the enclosed postage- paid envelope.

If you vote your proxy by Internet or by telephone, please do NOT mail back the proxy card.

You can access, view and download this year’s Annual Report and Proxy Statement at the

The Walt Disney Company Investor Relations website at www.disney.com/investors.

ÚIF YOU PLAN TO ATTEND THE MEETINGÚ

Annual Meeting of Shareholders

Bring this admission ticket with you to the meeting on March 8th. Do not mail.

This admission ticket admits you and one guest to the meeting.

Location:	Meeting Hours:
Ernest N. Morial Convention Center	Registration begins 8:00 a.m.
900 Convention Center Boulevard	Seating begins 9:00 a.m.
New Orleans, Louisiana	Meeting begins 10:00 a.m.

Admission Ticket

Please see the back of this card for directions. This ticket is valid to admit the shareholder and one guest to the 2007 Annual Meeting.

Please note that seating space is limited and admission to the meeting will be on a first-come, first-served basis. Each shareholder may be asked to present valid picture identification such as a driver’s license or passport. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted in the meeting.

For wheelchair and hearing impaired seating, please see a host/hostess for assistance.

Proxy Card — Household Election

Annual Meeting of Shareholders – To Be Held March 8, 2007

THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned hereby appoint(s) THOMAS O. STAGGS, ALAN N. BRAVERMAN and ROGER J. PATTERSON, and each of them, attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of The Walt Disney Company that the undersigned would be entitled to cast if personally present at the 2007 Annual Meeting of Shareholders of the Company, and at any postponement or adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED ON THE REVERSE SIDE. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED AS TO ALL SHARES OF THE UNDERSIGNED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE; FOR PROPOSALS 2, 3 AND 4; AGAINST PROPOSALS 5 AND 6; AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Please date and sign exactly as your name appears on the form and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign.

(Continued and to be marked, dated and signed, on the other side)

Address Change (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

Sign Up Today For Electronic Delivery

Email delivery of your shareholder materials is efficient, environmentally friendly, and reduces Disney’s printing and postage costs. Sign up today at

www.disneyshareholder.com or by calling 818.553.7200.

You can access, view and download this year’s Annual Report and Proxy Statement at The Walt Disney Company Investor Relations website at www.disney.com/investors

Ú IF YOU PLAN TO ATTEND THE MEETING Ú

General Directions from the East

Take I-10 West to Exit 234C (West Bank/Highway 90).

Continue on Highway 90 (the Riverfront Expressway) and exit right at Tchoupitoulas/South Peters Street. This is the last exit before crossing the bridge!

On ground level, stay in the left lane and go to the fourth stop, which is Convention Center Boulevard. You will see the Convention Center Expansion in front of you.

Turn left on Convention Center Boulevard. The Convention Center is on your right, at 900 Convention Center Boulevard.

General Directions from the West

Take I-10 East to the West Bank/Highway 90 exit (do not continue on I-10 to Slidell).

Stay in the right lane and exit right at Tchoupitoulas/South Peters Street. This is the last exit before crossing the bridge!

On ground level, stay in the left lane and go to the fourth stop, which is Convention Center Boulevard. You will see the Convention Center Expansion in front of you.

Turn left on Convention Center Boulevard. The Convention Center is on your right, at 900 Convention Center Boulevard.

Parking

Parking is available at the Convention Center.

Please Mark Here for Address Change ☐ SEE REVERSE SIDE

THE BOARD RECOMMENDS A VOTE FOR ITEMS 1, 2, AND 3.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	THE BOARD RECOMMENDS A VOTE FOR ITEM 4.
(1) Election of Directors.						FOR	AGAINST	ABSTAIN
(01) John E. Bryson	(06) Fred H. Langhammer	☐	☐	☐	(4) To approve the terms of the Amended and Restated 2002 Executive Performance Plan.	☐	☐	☐
(02) John S. Chen	(07) Aylwin B. Lewis
(03) Judith L. Estrin	(08) Monica C. Lozano
(04) Robert A. Iger	(09) Robert W. Matschullat
(05) Steven P. Jobs	(10) John E. Pepper, Jr.
(11) Orin C. Smith
THE BOARD RECOMMENDS A VOTE AGAINST ITEMS 5 AND 6.
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the nominee’s number on the line to right.
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
(2) To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s registered public accountants for 2007.		☐	☐	☐	(5) To approve the shareholder proposal relating to greenmail.	☐	☐	☐
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
(3) To approve the Amendments to the Amended and Restated 2005 Stock Incentive Plan.		☐	☐	☐	(6) To approve the shareholder proposal to amend the Bylaws relating to stockholder rights plans.	☐	☐	☐

Please indicate if you plan to attend the meeting. ☐	HOUSEHOLDING ELECTION If you wish to receive separate mailings for multiple accounts at the same address, please check the box to the right. ☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

ÙFOLD AND DETACH HEREÙ

Vote 24 Hours a Day, 7 Days a Week by Internet or Telephone or Mail.

Internet and telephone voting is available until 11:59 p.m. Eastern Standard Time on March 7, 2007. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned the proxy card.

Internet http://www.proxyvoting.com/dis Use the Internet to vote your proxy. Have proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have proxy card in hand when you call.	OR	Mail Mark, sign and date the proxy card and return it in the enclosed postage- paid envelope.

If you vote your proxy by Internet or by telephone, please do NOT mail back the proxy card.

You can access, view and download this year’s Annual Report and Proxy Statement at the

The Walt Disney Company Investor Relations website at www.disney.com/investors.

ÚIF YOU PLAN TO ATTEND THE MEETINGÚ

Annual Meeting of Shareholders

Bring this admission ticket with you to the meeting on March 8th. Do not mail.

This admission ticket admits you and one guest to the meeting.

Location:	Meeting Hours:
Ernest N. Morial Convention Center	Registration begins 8:00 a.m.
900 Convention Center Boulevard	Seating begins 9:00 a.m.
New Orleans, Louisiana	Meeting begins 10:00 a.m.

Admission Ticket

Please see the back of this card for directions. This ticket is valid to admit the shareholder and one guest to the 2007 Annual Meeting.

Please note that seating space is limited and admission to the meeting will be on a first-come, first-served basis. Each shareholder may be asked to present valid picture identification such as a driver’s license or passport. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted in the meeting.

For wheelchair and hearing impaired seating, please see a host/hostess for assistance.

Proxy Card — Employee Plans

Annual Meeting of Shareholders – To Be Held March 8, 2007

THE BOARD OF DIRECTORS SOLICITS THIS PROXY

This proxy card, when signed and returned, or your telephone or Internet proxy, will constitute voting instructions on all matters properly coming before the Annual Meeting and at any adjournments or postponements thereof in accordance with the instructions given herein to the trustee for shares held in any 401(k) savings plan of the Company or its subsidiaries (the “Plans”). Shares in each of the Plans for which voting instructions are not received by March 5, 2007, or if no choice is specified, will be voted by the trustee in the same proportion as the shares for which voting instructions are received from other participants of the Plan. Your voting instructions will be kept confidential by the trustee.

Please date and sign exactly as your name appears on the form and mail the proxy promptly.

(Continued and to be marked, dated and signed, on the other side)

Address Change (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

Ú IF YOU PLAN TO ATTEND THE MEETING Ú

General Directions from the East

Take I-10 West to Exit 234C (West Bank/Highway 90).

Continue on Highway 90 (the Riverfront Expressway) and exit right at Tchoupitoulas/South Peters Street. This is the last exit before crossing the bridge!

On ground level, stay in the left lane and go to the fourth stop, which is Convention Center Boulevard. You will see the Convention Center Expansion in front of you.

Turn left on Convention Center Boulevard. The Convention Center is on your right, at 900 Convention Center Boulevard.

General Directions from the West

Take I-10 East to the West Bank/Highway 90 exit (do not continue on I-10 to Slidell).

Stay in the right lane and exit right at Tchoupitoulas/South Peters Street. This is the last exit before crossing the bridge!

On ground level, stay in the left lane and go to the fourth stop, which is Convention Center Boulevard. You will see the Convention Center Expansion in front of you.

Turn left on Convention Center Boulevard. The Convention Center is on your right, at 900 Convention Center Boulevard.

Parking

Parking is available at the Convention Center.

Please Mark Here for Address Change ☐ SEE REVERSE SIDE

THE BOARD RECOMMENDS A VOTE FOR ITEMS 1, 2, AND 3.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	THE BOARD RECOMMENDS A VOTE FOR ITEM 4.
(1) Election of Directors.						FOR	AGAINST	ABSTAIN
(01) John E. Bryson	(06) Fred H. Langhammer	☐	☐	☐	(4) To approve the terms of the Amended and Restated 2002 Executive Performance Plan.	☐	☐	☐
(02) John S. Chen	(07) Aylwin B. Lewis
(03) Judith L. Estrin	(08) Monica C. Lozano
(04) Robert A. Iger	(09) Robert W. Matschullat
(05) Steven P. Jobs	(10) John E. Pepper, Jr.
(11) Orin C. Smith
THE BOARD RECOMMENDS A VOTE AGAINST ITEMS 5 AND 6.
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the nominee’s number on the line to right.
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
(2) To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s registered public accountants for 2007.		☐	☐	☐	(5) To approve the shareholder proposal relating to greenmail.	☐	☐	☐
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
(3) To approve the Amendments to the Amended and Restated 2005 Stock Incentive Plan.		☐	☐	☐	(6) To approve the shareholder proposal to amend the Bylaws relating to stockholder rights plans.	☐	☐	☐

Please indicate if you plan to attend the meeting. ☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

ÙFOLD AND DETACH HEREÙ

Vote 24 Hours a Day, 7 Days a Week by Internet or Telephone or Mail.

Internet and telephone voting is available until 11:59 p.m. Eastern Standard Time on March 5, 2007. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned the proxy card.

Internet http://www.proxyvoting.com/dis1 Use the Internet to vote your proxy. Have proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have proxy card in hand when you call.	OR	Mail Mark, sign and date the proxy card and return it in the enclosed postage- paid envelope.

If you vote your proxy by Internet or by telephone, please do NOT mail back the proxy card.

You can access, view and download this year’s Annual Report and Proxy Statement at the

The Walt Disney Company Investor Relations website at www.disney.com/investors.

ÚIF YOU PLAN TO ATTEND THE MEETINGÚ

Annual Meeting of Shareholders

Bring this admission ticket with you to the meeting on March 8th. Do not mail.

This admission ticket admits you and one guest to the meeting.

Location:	Meeting Hours:
Ernest N. Morial Convention Center	Registration begins 8:00 a.m.
900 Convention Center Boulevard	Seating begins 9:00 a.m.
New Orleans, Louisiana	Meeting begins 10:00 a.m.

Admission Ticket

Please see the back of this card for directions. This ticket is valid to admit the shareholder and one guest to the 2007 Annual Meeting.

Please note that seating space is limited and admission to the meeting will be on a first-come, first-served basis. Each shareholder may be asked to present valid picture identification such as a driver’s license or passport. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted in the meeting.

For wheelchair and hearing impaired seating, please see a host/hostess for assistance.

Proxy Card — Electronic Delivery

Annual Meeting of Shareholders – To Be Held March 8, 2007

THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned hereby appoint(s) THOMAS O. STAGGS, ALAN N. BRAVERMAN and ROGER J. PATTERSON, and each of them, attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of The Walt Disney Company that the undersigned would be entitled to cast if personally present at the 2007 Annual Meeting of Shareholders of the Company, and at any postponement or adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED ON THE REVERSE SIDE. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED AS TO ALL SHARES OF THE UNDERSIGNED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE; FOR PROPOSALS 2, 3 AND 4; AGAINST PROPOSALS 5 AND 6; AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Please date and sign exactly as your name appears on the form and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign.

(Continued and to be marked, dated and signed, on the other side)

Address Change (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

Sign Up Today For Electronic Delivery

Email delivery of your shareholder materials is efficient, environmentally friendly, and reduces Disney’s printing and postage costs. Sign up today at

www.disneyshareholder.com or by calling 818.553.7200.

You can access, view and download this year’s Annual Report and Proxy Statement at The Walt Disney Company Investor Relations website at www.disney.com/investors

Ú IF YOU PLAN TO ATTEND THE MEETING Ú

General Directions from the East

Take I-10 West to Exit 234C (West Bank/Highway 90).

Continue on Highway 90 (the Riverfront Expressway) and exit right at Tchoupitoulas/South Peters Street. This is the last exit before crossing the bridge!

On ground level, stay in the left lane and go to the fourth stop, which is Convention Center Boulevard. You will see the Convention Center Expansion in front of you.

Turn left on Convention Center Boulevard. The Convention Center is on your right, at 900 Convention Center Boulevard.

General Directions from the West

Take I-10 East to the West Bank/Highway 90 exit (do not continue on I-10 to Slidell).

Stay in the right lane and exit right at Tchoupitoulas/South Peters Street. This is the last exit before crossing the bridge!

On ground level, stay in the left lane and go to the fourth stop, which is Convention Center Boulevard. You will see the Convention Center Expansion in front of you.

Turn left on Convention Center Boulevard. The Convention Center is on your right, at 900 Convention Center Boulevard.

Parking

Parking is available at the Convention Center.

Please Mark Here for Address Change ☐ SEE REVERSE SIDE

THE BOARD RECOMMENDS A VOTE FOR ITEMS 1, 2, AND 3.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	THE BOARD RECOMMENDS A VOTE FOR ITEM 4.
(1) Election of Directors.						FOR	AGAINST	ABSTAIN
(01) John E. Bryson	(06) Fred H. Langhammer	☐	☐	☐	(4) To approve the terms of the Amended and Restated 2002 Executive Performance Plan.	☐	☐	☐
(02) John S. Chen	(07) Aylwin B. Lewis
(03) Judith L. Estrin	(08) Monica C. Lozano
(04) Robert A. Iger	(09) Robert W. Matschullat
(05) Steven P. Jobs	(10) John E. Pepper, Jr.
(11) Orin C. Smith
THE BOARD RECOMMENDS A VOTE AGAINST ITEMS 5 AND 6.
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the nominee’s number on the line to right.
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
(2) To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s registered public accountants for 2007.		☐	☐	☐	(5) To approve the shareholder proposal relating to greenmail.	☐	☐	☐
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
(3) To approve the Amendments to the Amended and Restated 2005 Stock Incentive Plan.		☐	☐	☐	(6) To approve the shareholder proposal to amend the Bylaws relating to stockholder rights plans.	☐	☐	☐

Please indicate if you plan to attend the meeting. ☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

ÙFOLD AND DETACH HEREÙ

Vote 24 Hours a Day, 7 Days a Week by Internet or Telephone or Mail.

Internet and telephone voting is available until 11:59 p.m. Eastern Standard Time on March 7, 2007. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned the proxy card.

Internet http://www.proxyvoting.com/dis Use the Internet to vote your proxy. Have proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have proxy card in hand when you call.	OR	Mail Mark, sign and date the proxy card and return it in the enclosed postage- paid envelope.

If you vote your proxy by Internet or by telephone, please do NOT mail back the proxy card.

You can access, view and download this year’s Annual Report and Proxy Statement at the

The Walt Disney Company Investor Relations website at www.disney.com/investors.

ÚIF YOU PLAN TO ATTEND THE MEETINGÚ

Annual Meeting of Shareholders

Bring this admission ticket with you to the meeting on March 8th. Do not mail.

This admission ticket admits you and one guest to the meeting.

Location:	Meeting Hours:
Ernest N. Morial Convention Center	Registration begins 8:00 a.m.
900 Convention Center Boulevard	Seating begins 9:00 a.m.
New Orleans, Louisiana	Meeting begins 10:00 a.m.

Admission Ticket

Please see the back of this card for directions. This ticket is valid to admit the shareholder and one guest to the 2007 Annual Meeting.

Please note that seating space is limited and admission to the meeting will be on a first-come, first-served basis. Each shareholder may be asked to present valid picture identification such as a driver’s license or passport. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted in the meeting.

For wheelchair and hearing impaired seating, please see a host/hostess for assistance.